                                                                   EXHIBIT 10.6


                            MULTI-PLEX THEATER LEASE
                            dated December ___, 1996

                                 by and between

                     MDA-San Bernardino Associates, L.L.C.
                      a Delaware limited liability company

                                   "Landlord"

                                      and

                       CINEMASTAR LUXURY THEATERS, INC.,
                            a California corporation

                                    "Tenant"

                            GLOSSARY OF DEFINITIONS


90/10 Films . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Additional Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Agency Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Annual Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Box Office Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Broker  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
Builder's All Risk  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
City  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Coffee Bar  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
Common Area Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Common Areas  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
Concession Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Day Hours . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
DDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Declaration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
Default Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
Delivery Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Developer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Development Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Development Parcels . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Development Site  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Earthquake Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Extended Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Extensive Alteration  . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
FF&E Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
FF&E Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Financing Evidence Date . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
Fire and Extended Coverage  . . . . . . . . . . . . . . . . . . . . . .  26, 28
First Appraisal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
First LC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
First Right of Refusal Period . . . . . . . . . . . . . . . . . . . . . . .  11
Flood Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
Force Majeure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
FRV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
FRV Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Governmental Approvals  . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Hazardous Materials . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Hazardous Materials Laws  . . . . . . . . . . . . . . . . . . . . . . . . .  67
HUD Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
HVAC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
Landlord  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Landlord's Accountant . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Landlord's Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Landlord's Work . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Lease Term  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

Lease Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Mortgagee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
Off Hours . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Ordinance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Parking Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Parking Cost  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
Parking Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Permitted Title Exceptions  . . . . . . . . . . . . . . . . . . . . . . . .  12
Permittees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Project Area  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Proportionate Share . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Quarterly Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
REA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Real Property Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
Redevelopment Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Rent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
Second Appraisal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Second LC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Service Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
Tenant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1, 62
Tenant Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
Tenant Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
Tenant's "Proportionate Share"  . . . . . . . . . . . . . . . . . . . . . .  45
Tenant's Accountant . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Tenant's Audit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Tenant's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Tenant's Monthly Statement  . . . . . . . . . . . . . . . . . . . . . . . .  15
Tenant's Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
Tenant's Work . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Third Appraisal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
Transferee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
UCC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

                               TABLE OF CONTENTS

                                                                        PAGE(S)
                                                                        -------
   ARTICLE 1   FUNDAMENTAL LEASE PROVISIONS   . . . . . . . . . . . . . . .   1
               1.1      Definitions.  . . . . . . . . . . . . . . . . . . .   1
               1.2      Exhibits. . . . . . . . . . . . . . . . . . . . . .   3
               1.3  Recitals.   . . . . . . . . . . . . . . . . . . . . . .   4
   ARTICLE 2   DEMISED PREMISES   . . . . . . . . . . . . . . . . . . . . .   4
               2.1      Lease.  . . . . . . . . . . . . . . . . . . . . . .   4
               2.2      Building Construction and Measurement.  . . . . . .   5
               2.3      Assurances Regarding Tenant's Work  . . . . . . . .   5
   ARTICLE 3   TERM   . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
               3.1      Commencement of Initial Term. . . . . . . . . . . .   7
               3.2      Construction Completion.  . . . . . . . . . . . . .   7
               3.3      Building Permits. . . . . . . . . . . . . . . . . .   8
               3.4      Lease Year. . . . . . . . . . . . . . . . . . . . .   8
               3.5      Tenant's Certificate. . . . . . . . . . . . . . . .   8
               3.6      Tenant's Work.  . . . . . . . . . . . . . . . . . .   9
               3.7      Extended Term.  . . . . . . . . . . . . . . . . . .   9
   ARTICLE 4   FAILURE OF CONDITIONS  . . . . . . . . . . . . . . . . . . .  12
               4.1      Delivery of DDA.  . . . . . . . . . . . . . . . . .  12
               4.2      Governmental Approvals. . . . . . . . . . . . . . .  12
               4.3      Environmental Studies . . . . . . . . . . . . . . .  13
               4.4      Absence of Moratorium or Litigation.  . . . . . . .  13
               4.5      Parking.  . . . . . . . . . . . . . . . . . . . . .  13
               4.6      Financing Requirement.  . . . . . . . . . . . . . .  13
               4.7      REA.  . . . . . . . . . . . . . . . . . . . . . . .  13
               4.8      Final Plans . . . . . . . . . . . . . . . . . . . .  13
   ARTICLE 5   RENT   . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
               5.1      Minimum Annual Rent.  . . . . . . . . . . . . . . .  14
               5.2      Percentage Rents. . . . . . . . . . . . . . . . . .  14
               5.3      Security Deposit. . . . . . . . . . . . . . . . . .  17
               5.4      Real Property Taxes and Insurance Expenses. . . . .  17
               5.5      Insurance Allocation. . . . . . . . . . . . . . . .  19
               5.6      Tax and Insurance Fund. . . . . . . . . . . . . . .  19
               5.7      Other Charges.  . . . . . . . . . . . . . . . . . .  19
               5.8      Place of Payment. . . . . . . . . . . . . . . . . .  20
               5.9      Personal Property Taxes.  . . . . . . . . . . . . .  20
   ARTICLE 6   TERMS OF PARKING AGREEMENT   . . . . . . . . . . . . . . . .  20
   ARTICLE 7   PERMISSIBLE USE  . . . . . . . . . . . . . . . . . . . . . .  20
               7.1      Permitted Uses. . . . . . . . . . . . . . . . . . .  20
               7.2      Exclusive Uses By Others. . . . . . . . . . . . . .  23
               7.3      Tenant's Exclusive Use. . . . . . . . . . . . . . .  23
   ARTICLE 8   UTILITIES  . . . . . . . . . . . . . . . . . . . . . . . . .  23
               8.1      Utility Installation. . . . . . . . . . . . . . . .  23
               8.2      Payment of Utility Cost.  . . . . . . . . . . . . .  23
               8.3      No Liability. . . . . . . . . . . . . . . . . . . .  24
   ARTICLE 9   INDEMNITY AND INSURANCE  . . . . . . . . . . . . . . . . . .  24
               9.1      Indemnification and Waiver. . . . . . . . . . . . .  24
               9.2      Waiver of Subrogation.  . . . . . . . . . . . . . .  25
               9.3      Tenant's Insurance Obligation.  . . . . . . . . . .  25

                               TABLE OF CONTENTS
                                  (continued)

                                                                        PAGE(S)
                                                                        -------
               9.4      Policy Requirements.  . . . . . . . . . . . . . . .  26
               9.5      Increase in Coverage. . . . . . . . . . . . . . . .  27
               9.6      Blanket Coverage. . . . . . . . . . . . . . . . . .  27
               9.7      Landlord's Insurance Obligations. . . . . . . . . .  27
               9.8      Insurance Use Restrictions. . . . . . . . . . . . .  28
               9.9      Tenant's Failure to Obtain Insurance. . . . . . . .  28
   ARTICLE 10  TENANT'S ALTERATIONS   . . . . . . . . . . . . . . . . . . .  28
               10.1     Permitted Alterations.  . . . . . . . . . . . . . .  28
               10.2     Manner of Construction. . . . . . . . . . . . . . .  29
               10.3     Construction Insurance. . . . . . . . . . . . . . .  30
   ARTICLE 11  MECHANICS' LIENS   . . . . . . . . . . . . . . . . . . . . .  30
               11.1     Tenant's Lien Obligations.  . . . . . . . . . . . .  30
               11.2     Notice  . . . . . . . . . . . . . . . . . . . . . .  31
               11.3     Inspection; Notice of Non-Responsibility  . . . . .  31
               11.4     Common Areas  . . . . . . . . . . . . . . . . . . .  31
   ARTICLE 12  SIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
               12.1     In General. . . . . . . . . . . . . . . . . . . . .  31
               12.2     Promotional Signs.  . . . . . . . . . . . . . . . .  32
   ARTICLE 13  TRADE FIXTURES AND PERSONAL PROPERTY   . . . . . . . . . . .  32
               13.1     Ownership.  . . . . . . . . . . . . . . . . . . . .  32
               13.2     Security Interest.  . . . . . . . . . . . . . . . .  33
               13.3     Removal.  . . . . . . . . . . . . . . . . . . . . .  33
               13.4     Personal Property Tax.  . . . . . . . . . . . . . .  34
   ARTICLE 14  ASSIGNMENT, SUBLEASE AND OTHER TRANSFERS   . . . . . . . . .  34
               14.1     Restrictions. . . . . . . . . . . . . . . . . . . .  34
               14.2     Procedure for Transfer. . . . . . . . . . . . . . .  35
               14.3     Transfer Rent Adjustment. . . . . . . . . . . . . .  36
               14.4     Required Documents. . . . . . . . . . . . . . . . .  36
               14.5     Merger and Consolidation. . . . . . . . . . . . . .  37
               14.6     Bankruptcy. . . . . . . . . . . . . . . . . . . . .  37
               14.7     Exception for Concessions.  . . . . . . . . . . . .  37
   ARTICLE 15  OPERATION OF TENANT'S BUSINESS   . . . . . . . . . . . . . .  37
               15.1     Continuous Operation. . . . . . . . . . . . . . . .  37
               15.2     Operating Hours.  . . . . . . . . . . . . . . . . .  38
               15.3     Rules and Regulations.  . . . . . . . . . . . . . .  38
               15.4     Special Operating Covenants.  . . . . . . . . . . .  38
   ARTICLE 16  REPAIRS AND MAINTENANCE  . . . . . . . . . . . . . . . . . .  39
               16.1     Tenant's Maintenance Obligations. . . . . . . . . .  39
               16.2     Tenant's Failure to Maintain. . . . . . . . . . . .  40
               16.3     Right to Enter. . . . . . . . . . . . . . . . . . .  40
               16.4     Grant of License. . . . . . . . . . . . . . . . . .  41
               16.5     Heating and Air Conditioning Equipment. . . . . . .  41
   ARTICLE 17  DAMAGE OR DESTRUCTION  . . . . . . . . . . . . . . . . . . .  42
               17.1     Premises Insured Casualty.  . . . . . . . . . . . .  42
               17.2     Premises Uninsured Casualty.  . . . . . . . . . . .  42
               17.3     Damage to Other Portions of the Development.  . . .  43

                               TABLE OF CONTENTS
                                  (continued)

                                                                        PAGE(S)
                                                                        -------
               17.4     Damage to Common Areas. . . . . . . . . . . . . . .  43
               17.5     Right to Proceeds.  . . . . . . . . . . . . . . . .  43
               17.6  Casualty to Parking Areas.   . . . . . . . . . . . . .  43
               17.7     Damage to Premises Near End of Term.  . . . . . . .  44
               17.8     Release of Liability. . . . . . . . . . . . . . . .  44
               17.9     Abatement of Rent.  . . . . . . . . . . . . . . . .  44
   ARTICLE 18  COMMON AREAS, PARKING AREAS AND EXPENSES   . . . . . . . . .  45
               18.1     Use of Common Areas.  . . . . . . . . . . . . . . .  45
               18.2     Parking Areas.  . . . . . . . . . . . . . . . . . .  45
               18.3     Common Area Expense.  . . . . . . . . . . . . . . .  45
               18.4     Expenses Included.  . . . . . . . . . . . . . . . .  46
               18.5     Expenses Excluded.  . . . . . . . . . . . . . . . .  47
               18.6     Enlargement of Common Areas.  . . . . . . . . . . .  49
               18.7     Common Area Rules and Regulations.  . . . . . . . .  49
               18.8     Control of Common Area. . . . . . . . . . . . . . .  49
               18.9  Employee Parking Restrictions.   . . . . . . . . . . .  50
               18.10 Index  . . . . . . . . . . . . . . . . . . . . . . . .  51
   ARTICLE 19  TENANT'S DEFAULTS; REMEDIES  . . . . . . . . . . . . . . . .  51
               19.1     Events of Default.  . . . . . . . . . . . . . . . .  51
               19.2     Remedies. . . . . . . . . . . . . . . . . . . . . .  52
               19.3     Computations. . . . . . . . . . . . . . . . . . . .  55
               19.4     Definition of Worth at the Time of Award. . . . . .  56
               19.5     Efforts to Relet. . . . . . . . . . . . . . . . . .  56
               19.6     No Waiver.  . . . . . . . . . . . . . . . . . . . .  56
   ARTICLE 20  DEFAULT BY LANDLORD  . . . . . . . . . . . . . . . . . . . .  56
   ARTICLE 21  ATTORNEYS' FEES  . . . . . . . . . . . . . . . . . . . . . .  57
               21.1     Legal Actions between Landlord and Tenant.  . . . .  57
   ARTICLE 22  EMINENT DOMAIN   . . . . . . . . . . . . . . . . . . . . . .  57
               22.1     Taking Resulting in Termination.  . . . . . . . . .  57
               22.2     Partial Taking. . . . . . . . . . . . . . . . . . .  57
               22.3     Award.  . . . . . . . . . . . . . . . . . . . . . .  58
               22.4     Transfer Under Threat of Taking.  . . . . . . . . .  58
               22.5     Requisitioning. . . . . . . . . . . . . . . . . . .  58
   ARTICLE 23  SUBORDINATION; ATTORNMENT  . . . . . . . . . . . . . . . . .  58
               23.1     Subordination.  . . . . . . . . . . . . . . . . . .  58
               23.2     Future Encumbrance. . . . . . . . . . . . . . . . .  59
               23.3     Attornment. . . . . . . . . . . . . . . . . . . . .  60
               23.4     Estoppel Certificate. . . . . . . . . . . . . . . .  60
   ARTICLE 24  SALE OF PREMISES BY LANDLORD   . . . . . . . . . . . . . . .  60
   ARTICLE 25  HOLDOVER BY TENANT   . . . . . . . . . . . . . . . . . . . .  60
               25.1     Holdover Tenancy. . . . . . . . . . . . . . . . . .  60
               25.2     Failure to Surrender. . . . . . . . . . . . . . . .  61
   ARTICLE 26  NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
               26.1     Notices.  . . . . . . . . . . . . . . . . . . . . .  61
               26.2     Default Notices.  . . . . . . . . . . . . . . . . .  61

                               TABLE OF CONTENTS
                                  (continued)

                                                                        PAGE(S)
                                                                        -------
   ARTICLE 27  CAPTIONS AND TERMS   . . . . . . . . . . . . . . . . . . . .  62
               27.1     Reference Only. . . . . . . . . . . . . . . . . . .  62
               27.2     Parties.  . . . . . . . . . . . . . . . . . . . . .  62
   ARTICLE 28  OBLIGATIONS OF SUCCESSORS  . . . . . . . . . . . . . . . . .  62
   ARTICLE 29  MISCELLANEOUS PROVISIONS   . . . . . . . . . . . . . . . . .  62
               29.1     Separability. . . . . . . . . . . . . . . . . . . .  62
               29.2     Tenant Warranties.  . . . . . . . . . . . . . . . .  62
               29.3     Merger. . . . . . . . . . . . . . . . . . . . . . .  63
               29.4     Right to Lease. . . . . . . . . . . . . . . . . . .  64
               29.5     Governing Law.  . . . . . . . . . . . . . . . . . .  64
               29.6     Force Majeure.  . . . . . . . . . . . . . . . . . .  64
               29.7     Cumulative Rights.  . . . . . . . . . . . . . . . .  64
               29.8     Time. . . . . . . . . . . . . . . . . . . . . . . .  64
               29.9     Relationship of Parties.  . . . . . . . . . . . . .  64
               29.10  Late Charges.   . . . . . . . . . . . . . . . . . . .  65
               29.11  Financial Statements.   . . . . . . . . . . . . . . .  65
               29.12  Real Estate Brokers.  . . . . . . . . . . . . . . . .  65
               29.13  Default Rate.   . . . . . . . . . . . . . . . . . . .  66
               29.14  No Offer to Lease.  . . . . . . . . . . . . . . . . .  66
               29.15  Exculpation.  . . . . . . . . . . . . . . . . . . . .  66
               29.16  Hazardous Materials.  . . . . . . . . . . . . . . . .  66
               29.17  Nondiscrimination.  . . . . . . . . . . . . . . . . .  68
               29.18  Title of Landlord.  . . . . . . . . . . . . . . . . .  69
               29.19  Restriction on Similar Businesses.  . . . . . . . . .  69
               29.20  Agency  . . . . . . . . . . . . . . . . . . . . . . .  70
               29.21  Time.   . . . . . . . . . . . . . . . . . . . . . . .  70
               29.22  Waiver.   . . . . . . . . . . . . . . . . . . . . . .  70
               29.23  Counterparts.   . . . . . . . . . . . . . . . . . . .  70
               29.24  Lease Not to be Recorded.   . . . . . . . . . . . . .  70
               29.25 Mortgagee Requirements.  . . . . . . . . . . . . . . .  70
               29.26  Tenant Acknowledgment.  . . . . . . . . . . . . . . .  71

                           SAN BERNARDINO, CALIFORNIA
                            MULTI-PLEX THEATER LEASE



   THIS MULTI-PLEX THEATER LEASE ("Lease") is dated December ___, 1996 ("Effective Date"), and entered into by and between MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company ("Landlord"), and CINEMASTAR LUXURY THEATERS, INC., a California corporation ("Tenant").


                                   ARTICLE 1

                          FUNDAMENTAL LEASE PROVISIONS

   1.1 DEFINITIONS. For purposes of this Lease, the following terms shall have the following meanings:

               (a)      LEASE TERM:

                        (i)  INITIAL LEASE TERM:  Twenty-five (25) years.

                        (ii)  EXTENDED TERMS:     Two (2) five (5) year
                                        extensions.

               (b)      RENTAL COMMENCEMENT
                        DATE: Earlier of (a) 240 days after the issuance by City of San
                                                  Bernardino of the Tenant's
                                                  permits for Tenant's Work; or
                                                  (b) 330 days after
                                                  Substantial Completion of
                                                  Landlord's Work, except as
                                                  otherwise provided in Section
                                                  3.3.

               (c)      MINIMUM ANNUAL RENT:      Lease Year 1-5:  One Dollar
                                                  thirty-nine Cents ($1.39) per
                                                  square foot per month.

               (d)      ESCALATION:               Minimum Annual Rent increased
                                                  by 10% every fifth year of
                                                  the Initial Term beginning in
                                                  Lease Year 6, and by the
                                                  greater of Fair Rental Value
                                                  or ten percent (10%) at the
                                                  commencement of each Extended
                                                  Term.

               (e)      PERCENTAGE RENT:          8% of Gross Sales from Box
                                                  Office Sales (excluding 90/10
                                                  Films, as defined in Section
                                                  4.3) and 5% of Gross Sales
                                                  from Concession Sales.

               (f)      EFFECTIVE DATE:           Date of Lease execution

               (g)      ADDRESS FOR NOTICES:

                        TO LANDLORD:              MDA-San Bernardino
                                                   Associates, L.L.C.
                                                  c/o Metropolitan Development
                                                  300 North Continental Blvd.
                                                  Suite 360
                                                  El Segundo, CA  90245
                                                  Attn: Rex Swanson

                        TO TENANT:                CinemaStar Luxury Theaters,
                                                   Inc.
                                                  431 College Boulevard
                                                  Oceanside, CA  92057
                                                  Attn: John Ellison, Jr.,
                                                   President

               (h)      SECURITY DEPOSIT:         None

               (i)      BUILDING:                 The free standing Building to
                                                  be constructed by Tenant
                                                  having approximately Eighty
                                                  Thousand (80,000) square feet
                                                  of floor area, exclusive of
                                                  any mezzanine, measured from
                                                  the outside of exterior walls
                                                  (i.e., the Building
                                                  footprint).

               (j)      THEATER PARCEL:           The land on which the
                                                  Building shall be constructed
                                                  as more particularly
                                                  described in Exhibit A-1.

               (k)      PREMISES:                 The Theater Parcel and
                                                  Building.

               (l)      USE OF PREMISES:          First class, state of the
                                                  art, movie theater, using
                                                  best efforts to-show first
                                                  run films, and attendant food
                                                  and beverage sales.
                                                  movie/video
                                                  memorabilia/novelties
                                                  concession stands, and video
                                                  or similar interactive games
                                                  and for no other purpose.

               (m)      TRADE NAME:               CinemaStar Luxury Theaters

               (n)      MARKETING FUND CHARGE:    None

               (o)      DEVELOPMENT:              That certain Development
                                                  depicted as Exhibit A-2, known
                                                  as "MDA-San Bernardino
                                                  Entertainment Center," which
                                                  Landlord intends to construct
                                                  on the Theater Parcel and
                                                  adjoining land ("Development
                                                  Parcels") described in Exhibit
                                                  A-3 in the City of San
                                                  Bernardino ("City"), County of
                                                  San Bernardino, State of
                                                  California.

   1.2 EXHIBITS. The following drawings, documents and provisions are attached hereto as Exhibits and incorporated herein by this reference:

   Exhibit "A-1" - Legal Description of Theater Parcel.

   Exhibit "A-2" - Preliminary Site Plan of the Development. Tenant acknowledges that Landlord may unilaterally change the shape, size, location, number and extent of the improvements in the Development without Tenant's consent; provided, however, no such unilateral changes shall unreasonably impair Tenant's ability to conduct its business, or unreasonably impair access to, or parking for, the Premises.

   Exhibit "A-3" - Legal Description of Development Parcels.

   Exhibit "B" - Elevation Drawings of the Premises.

   Exhibit "C" - A description of work to be performed by Landlord ("Landlord's Work") and by Tenant ("Tenant's Work") in or on the Premises. The Premises shall be constructed pursuant to and in accordance with the procedures outlined in Exhibit "C."

   Exhibit "D" - Form of Guaranty.

   Exhibit "E" - Form of Tenant's Certificate.

   Exhibit "F" - Sign Criteria.

   Exhibit "G" - Rules and Regulations.

   Exhibit "H" - Subordination Agreement.

   Exhibit "I" - Parking Agreement.

   Exhibit "J" - Permitted Title Exceptions.

   Exhibit "K" - Memorandum of Lease.

   Exhibit "L" - Additional Covenants.

Landlord and Tenant shall use good faith efforts to finalize all exhibits which are not attached hereto as of the Effective Date.

   1.3  RECITALS.

               (a) The Redevelopment Agency of the City of San Bernardino ("Agency") has or shall convey to Landlord fee title to the Theater Parcel and Development Parcels (collectively, "Development Site") pursuant to the terms and conditions of a Disposition and Development Agreement to be entered into by the Agency and Landlord, on terms and conditions acceptable to Landlord ("DDA").

               (b) The Development Site is part of a larger tract of land (the "Project Area") that is subject to the Redevelopment Plan for Project Area No. _____ of Agency (the "Redevelopment Plan"). The Redevelopment Plan was approved and adopted by the City pursuant to Ordinance No. ______ adopted ____________________ (the "Ordinance").

               (c) Agency and Landlord, as "Developer," will be executing the DDA for the purposes of setting forth their agreement as to the development of the Development Site by Landlord. Landlord shall lease the Theater Parcel to Tenant pursuant to Landlord's rights under the DDA.

               (d) Certain third parties (collectively, the "Parking Owners") own certain real property in near proximity to the Theater Parcel on which at least 1,500 parking spaces shall be made available for the non-exclusive use by "Permittees" (as defined in Section 4.4) of the Premises during evenings, weekends and holidays ("Off Hours") and on which at least 1,100 parking spaces shall be made available for the non-exclusive use by Permittees of the Premises at all other times ("Day Hours") (collectively the Parking Areas), as shall be described in one or more agreements, between Parking Owners and Landlord and/or Agency ("Parking Agreement"), a copy of which shall be attached hereto as Exhibit "I."

                                   ARTICLE 2

                                DEMISED PREMISES

   2.1 LEASE. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, which will be a part of the Development as shown on Exhibit "A-2") hereof. This Lease is subject to the terms, covenants and conditions herein set forth, and Tenant

[covenants as a material part of the consideration of this Lease to keep and perform each and all of Tenant's terms, covenants and conditions.

   2.2 BUILDING CONSTRUCTION AND MEASUREMENT. Tenant is responsible for the design and construction of the Building and agrees to construct an approximately 80,000 square foot building as set forth on Exhibit "C." Except for Landlord's Work and the Tenant Improvement Allowance (as defined in Exhibit "C"), all Tenant Work shall be at Tenant's sole cost and expense. Within thirty (30) days after completion of the construction of the Building, Landlord and/or Tenant shall have the right, but not the obligation, to cause its architect(s) to remeasure the Building. Landlord and Tenant shall enter into an amendment to this Lease to reflect the actual number of square feet of floor area. In the event the number of square feet of floor area in the Building (excluding mezzanines), measured from exterior walls to exterior walls (i.e., the Building footprint) as determined by such remeasurement is greater or less than one percent (1%) of 80,000 square feet (i.e., + 800 square feet), Landlord shall proportionately adjust all charges which are calculated based on the number of square feet of floor area hereunder (except as expressly provided below, no adjustment shall be made in Minimum Annual Rent). If the actual square footage of floor area is (a) greater than 80,000 square feet, Tenant nonetheless shall not be entitled to any Tenant Improvement Allowance for such excess square footage provided, however, if Landlord elects to contribute an additional Tenant Improvement Allowance (at $115 per square foot of floor area in excess of 80,000 square feet) for such excess space, then Tenant shall pay Minimum Annual Rent at the rate specified in Section 1.1(e) and (d) for such excess space; or (b) less than 80,000 square feet, Tenant nonetheless shall not be entitled to any portion of the Tenant Improvement Allowance per square foot in excess of the actual square footage of floor area constructed in the Building, and, if subsection (b) above applies, Tenant shall refund to Landlord any portion of the Tenant Improvement Allowance theretofore paid to Tenant in excess of the actual square footage of floor area of the Building multiplied by the per square foot amount of the Tenant Improvement Allowance (i.e. $115) within fifteen (15) days of billing.

   2.3 ASSURANCES REGARDING TENANT'S WORK. Tenant covenants that it shall contribute not less than $1,000,000 in cash towards payment of Tenant's Work (provided, however, Tenant may encumber FF&E purchased with such cash funds as set forth in Section 2.3(a)). In order to provide Landlord with assurances that Tenant shall be financially able to commence and complete Tenant's obligations with respect to construction of the Building and installation of FF&E, in addition to the delivery of the Guaranty concurrently with the execution of this Lease, Tenant shall do each of the following as and when required below:

               (a) On or before sixty (60) days after execution of this Lease, Tenant shall deliver to Landlord, at Tenant's sole cost and expense the firm written commitment of a bank, savings and loan or other institutional lender ("FF&E Lender") verifying that Tenant has been pre-approved by FF&E Lender and verifying the availability to Tenant (or, upon notice by Landlord to FF&E Lender that Tenant is in default hereunder, to Landlord) of loan funds in the principal amount of not less than $1,000,000 ("FF&E Commitment") to finance a portion of the cost of constructing and installing the FF&E in the Premises, which loan shall be secured by a security interest in at least $2,000,000 of FF&E at the Premises, superior in priority to Landlord's lien, and providing that such loan may be drawn upon by Landlord in the event of a default by Tenant under the Lease (at Landlord's election, prior to or after Landlord's draw down of funds under the "First LC and "Second LC" described below), and otherwise on terms and conditions satisfactory to Landlord and Landlord's Mortgagees in their sole discretion. Landlord shall give notice to Tenant of its approval or disapproval of the FF&E Commitment within thirty (30) days of receipt. If Landlord disapproves, Tenant shall use good faith and commercially reasonable efforts to obtain a revised loan commitment satisfying Landlord's requirements (which commitment when approved by Landlord shall be referred to as the "Approved FF&E Commitment").

               (b)      On or before the later of ("Financing Evidence Date")
(1) February 15, 1997; or (2) ten (10) days after written notice to Tenant that Landlord is prepared to encumber (or has encumbered) the Development Site with the Development Loan and intends to commence Landlord's Work, Tenant shall deliver to Landlord, at Tenant's sole cost and expense:

                        (i) an unconditional and irrevocable letter of credit (the "First LC") in the amount of $500,000, issued by a national banking association approved by Landlord, with an expiration date not sooner than one
(1) year from issuance, automatically renewable for successive one-year periods unless notice is given by the issuer to Landlord at least sixty (60) days prior to expiration (with any nonrenewal entitling Landlord to draw down on the First LC upon certification that no substitute letter of credit has been delivered to Landlord on or before at least thirty (30) days prior to the expiration date), made payable to Landlord or Landlord's transferee upon delivery to the issuer of the original First LC together with an executed certification by the managing member of Landlord stating that (A) Tenant is in default of Tenant's obligations under the Lease; (B) Tenant has failed to cure such default within the applicable grace period provided under the Lease; and (C) the sums drawn under the First LC shall be used to pay or to reimburse Landlord for a portion of the costs incurred and to be incurred by Landlord with respect to construction and/or fixturization of the Premises or to pay or reimburse Landlord for any other cost or expense incurred or to be incurred by Landlord as a result of such breach; and

                        (ii) The final executed loan agreement and related security documents, evidencing the FF&E Loan on the terms and subject to the conditions of the Approved FF&E Commitment, and containing no additional terms or conditions which are, in Landlord's sole opinion, in conflict with or substantively differ from the Approved FF&E Commitment.

               (c) On or before sixty (60) days after the Financing Evidence Date, Tenant shall deliver to Landlord a second letter of credit ("Second LC"), also in the amount of $500,000, made payable to Landlord or Landlord's transferee, on the same terms and conditions as the First LC.

               (d) Provided that Tenant is not then in default hereunder, the First LC and Second LC shall be surrendered by Landlord to Tenant upon Landlord's receipt of reasonably satisfactory evidence from Tenant (including invoices and lien waivers) verifying that, (i) as to the First LC, at least $500,000 worth of FF&E has been installed in the Premises and paid for by Tenant from Tenant's funds (other than proceeds from the FF&E Loan) and (ii) as to the Second LC, an additional $500,000 worth of FF&E has been installed in the Premises and paid for by Tenant from Tenant's funds (other than proceeds from the FF&E Loan).

                                   ARTICLE 3

                                      TERM

   3.1 COMMENCEMENT OF INITIAL TERM. The Lease shall be effective as of the date hereof. The Initial Lease Term set forth in Section 1.1(a[i]) above shall be computed from the first day of the first full calendar month immediately following the Rental Commencement Date, unless sooner terminated as hereinafter provided. If the Initial Term does not commence for any reason on or before thirty-six (36) months after the Effective Date, this Lease shall terminate and be of no further force or effect. Landlord agrees to deliver to Tenant, and Tenant agrees to accept from Landlord, the Theater Parcel upon which the Building will be constructed upon "Substantial Completion" of that portion of "Landlord's Work" related to the delivery of a "Building Pad", in a condition such that Tenant shall be able to commence Tenant's Work thereon, all as more particularly described in Exhibit "C" (the "Delivery Date"). Notice from Landlord of Substantial Completion of such portion of Landlord's Work hereof shall be conclusive and binding upon the parties hereto as to the Delivery Date provided that such work has been performed in accordance with the plans and specifications approved by Landlord and Tenant under Exhibit "C" (except for "punch list" items as described in Exhibit "C"). If Landlord inadvertently fails to give Tenant such notice prior to Tenant taking possession of the Theater Parcel, such notice shall be deemed given as of the date Tenant actually takes possession of the Theater Parcel.

   3.2 CONSTRUCTION COMPLETION. In the event that Tenant fails to complete construction of the Premises and open for business by the Rental Commencement Date (plus the amount of time, if any, attributable to acts of Landlord which prevented Tenant from completing construction of the Premises), Tenant shall not be deemed in default hereunder so long as Tenant commences payment of rent and other charges as of the Rental Commencement Date and diligently pursues completion of construction and opening for business by no later than six (6) months following the Rental Commencement Date.

   3.3 BUILDING PERMITS. In the event after using best efforts and due diligence Tenant fails to obtain all required building permits for Tenant's Work within ninety (90) days after Landlord's approval of Tenant's Final Plans as provided in Exhibit "C" hereof, and provided that Landlord has cooperated with and used good faith and commercially reasonable efforts to assist Tenant in obtaining such permits (but without cost to Landlord), then Landlord, at Landlord's sole option, upon written notice to Tenant at any time after one hundred eighty (180) days from Landlord's approval of the Final Plans, but prior to issuance of the building permits, shall have the right to terminate this Lease. If Landlord so terminates this Lease, Tenant shall assign and deliver, to Landlord, all investigations, studies, tests, reports, surveys, drawings, plans, specifications, permits and other work product relating to the Premises prepared by or on behalf of Tenant or in Tenant's possession, provided that Landlord agrees to pay to Tenant the actual out-of-pocket costs Tenant has incurred with respect to any such item which Landlord desires to be delivered to it, and, except as provided in this Section 3.3 and Sections 9.1, 25, 29.2(d). 29.12, 29.15 and 29.16 below, Landlord and Tenant shall be relieved from any and all liability hereunder accruing from and after the termination date. Notwithstanding anything to the contrary herein, if Tenant is unable to obtain building permits within ninety (90) days from Landlord's approval of Final Plans and this Lease is not terminated as permitted above, the Rental Commencement Date shall occur on the earlier of three hundred thirty (330) days after Landlord's approval of the Final Plans or three hundred thirty (330) days after Substantial Completion of Landlord's Work.

   3.4         LEASE YEAR.  The term "Lease Year" shall mean a period of twelve
(12) consecutive full calendar months (except for the first Lease Year, which may be longer). The first Lease Year shall commence on the Rental Commencement Date and expire at 11:59 p.m. on the day immediately preceding either (a) the first day of the first full calendar month immediately following the first anniversary of the Rental Commencement Date; or (b) the first anniversary of the Rental Commencement Date, if the Rental Commencement Date occurs on the first day of a calendar month. Succeeding Lease Years shall commence on the first day following the end of the preceding Lease Year.

   3.5 TENANT'S CERTIFICATE. At any time after the Effective Date, within ten (10) days following request in writing by Landlord, Tenant will execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "E" ("Tenant's Certificate"). The failure of Tenant to execute and deliver such certificate on a timely basis shall constitute an automatic acceptance of the Premises and an express acknowledgment by Tenant that the statements included in Exhibit "E" are true and correct, without exception.

   3.6 TENANT'S WORK. Except as set forth in Exhibit "C," Tenant shall commence Tenant's Work as soon as practicable, but in no event later than ninety (90) days following the Delivery Date. Tenant, at its sole cost and expense, shall diligently perform all of Tenant's Work as set forth in Exhibit "C" and shall equip the Premises with all trade fixtures and personal property suitable or appropriate for the regular and normal operation of a first-class, state of the art stadium seating "20-plex" (or more) motion picture theater, open to paying audiences, with approximately 4,500 patron seats, including, without limitation, state of the art screens, speakers, sound system, projection equipment, concession equipment, seating, furniture and all other fixturization. All materials, furnishings, trade fixtures, personal property, furniture and fixtures shall be new and in first class condition. Tenant further agrees to open for business as soon as possible after Substantial Completion of Landlord's Work as specified in Exhibit "C." In any event, but subject to Force Majeure, as defined in Section 29.6 below, Tenant agrees to open for business not later than the Rental Commencement Date. If Tenant fails to commence, diligently pursue, and complete Tenant's Work in accordance with the work schedule set forth in Exhibit "C," in addition to all other rights and remedies of Landlord hereunder, Landlord, after notice and opportunity to cure as set forth herein, shall have the right to enter the Premises to commence, perform, and/or complete Tenant's Work, and all costs and expenses incurred by Landlord shall be paid by Tenant to Landlord upon demand.

   3.7 EXTENDED TERM. Tenant may extend the Initial Term for two (2) additional periods of five (5) years each (each, an "Extended Term") upon all the terms and conditions of the Lease, subject to the following terms, conditions and exceptions:

               (a) Tenant's option to extend shall automatically terminate upon any transfer, assignment, sublease, conveyance, hypothecation or encumbrance of the Lease without Landlord's consent, or if the use of the Premises is changed from that set forth in Section 1.1(1).

               (b) Tenant shall notify Landlord in writing of Tenant's desire to exercise an option to extend at least six (6) months but no more than twelve (12) months prior to the expiration of the then existing Lease Term.

               (c) If the Lease is not in effect on the date of giving notice to exercise an option to extend, such notice shall be null and void. If the Lease is not in effect on the date immediately preceding the date the Extended Term would otherwise begin, the Extended Term shall not commence and the Lease shall expire at the end of the original Lease Term.

               (d) If Tenant is in default under any of the terms and conditions of the Lease on the date of giving written notice to exercise an option to extend, or if Tenant has been in material default more than three times during the three (3) year period prior to the date of Tenant's notice that it wishes to exercise an option to extend, such notice shall be null and void and have no effect. If Tenant has been in material default during the period from the date of exercising an option to extend until the date immediately preceding the commencement of an Extended Term, such Extended Term shall not commence and the Lease shall expire at the end of the then existing Lease Term.

               (e) Minimum Annual Rent shall increase on the first day of each Extended Term to the greater of one hundred ten percent (110%) of the Minimum Annual Rent payable for the immediately prior Lease Year or the fair rental value ("FRV") of the Premises.

                        (i) The FRV of the Premises shall mean the rental rate that a ready and willing tenant and a ready and willing landlord would agree on for the rental of a first class movie theater showing first run movies in San Bernardino County, with such theater being in the condition in which the Premises should be in, at the end of the Term then ending, pursuant to the terms of this Lease, i.e., the condition the Premises would be in if Tenant has consistently undertaken and completed all of its maintenance and repair obligations hereunder. If Tenant has not so met its maintenance and repair obligations, then the FRV of the Premises shall mean the rental value of the Premises at its highest and best use, following conversion, if any, for same.

                        (ii) Landlord shall give Tenant written notice of the FRV of the Premises on or before ninety (90) days prior to the commencement date of the next ensuing Extended Term (the "FRV Notice"). If Landlord fails to provide the FRV Notice, the Minimum Annual Rent for the applicable Extended Term shall be one hundred ten percent (110%) of the last paid Minimum Annual Rent. If Landlord delivers the FRV Notice and Tenant objects to Landlord's determination of the FRV of the Premises for the Extended Term, Tenant shall notify Landlord in writing, within fifteen (15) days after receipt of the FRV Notice, that Tenant disagrees with Landlord's determination ("Tenant's Notice"). In the event that Landlord and Tenant are unable to agree upon the FRV of the Premises within thirty (30) days after Tenant's Notice, then the FRV shall be determined by appraisal in the manner provided below. Until the FRV is determined by appraisal, upon commencement of the Extended Term, Tenant shall pay to Landlord one hundred ten percent (110%) of the Minimum Annual Rent which was payable for the Lease Term immediately preceding the commencement of the Extended Term, and, after determination of the FRV as provided below, Tenant shall pay to Landlord any underpayment of Minimum Annual Rent owing for prior months together with the next monthly installment of Minimum Annual Rent.

                        (iii) If appraisal is required pursuant to the above, the FRV of the Premises shall be determined as follows:

                                 A.  Within sixty (60) days of Tenant's Notice,
the FRV of the Premises shall be appraised by an independent MAI appraiser, with at least five (5) years experience appraising commercial property in the San Bernardino County area chosen and paid for by Tenant ("First Appraisal") and the appraisal report, including a copy of the appraiser's qualifications, shall be forwarded to Landlord. If Tenant fails to appoint its appraiser or fails to deliver the First Appraisal within such 30-day period, Minimum Annual Rent for the Extended Term shall be as set forth in Landlord's FRV Notice. If the First Appraisal is unacceptable to Landlord, then Landlord shall so advise Tenant in writing within ten (10) working days after receipt of the First Appraisal, and Landlord shall, within thirty (30) days thereafter, engage at Landlord's sole cost and expense, an independent MAI appraiser, with at least five (5) years experience appraising commercial property in the San Bernardino County area, to appraise the FRV of the Premises ("Second Appraisal") and the appraisal report shall be forwarded to Tenant within such 30-day period.

                                 B.  If the Second Appraisal is unacceptable to
Tenant, then Tenant shall advise Landlord within ten (10) working days after receipt of the Second Appraisal, and the first appraiser and second appraiser shall be directed by Tenant and Landlord, respectively, to jointly choose a third MAI appraiser, with at least five (5) years experience appraising commercial property in the San Bernardino County area. The cost of the third appraiser shall be split equally between Landlord and Tenant. The third appraiser shall be directed to appraise the FRV of the Premises ("Third Appraisal") and forward the appraisal report to Landlord and Tenant within thirty (30) days of his/her selection. In that event, the FRV for the Premises shall be the sum of the two closest of the First, Second and Third Appraisals, divided by two (2), and the appraisal which is furthest away in amount from the other two appraisals (whether high or low) shall be disregarded. In no event shall the Minimum Annual Rent determined by appraisal be less than one hundred ten percent (110%) of the Minimum Annual Rent for the immediately preceding Lease Year.

               (f) Notwithstanding the foregoing, if Tenant fails to exercise an extension option because the FRV of the Premises results in Minimum Annual Rent in an amount that Tenant has advised Landlord in writing during the Lease Term is more than Tenant is willing to pay for the Extended Term, then Landlord shall not enter into a lease of the Premises with any other party for the uses permitted in Section 1.1(l) within a six (6) month period (the "First Right of Refusal Period") following the expiration of the Initial Term or, if applicable, the first Extension Term, at a cumulative rental rate which is less than the amount Tenant would be required to pay under Section 3.7(e) above, considering all factors (such as tenant contributions and/or allowances, percentage rent, committed term, required Landlord's Work, brokerage commissions, legal fees and similar costs attributable to such new lease), without first offering such rental and terms to Tenant. Tenant's failure to accept such offer within ten (10) days shall be conclusively deemed as rejection by Tenant, and Landlord thereafter shall not be restricted under this subsection (f) from leasing the Premises to any party on such terms (or such greater amount as Landlord may elect). This section shall be void and of no further force or effect from and after the end of the First Right of Refusal Period.


                                   ARTICLE 4

                             FAILURE OF CONDITIONS

   The following matters shall be deemed conditions to Landlord's and Tenant's respective continuing obligations under this Lease and, if such conditions have not been satisfied or waived by the appropriate party or parties on or before one year from the Effective Date (unless an extension is mutually agreed to in writing), this Lease and the parties' rights and obligations hereunder shall terminate, and neither party shall have any further liability under this Lease (except as provided in Sections 3.3, 9.1, 29.2(d), 29.12, and 29.16 below). Landlord and Tenant shall each act in good faith and with due diligence and exercise reasonable efforts to cause each of the conditions to be fulfilled. Promptly upon the satisfaction or waiver of the condition, the parties shall mutually execute a document acknowledging the date on which the condition has been satisfied (but the failure to do so shall not release and relieve either party from the obligations and liabilities of such party under this Lease).

   4.1 DELIVERY OF DDA. Landlord and Agency shall have entered into the DDA in a form acceptable to Landlord whereby, among other things, the Agency has agreed to acquire and convey the Theater Parcel and Development Parcels to Landlord, on terms and conditions acceptable to Landlord, and escrow shall have closed conveying fee title to the Theater Parcel and Development Parcels to Landlord, subject only to the exceptions to title satisfactory to Landlord (which exceptions shall be set forth on Exhibit J attached hereto) ("Permitted Title Exceptions").

   4.2 GOVERNMENTAL APPROVALS. Landlord shall have obtained all required governmental approvals, permits, waivers, conditional use permits, zoning changes and other land use entitlements (collectively, "Governmental Approvals") which may be required in order for Landlord to perform Landlord's Work. The Governmental Approvals shall not be deemed to have been "obtained" until each of the same has become final and non-appealable and any periods for challenge to or appeal from the same (or other conditions to final effectiveness) shall have expired without any challenge or appeal, including without limitation any appeals to the Board of Zoning Appeals or the City Council and any administrative or judicial challenges to the adequacy of compliance with the California

Environmental Quality Act. If any of the foregoing have occurred, then the same shall have been resolved to the satisfaction of Landlord in its sole, absolute and unrestricted discretion. Any conditions, requirements for on-site and off-site improvements or services, in-lieu fees or payments, dedication or reservation requirements, water rights acquisition costs, local improvement district costs, connection charges, assessments, mitigation fees, impact fees or permit fees imposed on the Development by any governmental entity or utility service provider shall be acceptable to Landlord, in Landlord's sole discretion.

   4.3 ENVIRONMENTAL STUDIES. Tenant shall have approved any soils, environmental, hazardous waste, other similar studies and reports which Tenant obtains in connection with the Theater Parcel.

   4.4 ABSENCE OF MORATORIUM OR LITIGATION. No litigation, referendum, moratorium, statute, order, regulation, ordinance, legislation, judgment, ruling or decree has been enacted, adopted, issued or entered or shall be pending or in effect, that could adversely affect the Development, or any part thereof, or the Governmental Approvals, and if any of the foregoing have occurred, then the same shall have been resolved to the satisfaction of Landlord in its sole, absolute and unrestricted discretion.

   4.5 PARKING. Landlord shall have entered into the Parking Agreement, whereby one or more of the adjoining property owners shall be obligated to provide at least the number of non-exclusive parking spaces specified in Section 1.3(d) above for use by the owners and occupants of the Development Site and their respective patrons, employees, agents contractors, subtenants, licensees, and concessionaires ("Permittees") in a form acceptable to Landlord, which provides for such parking at no charge to Permittees.

   4.6 FINANCING REQUIREMENT. Landlord shall have obtained a loan or loans with respect to the Development in an aggregate amount of not less than $11,925,000, on terms and conditions acceptable to Landlord, including but not limited to, the "Development Loan," "HUD Loan" and "Agency Loan," each of which is described in Section 23.1 below.

   4.7 REA. Landlord shall have recorded covenants, conditions and restriction and reciprocal easements ("REA") in a form acceptable to Landlord which memorializes reciprocal rights for ingress and egress and other specified purposes over the Common Area and balance of the Development Site.

   4.8 FINAL PLANS. Landlord and Tenant shall have agreed to Final Plans for the Building in accordance with Exhibit "C".

                                   ARTICLE 5

                                      RENT

   5.1 MINIMUM ANNUAL RENT. Commencing on the Rental Commencement Date, Tenant agrees to pay to Landlord, at the times and in the manner herein provided, the Minimum Annual Rent specified in Section 1.1(1) above. Minimum Annual Rent shall be payable, in advance, in twelve (12) equal monthly installments on the first day of each calendar month, without demand, deduction, abatement or offset. If the Rental Commencement Date falls on a day of the month other than the first day of such month, the rental for the first fractional month shall accrue on a daily basis for the period from the date of such commencement to the end of such fractional calendar month at a rate equal to 1/365th of the Minimum Annual Rent per day. Common Areas Expenses (as defined in Section 18.3), "Real Property Taxes" (as defined in Section 5.4[b]), Insurance (as defined in Section 9.3) and all other charges required to be paid by Tenant on a monthly basis shall be prorated on the same basis as Minimum Annual Rent (unless paid directly by Tenant as provided below).

   5.2 PERCENTAGE RENTS. Tenant shall pay to Landlord in the manner, upon the conditions, and at the times hereinafter set forth, during the Lease Term, the greater of Minimum Annual Rent, or of "Percentage Rent" based upon the amount of the "Gross Sales" generated from the Premises, as provided below. So long as Tenant operates the Premises for the use specified in Section 1.1(l) above, Gross Sales shall mean the sum of "Box Office Sales" and "Concession Sales." "Box Office Sales" means the amount of all gross receipts from all box office and other ticket sales (whether transacted in person, telephonically or by computer (excluding Box Office Sales on "90/10 Films," as defined below). "Concession Sales" means the gross receipts (less any applicable sales tax if actually received) from all other sales and rental transactions, including but not limited to food, beverage, video and other interactive games, novelties and concessions, memorabilia sales and rentals and other sales and rentals of any type generated from the Premises. Percentage Rent shall equal five percent (5%) of Concession Sales and eight percent (8%) of Box Office Sales. If at any time the Premises, or any portion thereof, is used for any purpose other than the use specified in Section 1.1(l), Gross Sales shall mean all gross receipts derived from all sales, rentals or other commercial transactions at the Premises, and Tenant shall pay Percentage Rent in an amount equal to eight percent (8%) of such Gross Sales. Gross Sales shall include the Gross Sales of any subtenant, assignee or licensee of the Premises.

               (a) 90/10 FILMS. "90/10 Films" shall mean a motion picture exhibited by Tenant under an exhibition agreement with a "non- affiliated" film distributor (as defined below) wherein ninety percent (90%) or more of Tenant's adjusted gross box office receipts (after Tenant has first deducted therefrom an amount agreed upon by the Tenant and a non-affiliated film distributors for certain allowances, credits or reductions from the Gross Box Office Sales for theater overhead and operating expenses and for certain other specific expenses, i.e., the so-called "house nut") must be paid to such a film distributor for film rental.

               (b) RECORDS OF SALES. Tenant shall record all sales or other transactions in the presence of the customer, either in a cash register or computer with sealed continuous tape, or by using any other method of recording sequentially numbered purchases and keeping a cumulative total.

               (c) REPORTS OF GROSS SALES. Tenant shall furnish to Landlord a statement of Gross Sales for each calendar month (or part thereof) on or before the twentieth (20th) day of the succeeding calendar month ("Tenant's Monthly Statement"), and an annual statement ("Annual Statement") on or before the twentieth (20th) day of each "fiscal year," for the immediately preceding fiscal year of Tenant (or part thereof in the case of the first and last Lease Year), including in each case a monthly breakdown of each component of Gross Sales. In addition, Tenant shall furnish a final statement of Gross Sales on before the sixtieth (60th) day following the expiration or other termination of the Lease Term. Each statement shall include the Gross Sales of subtenants, assignees, concessionaires and licensees, if any, separately calculated, and shall be in a form reasonably acceptable to Landlord. Each statement shall separately set forth the total amount of its deduction from Box Office Sales on account of 90/10 Films and be accompanied by evidence supporting such deduction. As used herein, "fiscal year" shall mean each July 1 - June 30.

               (d) QUARTERLY PERCENTAGE RENT PAYMENT. Commencing on the twentieth (20th) day of the third full calendar month after the Rental Commencement Date, and on the twentieth (20th) day of each third calendar month thereafter, such Monthly Statement shall, if applicable, be accompanied by a payment to Landlord of the Percentage Rent ("Quarterly Payment"), less the monthly payments of Minimum Annual Rent for the applicable three prior month period which has been paid to date and any adjustment for overpayments in prior Quarterly Payments. The Annual Statement shall include a reconciliation of all Minimum Annual Rent and Percentage Rent paid for the applicable fiscal year together with payment, if applicable, of any Percentage Rent due. In the case of the first and last Lease year, Gross Sales for any partial fiscal year shall be divided by the number of months in such partial year and Percentage Rent shall be calculated on such average Gross Sales (less Minimum Annual Rent paid for such period) In the event of an overpayment of Percentage Rent, Landlord shall refund such overpayment within thirty (30) days of receipt of the Annual Statement. Each statement and Annual Statement shall be certified by the chief financial officer of Tenant, in good faith, and based upon the best information and belief of same.

               (e) BOOKS AND RECORDS. For a period of three (3) years following the close of each calendar year, Tenant shall keep at its home office in San Diego County, California, full, complete, and proper books, records and revenue from accounts of its daily Gross Sales, both for cash and on credit, of each separate department, subtenant, and concessionaire at any time operated in the Premises. Provided Landlord has given Tenant ten (10) days prior written notice, Landlord and its agents shall have the right, during Tenant's regular business hours, to conduct a confidential examination and inspection of all the books and records of Tenant's business in the Premises, including but not limited to any Internal Revenue, Franchise Tax Board, sales or other tax reports, 90/10 Film exhibition agreements, leases, subleases and licensee and concession agreements, and other information as Landlord may reasonably request (including similar information for any subtenant, assignee, concessionaire and licensee) pertaining to the businesses conducted in, upon or from the Premises, for the purpose of investigating and verifying the accuracy of any statement of Gross Sales.

               (f) LANDLORD'S AUDIT. Landlord may, once in any calendar year, cause an audit of Gross Sales (the "Landlord's Audit") to be made by an accountant or other auditing company of Landlord's selection (including non-accounting firms which specialize to percentage rents audits) (the "Landlord's Accountant") and if any statement of Gross Sales or payment of Percentage Rent previously made to Landlord shall be found to have been understated, there shall be an adjustment, and Tenant shall pay, within ten
(10) days of receipt of the results of Landlord's Audit, the accurate amount of said Percentage Rent that should have been paid to Landlord for the period or periods covered by such inaccurate statement or statements, together with interest at the "Default Rate" (defined in Section 29.13) from the date such payment was due until paid in full. If such a review reveals that Tenant has overpaid its Percentage Rent, Tenant shall receive a refund in the amount of the overpayment less other sums due Landlord, if any, pursuant to the terms hereof. Tenant shall pay all costs for said audit, but if the margin of understatement in the amount of Percentage Rent is less than five percent (5%) Landlord will pay for its own audit.

                        (i) If Tenant disagrees with the results of the Landlord's Audit, Tenant may give notice thereof to Landlord within five (5) days of receipt of Landlord's Audit results and commence a separate audit of Tenant's records by a certified public accountant selected by Tenant ("Tenant's Accountant") at Tenant's expense ("Tenant's Audit") (subject to reimbursement as provided below).

                        (ii) Any discrepancy between the Tenant's Audit and the Landlord's Audit shall be settled between the Tenant's Accountant and Landlord's Accountant, which settlement shall be binding on both Tenant and Landlord. Should Landlord's Accountant and Tenant's Accountant be unable to agree within thirty days after completion of Landlord's and Tenant's Audits, either party may submit the matter to a third accounting firm which shall be a so-called "national" accounting firm, agreed upon by Landlord's Accountant and Tenant's Accountant.

                        (iii) Absent agreement by the two Accountants upon selection of such third accounting firm within forty (40) days after completion of Landlord's and Tenant's Audits, such third accounting firm shall be selected by the Presiding Judge of the San Bernardino County Superior Court pursuant to Code of Civil Procedure Section 39. Within thirty (30) days after the selection of the third accountant or accounting firm, such accountant or firm shall determine all unresolved discrepancies and shall reduce such resolution to writing. Such determination shall be binding upon Landlord and Tenant. If, as the result of such resolution, the amount of Percentage Rent due for the period in question is not in excess of five percent (5%) of the amount shown by Tenant's Statements, Landlord and Tenant shall each pay for one-half ( 1/2) of the cost of the third accounting firm and Landlord shall pay all costs of Tenant's Audit. If the underpayment is in excess of five percent (5%) of the amount shown by Tenant's Statements, Tenant shall pay all audit costs, including the costs of the third audit.

   5.3         SECURITY DEPOSIT.  INTENTIONALLY OMITTED.

   5.4 REAL PROPERTY TAXES AND INSURANCE EXPENSES. It is the intention of Landlord and Tenant that Tenant pay all Real Property Taxes and Insurance expenses which relate directly to the Building and the Premises, as Tenant shall be the sole occupant of the Building and Premises. In addition, Tenant shall pay (i) its "Proportionate Share" of all Real Property Taxes, Insurance expenses, and maintenance and repair with respect to the "Common Areas" (as defined in Section 18.1) as provided in this Section and Article 18, and (ii) the Tenant Parking Allocation, if any, under Section 18.4.

               (a) PROPORTIONATE SHARE. Commencing upon the Rental Commencement Date and for the balance of the Lease Term (including Extension Terms), Tenant shall pay to Landlord its "Proportionate Share" of amounts designated herein as Real Property Taxes and insurance expenses allocable to the Common Areas, and one hundred percent (100%) of the Real Property Taxes and insurance expenses allocable to the Premises. As used in this Lease, "Proportionate Share" shall mean a fraction, the numerator of which shall be the square footage of floor area in the Building (excluding the mezzanine) and the denominator of which shall be the square footage of floor area in other buildings in the Development for which certificates of occupancy have been issued (both measured in accordance with the requirements of Section 2.2). If the Premises and the Building are not separately assessed, Tenant's obligation with respect to Real Property Taxes for the Premises shall be reasonably allocated by Landlord among the parcels and improvements subject to such assessment. The taxes and insurance described in this paragraph shall mean all taxes and assessments levied with respect to any tax fiscal year applicable to the Lease Term, and the cost to Landlord concerning any policy or policies of insurance carried by Landlord which are allocable to the Common Areas, Building and Premises as provided herein. During any portion of the Lease Term which is less than a full taxable fiscal year or less than a full period for which Landlord has obtained such insurance, Tenant's obligation for such Real Property Taxes and insurance expenses shall be prorated on a daily basis.

               (b) DEFINITION OF REAL PROPERTY TAXES. As used herein, the term "Real Property Taxes" shall include general real property and improvement taxes, any form of assessment, reassessment, license fee, license tax, business license tax, commercial rental tax, in lieu tax, levy, charge, or similar imposition whatsoever or at all, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, redevelopment, drainage or other improvement or special assessment district thereof, or any agency or public body, as against any legal or equitable interest of Landlord in the Premises and/or the Development including, but not limited to:

                        (i) any tax on Landlord's rent, right to rent or other income from the Premises or Landlord's business of leasing the Premises;

                        (ii) any assessment, tax, fee, levy or charge in addition to, or in partial or total substitution of any assessment, tax, fee, levy or charge previously included within the definition of Real Property Tax. Tenant and Landlord acknowledge that Proposition 13 was adopted by the people of the State of California in June 1978 and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of real property taxes for the purposes of this Lease;

                        (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the rent payable hereunder including, but not limited to, any gross income tax with respect to the receipt of such rent, or upon or concerning the possession, leasing, operation, management, maintenance, alternation, repair, use or occupancy of the Premises, or any portion thereof, by Tenant;

                        (iv) any assessment, tax, fee, levy, or charge upon this Lease transaction or resulting from any conveyance of Tenant's interest or an estate in the Premises; and

                        (v) any assessment or reassessment related to any change of ownership of Landlord's interest in the Development or portion thereof, or any addition or improvement to the Development or a portion thereof.

                        (vi) Real Property Taxes shall not include Landlord's federal or state income, franchise, inheritance or estate taxes, or late charges or penalties (unless such charges or penalties are due to Tenant's late payment of its Proportionate Share of Real Property Taxes). With respect to any assessment which may be levied against or upon the Premises and which under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, there shall be included within the definition of Real Property Taxes, with respect to any tax fiscal year, only the amount currently payable on such bonds, including interest, for such tax fiscal year, or the current annual installment or semi-annual installments for such tax fiscal year.

   5.5 INSURANCE ALLOCATION. Tenant shall pay its Proportionate Share of all Insurance on the Common Areas and, in the event that the Premises are not separately insured, Tenant shall pay its Proportionate Share of the costs for all such insurance carried by Landlord.

   5.6 TAX AND INSURANCE FUND. Tenant shall pay to Landlord on the first day of each calendar month such amounts as Landlord shall from time to time estimate and so notify Tenant as are required for Landlord to establish a fund with which to pay Real Property Taxes and Insurance expenses prior to delinquency. Landlord shall use commercially reasonable efforts to maintain such fund in an interest-bearing account. If interest is earned by Landlord on the sums so deposited by Tenant, such interest shall accrue to the benefit of Tenant. Tenant's Proportionate Share of Real Property Taxes payable pursuant to Article 18 hereof shall be included as Real Property Taxes pursuant to this Article. Landlord shall deliver to Tenant at least once annually a statement setting forth the actual Real Property Taxes and insurance expenses allocable to the Premises together with the basis used by Landlord for computing same.
If such actual expenses exceed Tenant's payments hereunder, Tenant shall pay the deficiency to Landlord within thirty (30) days after receipt of such statement. If payments made by Tenant for such year exceed such actual expenses, Landlord shall pay such excess to Tenant upon Landlord's delivery of such statement. However, if Tenant is in default hereunder, Landlord shall be permitted to offset an amount equal to the excess against any payments due or damages caused by such default.

   5.7 OTHER CHARGES. Tenant shall pay to Landlord when due all sums of money required to be paid pursuant to this Article, Article 2, Article 9,
Article 15, Article 16, Article 18, and Article 18, and all other sums of money or charges required to be paid or reimbursed by Tenant under this Lease as "Additional Rent," whether or not the same is designated as Additional Rent. If Tenant shall fail to pay, as and when due, any Minimum Annual Rent, Percentage Rent and/or Additional Rent (collectively, "Rent"), in addition to all other rights and remedies available to Landlord hereunder, such unpaid amount shall bear interest at the Default Rate from the date due through the date of payment.

   5.8 PLACE OF PAYMENT. All Rent charges shall be paid by Tenant to Landlord at the address specified for service of notice upon Landlord in
Section 1.1(g) of this Lease, or at such other place as may from time to time be designated by Landlord in writing at least ten (10) days prior to the next ensuing payment date.

   5.9 PERSONAL PROPERTY TAXES. Tenant shall pay on or before delinquency all taxes assessed against Tenant's trade fixtures, furnishings, equipment or other personal property directly to the tax authority or, if such taxes are included in Real Property Tax bills, Tenant shall pay one hundred percent (100%) of such taxes with Tenant's tax payments under Section 5.6 above.


                                   ARTICLE 6

                           TERMS OF PARKING AGREEMENT

                                [TO BE INSERTED]


                                   ARTICLE 7

                                PERMISSIBLE USE

   7.1         PERMITTED USES.

               (a) THEATER USE. (i) Tenant shall use the Premises solely for the purpose specified in Section 1.1(l) and, except as otherwise provided herein, under the trade name specified in Section 1.1(m) hereof; (ii) Tenant shall not use or permit the Premises to be used for any other purpose or purposes or under any other trade name whatsoever without the prior written consent of Landlord, which consent may, except as provided herein, be withheld in Landlord's sole, absolute and arbitrary discretion; and (iii) in the event that Tenant sells its business pursuant to a transaction which results in a permitted transfer under the terms of this Lease (i.e., a transfer to which Landlord has consented, or for which no consent of Landlord is required under
Article 13), Landlord's consent to a proposed change in the trade name shall not be unreasonably withheld or delayed. Tenant further covenants and agrees that it will not use, nor suffer or permit any person or persons to use the Premises or any part thereof for any use or purpose prohibited under the REA, as same may be amended by Landlord from time to time, or in violation of the laws of the United States of America, State of California, or the ordinances, regulations or requirements of the local, municipal or county governing bodies or any other lawful governmental or quasi- governmental authorities having jurisdiction over the Development, or in violation of any regulations of any insurance carrier providing insurance for the Premises or Development, or in violation of the Parking Agreement or REA.

               (b) TENANT'S OPERATING COVENANT. Tenant acknowledges that material inducement to Landlord to enter into this Lease is the generation of Percentage Rent from Gross Sales at the Premises. Accordingly, Tenant covenants and agrees that Tenant shall open the Premises for business to paying audiences for the use described in Section 1.1(l), fully stocked and staffed, on or before the Rent Commencement Date and shall continuously operate for the use described in Section 1.1(l) throughout the Lease Term, during customary motion picture theater hours (but in no event less than the hours and days generally operated by Tenant in its other motion picture theaters in the Southern California area provided that Tenant shall not be required to open prior to 12:00 p.m.), operating at least seventy-five percent (75%) of Tenant's movie screens during such hours at the Premises and using best efforts to show first run films at all times.

               (c) NO NUISANCE. Tenant agrees not to conduct or operate its business in any manner which could jeopardize or increase the rate of any fire or other insurance on the Premises or Development or to engage in conduct which may constitute a nuisance to, or interfere with, the other property of Landlord or its business, or the property or business of other tenants of the Development. Tenant may not display or sell merchandise, or allow carts, portable signs, devices or any other objects to be stored or to remain outside the defined exterior walls or roof or permanent doorways of the Building. Any sign placed or erected by Tenant and permitted hereunder shall be kept by Tenant safe, secure and in conformance with the requirements of the local governing body having jurisdiction over the Development and each of the restrictions and requirements set forth in Exhibit "F" hereof. Tenant shall have the right to erect aerial, antenna, or satellite dishes on the roof or exterior walls of the Building, provided however that in each instance, the prior written consent of Landlord shall be obtained, which consent shall not be unreasonably withheld. Nothing set forth herein shall be deemed to permit Tenant to erect any such structures in the Common Areas. Any aerial, antenna, or satellite dish so installed in violation of this provision shall be subject to removal by Landlord, Landlord's agents, and Landlord's employees, without notice at any time. In addition, Tenant agrees that it will not solicit in any manner in any of the Parking Areas and/or Common Areas of the Development.

               (d) RULES AND REGULATIONS. Tenant shall use its best efforts to complete or cause to be completed all deliveries, loading, unloading and services to the Premises prior to 10:00 a.m. of each day, and to prevent delivery trucks or other vehicles servicing the

Premises from parking or standing in service areas for undue periods of time. Landlord reserves the right to further reasonably regulate the activities of Tenant in regard to deliveries and servicing of the Premises, and Tenant agrees to abide by such further reasonable rules and regulations which Landlord may impose from time to time.

               (e) VIOLATION. In the event Tenant violates Section 7.1(a) above and changes the use of the Premises from that specified in the "Use of Premises" clause in Section 1.1(l) hereof, without Landlord's prior written consent, then in addition to all other rights and remedies of Landlord in the event of a Tenant default, Landlord may, but is not obligated to, elect to terminate this Lease upon written notice of Landlord's intent to Tenant. If this Lease shall terminate, both Landlord and Tenant shall be relieved of all further liability to each other (except that occasioned by Tenant's breach of changing the use, or otherwise, and except for covenants which expressly survive the Lease termination), and Tenant shall vacate the Premises upon the date specified in Landlord's notice to Tenant.

               (f) LIMITED LICENSE. Subject to the limitations below, Tenant shall have a limited right to use pushcarts to sell light snacks, and beverages (including carbonated, soft drinks, non-alcoholic beverages, and coffee), to its patrons while said patrons are waiting in line on the Theater Parcel to purchase tickets or view attractions offered by Tenant in the Premises. Said pushcarts must at all times be attended by an employee of Tenant, and shall not offer any foods or drinks the sale of which is a material part (as determined by Landlord) of the business of any other tenant in any portion of the Development, except for beverages of the type typically sold in movie theaters, provided, however, that if Landlord is unable to lease any portion of the Development to a party which operates a food service establishment emphasizing the sale of coffee (a "Coffee Bar") due to such sales by Tenant, then Tenant shall either agree to lease such space from Landlord for such use in accordance with the terms and conditions set forth in any bona fide third party offer to lease for the Coffee Bar use or cease selling coffee from such pushcarts. Said pushcarts shall not be permitted in the Parking Areas or other Common Areas of the Development, and must remain on the walkways immediately adjacent to the Building. At no time shall the presence or use of the pushcarts create an impediment to pedestrian or vehicular traffic, and said carts and their use shall at all times comply with all health, safety, and other rules and regulations of all governmental bodies having jurisdiction over food service. Landlord reserves the right to restrict the hours and days of use of the pushcarts if Landlord determines that their presence or use creates vehicular or pedestrian congestion or otherwise disrupts the flow of traffic in the Development, or if their presence or use contributes to an unsightly appearance of the area adjacent to the Premises, by resulting in refuse of any type, including paper, other containers, or food or drink on the sidewalks, parking areas, or landscape areas. Tenant shall bear all costs related to such refuse removal, including the use of extra porters to keep the area in a neat and clean condition. Tenant recognizes that this is a very limited use right, which may be terminated by Landlord for any violations of this subparagraph, or if Landlord determines, in its sole and absolute discretion, exercised in good faith, that the use or presence of the carts contributes to an unsightly condition, or unduly impacts the businesses of other tenants in the Development, including, without limitation, by diverting sales from such other tenants. Tenant shall be solely responsible for obtaining any governmental approvals that may be required in order to lawfully operate such pushcarts. All sales from pushcarts shall be included in Concession Sales.

   7.2 EXCLUSIVE USES BY OTHERS. Tenant acknowledges the existence of or plan to grant other exclusive use rights within the Development, and agrees not to violate same, whether they are in existence at the time of execution hereof, or at any time subsequently during the Term. Landlord shall endeavor to provide notice to Tenant of exclusive uses which exist in the Development from time to time, and this Lease shall be deemed to be amended to include as exclusive uses enforceable against Tenant the uses specified in such notices. As of the date hereof, no exclusive uses have been granted. However, no future granting of an exclusive use right shall prevent Tenant from operating the business permitted hereunder in the same manner as Tenant initially undertook same.

   7.3 TENANT'S EXCLUSIVE USE. So long as Tenant continuously operates the Premises for the use specified in Section 1.1(l), Landlord shall not lease space within the Development to anyone for the purpose of operating within the Development a movie theater, or conducting a business requiring the use of auditoriums exceeding 10,000 square feet for meetings and conventions at the Development, without Tenant's prior written approval. This restriction shall not apply to the operation of restaurant or banquet facilities.


                                   ARTICLE 8

                                   UTILITIES

   8.1 UTILITY INSTALLATION. Landlord agrees that it will cause to be made available to Tenant, stubbed to within five feet of the perimeter of the Building Pad, facilities for the delivery to the Premises of water, power, electricity, gas and telephone service, and for the removal of sewage from the Premises, in the capacities specified, and in accordance with the plans to be provided as specified in Exhibit "C." Such utilities shall be separately metered. Tenant agrees to use such utilities in connection with the use of the Premises.

   8.2 PAYMENT OF UTILITY COST. Tenant agrees, at its own expense, to pay for all water, power, gas and electric current, sewage, telephone and all other utilities used by Tenant on or from the Premises from and after the commencement of Tenant's Work pursuant to Exhibit "C" hereof, and Tenant agrees to provide, at Tenant's sole cost and expense, any check meters of the type required by Landlord. In the event that any utilities are furnished to the Premises by Landlord, whether sub-metered or otherwise, then and in that event, Tenant shall pay Landlord for such utilities within ten (10) days of invoice, but the rates charged to Tenant by Landlord shall not exceed those of the public utility company furnishing same to Landlord as if its services were being furnished directly to Tenant.

   8.3 NO LIABILITY. Except for Landlord's gross negligence, Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold any rent or any other sums due under the terms of this Lease.


                                   ARTICLE 9

                            INDEMNITY AND INSURANCE

   9.1 INDEMNIFICATION AND WAIVER. Tenant agrees that Landlord shall not be liable for any damage or liability of any kind, or for any injury to or death of persons, or damage to property of Tenant or any other person during the Lease Term, from any cause whatsoever, resulting from the use, occupation or enjoyment of the Premises, Parking Area and Common Areas, or the operation of business therein or therefrom by Tenant or any person holding under Tenant. Tenant hereby further agrees to defend, indemnify and save harmless Landlord, and Landlord's mortgagees, property managers, officers, directors, partners and shareholders, from all expenses, costs, liability and fees arising out of or resulting from Tenant's use of the Premises, Parking Area and Common Areas, whatsoever including, without limitation, liability for any real or claimed damage or injury and from all liens, claims and demands arising out of the use of the Premises, Parking Area and Common Areas, any repairs or alterations which Tenant may make upon the Premises, the operation of Tenant's business thereon, any claims of any employee of Tenant against Landlord, any breach or default in the performance of Tenant's obligations under this Lease, and the negligence or wilful misconduct of Tenant, or its agents, contractors, employees, subtenants, and licensees. Tenant shall not be liable for damage or injury occasioned by the gross negligence of Landlord and its designated agents, servants or employees, unless the same is covered by insurance Tenant is required to provide. The foregoing obligation of Tenant to indemnify shall survive the expiration or earlier termination of the Lease Term and shall include all costs of legal counsel and investigation, together with other reasonable costs, expenses and liabilities incurred in connection with any and all claims of damage.

   9.2 WAIVER OF SUBROGATION. To the extent any such loss or damage is covered by insurance, Landlord and Tenant each hereby waive any rights it may have against the other, or the other's officers, employees, or agents, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective properties, the Premises or their contents, or to other portions of the Development arising from any risk generally covered by fire and extended coverage insurance or from vandalism, malicious mischief or sprinkler leakage. The parties hereto, on behalf of their respective insurance companies insuring such losses, waive any right of subrogation that one may have against the other provided that no policy of insurance required herein is invalidated by the foregoing waivers of subrogation. Tenant shall give notice of this waiver to its insurance carrier at each policy commencement.

   9.3 TENANT'S INSURANCE OBLIGATION. Tenant further covenants and agrees that it will carry and maintain during the entire Lease Term hereof, at Tenant's sole cost and expense, the following types of "Insurance" in the amounts and forms hereinafter specified:

               (a) PUBLIC LIABILITY AND PROPERTY DAMAGE. A policy or policies of comprehensive general bodily injury liability and property damage liability insurance with limits of not less than Five Million and 00/100 Dollars ($5,000,000.00) combined single limit per occurrence and in the aggregate, insuring against any and all liability of the insured with respect to the Premises or arising out of the maintenance, condition, use or occupancy thereof, and property damage liability. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property contained in Section 8.2 hereof. Such policies shall include, without limitation, coverage for fire, explosion and water damage and legal liability.

               (b) PLATE GLASS. Tenant shall be responsible for the maintenance of the plate glass on the Premises, but shall have the option either to insure the risk pursuant to Section 9.3(c) hereof or to self-insure same, which shall obligate Tenant to be personally liable for any claim, loss or damage related thereto, together with the cost of the repair of same. Tenant's responsibility for maintenance of the plate glass includes its replacement in the event repair of the glass would not restore the glass to its original condition at the time of installation.

               (c) TENANT IMPROVEMENTS. A policy or policies of casualty insurance covering the Building (excluding excavations, foundations and footings), including all of Tenant's Work and FF&E, both as described in Exhibit "C" hereof, Tenant's leasehold improvements, and all alterations or additions thereto, Tenant's trade fixtures, merchandise and all personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their full replacement cost, without depreciation, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief (and policies of earthquake and flood insurance and such other insurance as may be required by Landlord's lenders and available at commercial reasonably premiums). Any insurance policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 17 hereof, whereupon any proceeds of insurance covering Tenant's leasehold improvements (excluding FF&E) and any alterations or additions permitted under Article 10 hereof shall be payable to Landlord.

               (d) WORKERS' COMPENSATION. Tenant shall carry Workers' Compensation and Employer's Liability Insurance as required by applicable law for all of Tenant's employees.

               (e) BUSINESS INTERRUPTION. Business interruption or loss of income insurance in amounts sufficient to cover Minimum Annual Rent and all other Additional Rent due under the Lease for a period of at least twelve (12) months.

               (f) CONSTRUCTION. Until completion of Tenant's Work, and at any time during the course of any construction at the Premises, the insurance required in Sections 2.4 and 4.2 of Exhibit "C," in an amount equal to one hundred percent (100%) of the cost of construction, including but not limited to explosion, collapse and underground hazards.

   9.4 POLICY REQUIREMENTS. All policies of insurance provided for herein shall be issued by insurance companies with a general policy holder's rating of not less than "A" and a financial rating of not less than Class VIII, as rated in the most current available Best's Insurance Reports, and qualified to do business in the State of California. All such policies shall name Landlord and, if requested by Landlord, Landlord's property manager, Mortgagees and/or Landlord's lessor, if any as additional insureds and loss payees, as applicable, which policies shall be for the mutual and joint benefit and protection of Landlord and Tenant, and, if applicable, Landlord's property manager, Mortgagees, and/or Landlord's lessor. Executed copies of such policies of insurance or original certificates thereof shall be delivered to Landlord prior to Tenant's entry upon the Premises to commence Tenant's Work and thereafter at least thirty (30) days prior to the expiration of the term of each such policy. All public liability and property damage policies shall contain a provision that Landlord, although named as an additional insured, shall nevertheless be entitled to recovery under such policies for any loss occasioned to it, its servants, agents, or employees by reason of any act or omission of Tenant or its servants, agents, employees or contractors. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant pursuant to the terms of this Article 9. All policies of insurance delivered to Landlord must contain a provision that the company writing such policy will give to Landlord and the other additional insureds and loss payees at least thirty (30) days' notice in writing in advance of any cancellation or lapse or the effective date of any reduction in the amount of or other material change of insurance. All public liability, property damage and other casualty policies maintained by Tenant shall be written as primary policies, and any insurance maintained by Landlord shall be excess insurance. All deductibles shall be subject to Landlord's reasonable consent depending on such factors as Tenant's then net worth, cost of premiums, customary insurance practices, Mortgagee requirements, and other reasonable factors.

   9.5 INCREASE IN COVERAGE. In the event Landlord or Landlord's Mortgagees deem it necessary to increase the amounts, types, or limits of insurance required to be carried by Tenant hereunder, Landlord may request a commercially reasonable increase in such amounts, types or limits of insurance, and Tenant shall so increase the amounts, types or limits of the insurance required to be carried by Tenant hereunder and shall provide Landlord with policies or original certificates indicating the increased amounts, types or limits as provided in Section 9.4 hereof.

   9.6 BLANKET COVERAGE. Tenant's obligations to carry Insurance provided for in this Article 9 may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant provided, however, that Landlord, Landlord's property manager, Mortgagee and Landlord's lessor, shall be named as an additional insureds and loss payees thereunder as their respective interests may appear, and that the coverage afforded Landlord and the other additional insureds and loss payees will not be reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth herein are otherwise satisfied. Any other casualty or commercial general liability policy carried by Tenant, with respect to the Premises which is not expressly required herein, shall be made available to Landlord at all reasonable times and shall nevertheless name Landlord, its property manager, Mortgagees, and lessor as an additional insured and/or loss payee, as applicable.

   9.7 LANDLORD'S INSURANCE OBLIGATIONS. Landlord shall maintain in effect a policy or policies of casualty insurance covering "Landlord's Work" as described in Exhibit "C" (but not "Tenant's Work" as described in Exhibit "C" hereof, Tenant's leasehold improvements, alterations or additions, Tenant's trade fixtures, merchandise or other personal property), and the Common Areas in an amount of not less than eighty percent (80%) of its full replacement cost (including excavations, foundations and footings) during the

Lease Term, providing protection against any peril generally included within the classification "Fire and Extended Coverage" (and earthquake and flood if Landlord or its Mortgagee deems such insurance to be necessary or desirable), together with insurance against sprinkler damage, vandalism and malicious mischief and such further insurance as Landlord or Landlord's lenders deem necessary or desirable. Landlord shall also carry comprehensive general liability insurance in an amount deemed reasonable by Landlord insuring against any and all liability of the insured with respect to the Common Areas. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance. Tenant shall pay to Landlord as set forth in Sections 5.1 and 5.4 above, Tenant's Proportionate Share of all Insurance maintained by Landlord hereunder.

   9.8 INSURANCE USE RESTRICTIONS. Tenant agrees that it will not at any time during the Lease Term carry any stock of goods or do or permit anything to be done in or about the Premises which will tend to increase the insurance rates upon the building or the Development of which the Premises are a part. Tenant agrees to pay to Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire or any other peril normally covered by fire and extended coverage insurance resulting from Tenant doing any act in or about the Premises which does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant. If Tenant installs upon the Premises any electrical equipment which constitutes an overload on the electrical lines of the Premises, Tenant shall at its own expense make whatever changes or provide whatever equipment safeguards are necessary to comply with the requirement of the insurance underwriters and any governmental authority having jurisdiction thereover, but nothing herein contained shall be deemed to constitute Landlord's consent to such overloading.

   9.9 TENANT'S FAILURE TO OBTAIN INSURANCE. If Tenant fails to obtain and maintain throughout the Lease Term any insurance required to be obtained by Tenant hereunder, or fails to provide Landlord with evidence of insurance as required herein, Landlord shall have the right, but not the obligation, to obtain such insurance, and Tenant shall pay to Landlord as Additional Rent, within ten (10) days of invoice, the premium attributable to such insurance.


                                   ARTICLE 10

                              TENANT'S ALTERATIONS

   10.1 PERMITTED ALTERATIONS. Landlord agrees that Tenant may, from time to time during the Lease Term, at Tenant's sole cost and expense and after giving Landlord at least thirty (30) days' prior written notice of its intention to do so, make such alterations, additions and changes in and to the interior of the Building (except those of a structural nature) as Tenant may find necessary or convenient, provided that the value of the Premises is not thereby diminished, and provided that no alterations, additions or changes costing in excess of One hundred Thousand 00/100 Dollars ($100,000.00), cumulatively, in any Lease Year ("Extensive Alteration") may be made without first procuring the prior written consent of Landlord. In no event shall Tenant make any alterations, additions or changes of a structural nature, or to the storefront or the exterior walls or roof of the Building, or penetration through the roof or demising walls of the Premises, erect any mezzanine or increase the size of same, if one be initially constructed, or construct an Extensive Alteration, unless and until the written consent of Landlord shall first have been obtained, which consent may not be unreasonably withheld (except as provided below); Tenant acknowledges that Landlord's consent to any increase in the size of the Premises, including to the mezzanine, may be conditioned upon an equitable adjustment in the Rent, and that Landlord's consent to any changes to the exterior of the Premises may be conditioned on the maintenance of architectural conformity with, and adequate pedestrian and vehicular ingress and egress to the balance of the Development. Notwithstanding anything else herein to the contrary, Landlord may withhold its consent, in its sole and absolute discretion, to any modification or alteration which affects the Building systems, roof, or structural integrity of the Building or the Premises. Tenant shall be directly responsible for any and all damages resulting from such construction and any violation of the provisions of this Article.

   10.2 MANNER OF CONSTRUCTION. All alterations, additions, or changes to be made to the Premises shall be under the supervision of a competent licensed general contractor satisfactory to Landlord and shall be made in accordance with plans and specifications with respect thereto, approved in writing by Landlord before the commencement of work. Failure of Landlord to disapprove any such plans and specifications within thirty (30) days of submission shall be deemed its approval of same. All work with respect to any alterations, additions or changes must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. Upon completion of any alterations, additions or changes, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Premises is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute. Such alterations, additions or changes shall be considered as improvements and shall become an integral part of the Premises upon installation thereof and shall not be removed by Tenant unless Landlord requests their removal at or prior to the expiration or earlier termination of the Lease. All improvements to the Premises by Tenant including, but not limited to, light fixtures, floor coverings and partitions, and other items comprising Tenant's Work pursuant to Exhibit "C," but excluding trade fixtures and signs, shall be deemed to be the property of Landlord upon installation thereof. All materials used in any alterations or changes to the Premises shall be new quality and condition. Any such alterations, additions or changes shall be performed and done at Tenant's sole cost and expense and strictly in accordance with the laws and ordinances relating thereto. In performing the work of any such alterations, additions or changes, Tenant shall have the work performed in such manner as not to obstruct the access to the premises of any other occupant to the Development. Tenant shall furnish Landlord with a copy of all applicable construction permits and plans so that Landlord may hold in its file a complete and accurate set of permits and plans for all alterations, additions and changes to the Premises and for all of Tenant's Work on the Premises.

   10.3 CONSTRUCTION INSURANCE. During the course of construction of Tenant's Work and, in the event that Tenant shall make any alterations, additions or changes to the Premises during the Lease Term, Tenant agrees to carry "Builder's All Risk" insurance in one hundred percent (100%) of the value of the improvements, and such other insurance as Landlord may reasonably require; it being understood and agreed that all Tenant's Work and any such alterations, additions or changes shall be insured by Tenant pursuant to
Section 9.2 immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount equal to one hundred twenty-five percent (125%) of the estimated cost of Tenant's Work and any such alternations, additions or changes to assure lien-free completion.


                                   ARTICLE 11

                                MECHANICS' LIENS

   11.1 TENANT'S LIEN OBLIGATIONS. Tenant agrees that it will pay, or cause to be paid, all costs for permits, plans, construction and other work done by it or caused to be done by it on or with respect to the Premises and that Tenant will keep the Premises and the Development free and clear of all mechanics' liens and other liens for or arising from work done by or for Tenant or for persons claiming under Tenant. Tenant agrees to, and shall indemnify and save Landlord and its property manager free and harmless from and against, liability, loss, damage, costs, attorneys' fees, and all other expenses on account of claims of contractors, subcontractors, laborers or materialmen or others for work performed or materials or supplies furnished for Tenant or persons claiming under it. If any laborer, person or firm supplying or providing labor, materials or equipment or services to Tenant, or to any of Tenant's contractors or subcontractors for Tenant's Work, shall make any claim or demand against Landlord, the Premises or the Development, or shall file any claim, stop notice, lien, or otherwise, against Landlord, the Premises, the Development or any Mortgagee, and Tenant shall not cause such claim, stop notice or lien to be removed, rescinded or dismissed, including, without limitation, the posting of a bond pursuant to California Civil Code Section
Section 3143 and/or 3171, as the case may be, and in the event Tenant shall fail to do so within five (5) days after written demand by Landlord, such failure shall constitute a default hereunder. In such event, in addition to such other remedies Landlord may have, Landlord shall have the right (but not the obligation) to use whatever means in its discretion Landlord may deem appropriate to cause said claim, stop notice, or lien to be rescinded, discharged, compromised, dismissed or removed including, without limitation,
(a) posting a bond pursuant to California Civil Code Section Section 3143 and/or 3171; or (b) paying a sum sufficient to pay all claims, demands, or liens. Any such sums paid by Landlord, including attorneys' fees and bond premiums, shall be immediately due and payable to Landlord by Tenant.

   11.2 NOTICE. Tenant shall immediately give Landlord notice of any claim, demand, stop notice or lien made or filed against the Premises or the Development or any action affecting the title to such Premises or Development.

   11.3 INSPECTION; NOTICE OF NON-RESPONSIBILITY. Landlord or its representative shall have the right to go upon and inspect the Premises at all reasonable times, and shall have the right to post and keep posted thereon notices as permitted or provided by law or which Landlord may deem to be proper for the protection of Landlord's interest in the Premises. Tenant shall, before the commencement of any work which might result in any such lien, give to Landlord a written notice of its intention to do so in sufficient time but not less than fifteen (15) days in advance) to enable Landlord to file and record such notices.

   11.4 COMMON AREAS. Nothing contained herein shall give Tenant the right to alter, change, improve or add to the Common Areas and Landlord shall have the right to approve or disapprove of any request by Tenant to do so, in Landlord's sole and absolute discretion.

                                   ARTICLE 12

                                     SIGNS

   12.1 IN GENERAL. Except as specifically provided in Section 12.2, below, Tenant shall not affix or maintain upon the glass panes or supports of the show windows, or upon any window or upon the doors, roof or exterior walls of the Premises, any signs, advertising placards, names, insignia, trademarks, descriptive material or any other similar item or items except those approved in writing in advance by Landlord as to the size, design, type, color, location, copy, nature and display qualities of such item. Failure of Landlord to disapprove any such item within thirty (30) days of Tenant's submission of same to Landlord shall constitute disapproval of same. Tenant shall provide Landlord with drawings of its storefront sign which Landlord may approve or disapprove in its reasonable discretion. All signs erected by Tenant shall comply with the provisions of Exhibit "F" hereof and shall be installed and maintained at Tenant's sole cost. In addition, no advertising medium shall be utilized by Tenant the sound or effect of which extends beyond the Premises including, without limitation, flashing lights, searchlights, loudspeakers, phonographs, radios or televisions. Tenant shall not display, paint or place or cause to be displayed, painted or placed, any handbills, bumper stickers or other advertising devices on any vehicle parked in the Parking Area or structure of the Development, whether belonging to Tenant or to Tenant's agents or to any other person; nor shall Tenant distribute, or cause to be distributed, in the Development any handbill or other advertising devices. In the event Tenant shall violate any provision of this Article 12 or any provision of Exhibit "F" hereto, Tenant hereby grants to Landlord the right to enter the Premises and correct such violation at Tenant's sole cost and expense. If any such violation shall occur in the Common Areas, Landlord shall have the immediate right to cure such violation, which right shall include, without limitation, removal of any and all unapproved signage or other items, at Tenant's cost.

   12.2 PROMOTIONAL SIGNS. Notwithstanding anything in Section 12.1 above, unless Landlord objects, in writing, within ten (10) business days of the placement of such sign or promotional material, Tenant shall have the right to place tasteful, professionally designed signs and promotional materials related to the movies being offered, or shortly to be offered, by Tenant at the Premises, on the storefront windows and doors, or in the Premises in a manner which would be visible from outside the Building, subject to compliance with all applicable laws. All such signs shall conform to standards of taste which are consistent with family entertainment and the family oriented environment of the Development. Tenant acknowledges that the standards for the display of such material which is visible to the general public may be more restrictive than the limitations provided for in this Lease related to the type of movies which Tenant may offer to restricted audiences. If Landlord objects to such material as provided above, Tenant shall remove the material which was objected to within twenty-four (24) hours of Tenant's receipt of said notice, and the failure to do so shall be a material breach of this Lease.


                                   ARTICLE 13

                      TRADE FIXTURES AND PERSONAL PROPERTY

   13.1 OWNERSHIP. Any FF&E (as defined in Exhibit "C") not permanently affixed to the Premises or paid for by Landlord through the Tenant Improvement Allowance or First LC or Second LC shall be the property of Tenant, and Landlord agrees that Tenant shall have the right, provided Tenant is not in default under the terms of the Lease, at any time, and from time to time, to remove any and all of its FF&E which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, mirrors and other movable personal property; provided, however, Tenant shall immediately replace any removed personal property with similar personal property of comparable or better quality, so as to continue to render the Premises suitable for conducting the type of business described in Section 1.1(l). Tenant, at its expense, agrees to immediately repair any damage occasioned to the Premises by reason of the removal of any such trade fixtures, signs, and other personal property and, upon expiration or earlier termination of this Lease, Tenant agrees to leave the Premises in a neat and broom-clean condition and free of trash and debris.

   13.2 SECURITY INTEREST. As additional security for performance of Tenant's obligations under this Lease, Tenant hereby grants to Landlord a lien and security interest in all of Tenant's FF&E hereinafter placed in or upon the Premises, and such property shall be and remain subject to Landlord's lien and security interest for payment and performance of all obligations of Tenant under this Lease. Landlord's security interest in the FF&E shall be subject and subordinate only to a lien in the principal amount not to exceed $1,000,000, granted to the FF&E Lender as security for the FF&E Loan. This
Section 13.2 shall constitute a Security Agreement under the Uniform Commercial Code of the State of California ("UCC") and shall be enforceable as a security interest against all of the FF&E in accordance with the UCC. Tenant agrees to execute, as debtor, such financing statements as Landlord may now or hereafter request from time to time in order to establish and/or perfect the security interest in the FF&E granted herein pursuant to the UCC. Landlord, as a secured party, shall be entitled to all rights and remedies afforded to secured party under the UCC in addition to and cumulative of Landlord's rights and remedies provided hereunder or at law or in equity. Concurrently with the execution of this Lease, and from time to time thereafter upon request, Tenant shall execute and deliver to Landlord a UCC-1 Financing Statement in a form reasonably acceptable to Landlord evidencing and perfecting such security interest. Notwithstanding the foregoing, provided Tenant is not then in default, Landlord agrees to execute, if required by the FF&E Lender (excluding any such items which Tenant is required to leave in the Premises at the end of the Lease Term), a UCC-2 Subordination of Landlord's security interest to the security interest of such lender with respect to the items financed, in a form reasonably acceptable to Landlord and such lender, at Tenant's sole cost and expense.

   13.3 REMOVAL. If Tenant fails to remove any of its trade fixtures, furniture and other personal property on or before the expiration or the sooner termination of this Lease, Landlord may, at Landlord's option retain all or any of such property, and title thereto shall thereupon automatically vest in Landlord, or Landlord may remove the same from the Premises and dispose of all or any portion of such property, in which latter event Tenant shall, upon demand, pay to Landlord the actual expense of such removal and disposition together with the cost of repair of any and all damage to the Premises resulting from or caused by such removal.
Tenant waives any and all rights it may have under California Civil Code
Section 1980 et seq.

   13.4 PERSONAL PROPERTY TAX. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operation, as well as upon its trade fixtures, merchandise and other personal property in or upon the Premises. In the event any such items of property are assessed with property of Landlord, such assessment shall be divided between Landlord and Tenant to the end that Tenant shall pay only its equitable portion of such assessment as conclusive determined by Landlord. No taxes, assessments, fees or charges referred to in this paragraph shall be considered as Real Property Taxes under the provisions of Section 5.4(b) hereof.


                                   ARTICLE 14

                    ASSIGNMENT, SUBLEASE AND OTHER TRANSFERS

   14.1        RESTRICTIONS.

               (a) PROHIBITION ON TRANSFERS. Landlord and Tenant agree that the development benefits of this Lease, both to Landlord and Tenant, are dependent upon Tenant's creating and maintaining a successful and profitable retail operation in the Premises. Accordingly, Tenant shall not transfer, assign, sublet, mortgage or otherwise hypothecate or encumber this Lease, or Tenant's interest in and to the Premises, nor enter into any license or concession agreements with respect to the Premises, without in each instance procuring the prior written consent of Landlord. Any such attempted or purported transfer, assignment, subletting, mortgage or hypothecation, or license or concession agreement (hereinafter collectively a "Transfer") without Landlord's prior written consent shall be void and of no force and effect, shall not confer any interest or estate in the purported transferee, and shall at Landlord's sole, exclusive, and absolute discretion, entitle Landlord to terminate this Lease upon written notice to Tenant.

               (b) LANDLORD'S CONSENT. The consent of Landlord required hereunder shall not be unreasonably withheld; provided, however, that Landlord and Tenant agree that it shall not be commercially unreasonable for Landlord to withhold its consent to any proposed Transfer for any commercially-reasonable reason including, but not limited to:





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
                        (i) A difference between the contemplated use of the Premises by the proposed transferee, assignee, or sublessee, concessionaire or licensee following the proposed Transfer (hereinafter referred to as the "Transferee") with the "Use of Premises" clause contained in Section 1.1(l) hereof;

                        (ii) The financial worth and/or financial stability of the Transferee is less than that of the Tenant hereunder at the commencement of the Lease Term or at the time of the Transfer, or not reasonably suitable to Landlord, in Landlord's sole discretion, so as to insure the ability of the Transferee to perform Tenant's obligations under the Lease for the full Lease Term;

                        (iii) A Transferee whose reputation or proposed use of the Premises would in the exercise of Landlord's reasonable discretion, have an adverse effect upon the reputation of the Development and/or the other business located therein;

                        (iv) The Transfer would result in a breach of any covenant of, or affecting Landlord concerning, radius, location, use or exclusivity in any other lease, financing agreement, or other agreement relating to the Development;

                        (v) The proposed Transfer would, in Landlord's sole and exclusive discretion, require an amendment to any material term of the Lease;

                        (vi) The Transfer is prohibited without the consent of Mortgagees under their respective Mortgagees, and one or more Mortgagees fail or refuse to provide consent;

                        (vii) The proposed Transfer likely would result in a decrease in the amount of average Percentage Rent payable from that payable by Tenant for the immediately preceding three (3) year period (or, if the Transfer is proposed within the first three Lease Years, from the Rent Commencement Date;

                        (viii) The proposed Transfer, if consented to, would occur either (a) prior to completion of Tenant's Work in accordance with this Lease, or (b) prior to the expiration of Tenant's operating covenant under
Section 15.1; or

                        (ix) The Transferee proposes to or is likely to operate the Premises under a different trade name than the trade name in
Section 1.1(m), and such trade name does not share at least a similar name recognition and reputation for quality as the trade name specified in Section 1.1(m).

   14.2 PROCEDURE FOR TRANSFER. Should Tenant desire to make a Transfer hereunder, Tenant shall, in each instance, give written notice of its intention to do so to Landlord not less than sixty (60) days prior to the effective date of such proposed Transfer,





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
specifying in such notice whether Tenant proposes to assign or sublet, or enter into a license or concession agreement, the proposed date thereof, and specifically identifying the proposed Transferee. Such notice shall be accompanied by (a) financial statements of the proposed Transferee, certified by the chief financial officer or managing partner thereof if not an individual, and (b) in the case of a sublease, license or concession agreement, by a copy of the proposed sublease, license or concession agreement, or if same is not available, a letter of commitment or a letter of intent. Landlord shall have the right to reasonably request additional information in order to review the terms of the Transfer and financial condition, reputation, and experience of the proposed Transferee. Landlord shall, within twenty (20) days after its receipt of such notice from Tenant of a proposed Transfer accompanied by all information required pursuant hereto, by mailing written notice to Tenant of its intention to do so (i) withhold consent to the Transfer pursuant to Section 13.1(b); or (ii) consent to such Transfer. No Transfer of this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any Guarantor of this Lease from liability under this Lease. Landlord hereby reserves the right to condition Landlord's consent to any assignment, sublease or other transfer of all or any portion of Tenant's interest in this Lease or the Premises upon Landlord's receipt from Tenant of a written agreement, in form and substance acceptable to Landlord, pursuant to which Tenant shall pay over to Landlord all rent or other consideration received by Tenant from any such Transferee either initially or over the term of the assignment, sublease or transfer, in excess of the Rent called for hereunder.

   14.3 TRANSFER RENT ADJUSTMENT. In the event Tenant shall make a permitted Transfer hereunder (unless such Transfer results from the sale of Tenant or all or substantially all of its business, in which case this Section
14.3 shall not apply), the Minimum Annual Rent specified in Sections 1.1(c) and
(d) shall be adjusted as of the date of such Transfer, to the highest of (a) the total rental payable by the Transferee pursuant to such Transfer; or (b) the amount specified in Sections 1.1(c) and (d) for the applicable period.

   14.4 REQUIRED DOCUMENTS. Each Transfer to which Landlord has consented shall be evidenced by a written instrument, the form and content of which is satisfactory to Landlord, executed by Tenant and Transferee under which the Transferee shall agree in writing for the benefit of Landlord to perform and to abide by all of the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant, including the payment of all amounts due or to become due under this Lease directly to Landlord and the obligation to use the Premises only for the purpose specified in Section 1.1(l) hereof. Tenant agrees to reimburse Landlord for Landlord's reasonable attorneys' and administrative fees incurred in conjunction with the processing of and documentation for each proposed Transfer, whether or not the Transfer is consummated.





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
   14.5 MERGER AND CONSOLIDATION. If, in the aggregate more than twenty-five percent (25%) of the total outstanding stock or interest in Tenant is transferred, assigned or hypothecated in one or more transactions, each such event shall be deemed a Transfer within the meaning and provisions of this Article and shall require Landlord's prior written consent; provided, however, that sales or exchanges of shares of publicly traded stock on national markets, such as NASDAQ, shall not be deemed a Transfer.

   14.6        BANKRUPTCY.

               (a) NO BANKRUPTCY ESTATE. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under this Section 14.6 not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

               (b) ASSUMPTION. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment, including the obligation to operate the business which Tenant is required to operate pursuant to Section 1.1(l) hereof.

   14.7 EXCEPTION FOR CONCESSIONS. Subject to the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, Tenant shall be permitted to operate its concessions in the Premises on a joint venture basis, so long as such an arrangement does not result in any decrease in the Rent, including, without limitation Percentage Rent, which would otherwise be due Landlord. Tenant shall at all times keep Landlord informed about the nature of any such joint venture or similar arrangement, including, without limitation, the identity of the other party or parties involved, all of whom shall be subject in all respect to the terms hereof.

                                   ARTICLE 15

                         OPERATION OF TENANT'S BUSINESS

   15.1 CONTINUOUS OPERATION. Tenant covenants and agrees that it will operate and conduct within the Premises, continuously and uninterruptedly during the Lease Term, the business which it is required to operate and conduct under the provisions hereof, during the required operating hours under Section 15.2, except while the





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
Premises are untenantable by reason of fire or other unavoidable casualty, and that it will at all times keep and maintain within and upon the Premises an adequate stock of merchandise and trade fixtures and have sufficient personnel to service and supply the demands and requirements of its customers. In the event Tenant fails, without the prior written consent of Landlord and subject to Force Majeure, to continuously operate its business in the Premises as required by this Section 15.1 for a period of fifteen (15) or more consecutive days, or more than fifteen (15) days in any one calendar year period, then in addition to all remedies available to Landlord (including, without limitations injunction and/or damages), Landlord may, but is not obligated to, elect to terminate this Lease upon written notice of Landlord's intent to Tenant, whereupon this Lease shall terminate, and Tenant shall vacate the Premises upon the date specified in Landlord's notice to Tenant. Landlord's notice pursuant to this Section shall be in lieu of, and not in addition to, the notice and cure period set forth in Article 18 or any notice and cure period required under California Code of Civil Procedure Section 1161 (or any similar or succeeding statute).

   15.2 OPERATING HOURS. Commencing with the opening for business by Tenant in the Premises, and for the remainder of the Lease Term, Tenant shall open for business at least seven (7) days per week for such hours each day as are specified in Section 7.1(b) above. Tenant further agrees to have its window displays, exterior signs and exterior advertising displays adequately illuminated continuously during those hours determined by Landlord in Landlord's reasonable business judgment. It is agreed, however, that the foregoing provision shall be subject to any governmental regulations to which Tenant may be subject concerning the hours of operation of Tenant's business.

   15.3 RULES AND REGULATIONS. Tenant agrees that it will keep the Premises in a neat, clean and orderly condition and that all trash and rubbish generated by it shall be deposited within prescribed receptacles in designated service areas within the Development. Tenant further agrees to cause such receptacles to be emptied and trash removed at its own cost and expense so as, on its part, to keep such service areas in a clean and orderly condition. Tenant shall observe faithfully and comply with and shall cause its employees and invitees to observe faithfully and comply with reasonable rules and regulations governing the Development as may from time to time be promulgated and amended by Landlord, which rules and regulations shall include the provisions of Exhibit "G" hereof.

   15.4        SPECIAL OPERATING COVENANTS.

               (a) Notwithstanding anything to the contrary herein, unless Landlord consents to the contrary, which consent may be withheld in its sole and absolute discretion, Tenant shall operate a state of the art motion picture theater on the Premises, which contains not less than forty-five hundred (4,500) seats and which





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
shows primarily current first run movies which are reasonably consistent with the moral values of Landlord and the residents of the Southern California area. Without limiting the foregoing, at no time will Tenant offer for viewing "X" rated films, or their equivalent (if the established rating system of the Motion Picture Association of America ceases to exist or is modified from its current standards). Tenant also reserves the right to refrain from showing films which it believes, in its reasonable discretion, to be injurious to Tenant's own reputation or offensive to patrons.

               (b) Tenant shall use its best efforts, through the design of the Building, Premises and its sound system, and the operation of said sound system, to confine within the Premises all sound, noise and vibration generated by Tenant's operation.

               (c) Tenant shall, subject to all applicable city or other governmental rules and regulations, be permitted to operate on the Premises up to twelve (12) video or other interactive game machines, provided that all times during the Term, as it may be extended, said games shall not be audible from outside the Premises. Said games shall be available for use only by theater patrons, and Tenant shall monitor the game area and keep its operation and condition consistent with a family-oriented environment. No such games shall be pornographic or sexually oriented.

                                   ARTICLE 16

                            REPAIRS AND MAINTENANCE

   16.1 TENANT'S MAINTENANCE OBLIGATIONS. Tenant agrees at all times from and after the Delivery Date, and at its own cost and expense, to construct, repair and maintain the Premises and every part thereof in good and tenantable condition including, but not limited to, the roof structure, exterior walls, structural portions of the Premises and structural floor, demising walls, stairways and mezzanine, floor and wall coverings, utility lines and meters, fire and safety systems, pipes and conduits, plumbing, lights and other fixtures, heating and air conditioning equipment and ducting, and sidewalk and landscaping installed pursuant to Exhibit "C," and all other equipment therein, the storefront or storefronts, including plate glass, all Tenant's signs, locks and closing devices, and all window sash, casement or frames, doors and door frames, and all items of repair, maintenance and improvement or reconstruction as may at any time or from time to time be required with respect to the Premises by any governmental agency having jurisdiction. Tenant agrees to operate the air conditioning equipment serving the Premises during all hours so that inside temperatures of the Premises are maintained within a range in which a majority of adults will be comfortable in the Premises. All glass, both exterior and interior, shall be maintained at Tenant's sole cost and expense, and any glass broken shall be promptly replaced by Tenant with glass of the same kind, size and quality. Tenant's failure to replace broken glass within seventy-two (72) hours following the occurrence of the breakage, or the failure by Tenant to replace same with glass of the same kind, size and quality, shall constitute a material breach. If Tenant has not replaced said glass within the required time, Landlord may, but shall not be obligated to, replace said glass at Tenant's sole cost and expense, which cost shall include a reasonable fee for Landlord's services with respect to same, which fee shall not exceed ten percent (10%) of the hard costs thereof. Tenant shall reimburse Landlord for such costs within fifteen (15) days of its receipt of Landlord's invoice for such costs, and Tenant's failure to pay same in a timely fashion (not to exceed thirty [30] days) shall be a material breach hereof which may, at Landlord's sole and absolute discretion, entitle Landlord to terminate this Lease upon written notice to Tenant.

   16.2 TENANT'S FAILURE TO MAINTAIN. If Tenant refuses or neglects to make repairs and/or maintain the Premises, or any portion thereof, including Tenant's storefront(s), in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event, the cost of such work shall be paid by Tenant promptly upon receipt of bills therefor. Failure of Tenant to pay any of said charges within fifteen (15) days of receipt of bills therefore shall constitute a default hereunder. Upon any surrender of the Premises, Tenant shall deliver the Premises to Landlord, upon the expiration or earlier termination of this Lease, in good order, condition and state of repair, ordinary wear and tear excepted, and excepting such items of repair as may be Landlord's obligation hereunder.

   16.3 RIGHT TO ENTER. Tenant agrees to permit Landlord and its authorized representatives to enter the Premises at all times for the purpose of making emergency repairs and during usual business hours for the purpose of inspecting the same. Tenant further agrees that Landlord may go upon the Premises and make any necessary repairs thereto and perform any work therein which may be necessary to comply with any laws, ordinances, rules or regulations of any public authority, any fire rating bureau, or of any similar body, or that Landlord may deem necessary to prevent waste or deterioration in connection with the Premises if Tenant does not make or cause such repairs to be made or performed or cause such work to be performed promptly after receipt of written demand from Landlord. Nothing herein contained shall imply any duty on the part of Landlord to do any such work which, under provisions of this Lease, Tenant may be required to do, nor shall Landlord's failure to elect to perform such work constitute a waiver of Tenant's default. No exercise by Landlord of any rights herein reserved shall entitle Tenant to any damage for any injury or inconvenience occasioned thereby, to any abatement of rent, or to terminate this Lease.





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
   16.4 GRANT OF LICENSE. Tenant hereby grants to Landlord such licenses and/or easements in, over, and under the Premises or any portion thereof as shall be reasonably required for the installation or maintenance of mains, conduits, shafts, pipes or other facilities to serve any other portion of the Development including, but not by way of limitation, the premises of any other occupant of the Development; provided, however, that Landlord shall pay for any alteration required on or to the Premises as a result of any such exercise, occupancy under or enjoyment of any such lien or easement and, provided further, that no exercise, occupancy under or enjoyment of such license or easement shall result in any unreasonable permanent interference with Tenant's use, occupancy or enjoyment of the Premises as contemplated by this Lease.

   16.5        HEATING AND AIR CONDITIONING EQUIPMENT.

               (a) MAINTENANCE. The installation of heating and air conditioning equipment serving the Premises is described in Exhibit "C."
Tenant shall at all times during the Term hereof, as it may be extended, keep in good order and repair all heating and air conditioning equipment related to the Building and the Premises (the "HVAC"). Tenant agrees to enter into a regularly scheduled preventative maintenance/service contract (the "Service Contract") within thirty (30) days after the Rental Commencement Date with a maintenance contractor approved by Landlord, for the servicing of the HVAC.
The Service Contract shall include all scheduled maintenance as recommended by the equipment manufacturer as set forth in the operation/maintenance manual. Tenant acknowledges that it has full and complete responsibility to maintain, repair and replace all components of the HVAC, and that while the entering into of the Service Contract is required, it is not dispositive of Tenant's obligations with respect to the HVAC. Notwithstanding the foregoing, Landlord may, (but shall not be obligated to), if it determines that Tenant is not adequately performing its obligations hereunder or that such a change is otherwise appropriate, elect to maintain the heating and air conditioning equipment serving the Premises, in which event, Tenant shall pay to Landlord all costs and expenses for the repair, maintenance and replacement of all HVAC equipment for the Premises. If Tenant fails to maintain the HVAC and Landlord elects to perform such work, Tenant shall pay to Landlord one-twelfth (1/12) of an amount estimated by Landlord to be such heating and air conditioning expenses for the ensuing calendar year or balance thereof (including reasonable reserves). Within sixty (60) days following the end of each calendar year, Landlord shall furnish Tenant a statement covering the preceding calendar year and the payments made by Tenant with respect to such calendar year as set forth above. If such HVAC expenses exceeds Tenant's payments so made, Tenant shall pay Landlord the deficiency within twenty (20) days after receipt of Landlord's statement. If Tenant's payments exceed such heating and air conditioning expenses, Landlord shall have the option of (i) paying such excess to Tenant upon Landlord's delivery of such statement; or (ii) allowing Tenant to credit the excess against payments next





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
thereafter to become due to Landlord for such expenses as set forth above. Failure of Tenant to pay any of the charges required by this Section 16.5 to be paid when due shall constitute a material default under the term of this Lease.

               (b) COMPONENTS. Expenses incurred in connection with the operation, maintenance, repair and replacement of HVAC equipment by the party performing same shall include, but not be limited to, all sums expended in connection with such HVAC equipment for and/or replacing filters, repairing and/or replacing worn out parts, repairing and/or replacing utilities, duct work and machinery maintenance and insurance contracts carried on the HVAC equipment, and all other items of expense incurred by such party in connection with the operation, maintenance, repair and replacement of the HVAC equipment.

                                   ARTICLE 17

                             DAMAGE OR DESTRUCTION

   17.1 PREMISES INSURED CASUALTY. In the event that the Premises are partially or totally destroyed by fire or any other peril covered by insurance maintained by Tenant, or required to be maintained by Tenant under Section 9.3, and the uninsured damage (excluding deductibles) is less than twenty-five percent (25%) of the replacement cost of the Building, Tenant shall, within a period of thirty (30) days after the occurrence of such destruction, commence reconstruction and restoration of the Premises and prosecute the same diligently to completion, and use reasonable efforts to complete such work within one hundred eighty (180) days of the casualty.

   17.2 PREMISES UNINSURED CASUALTY. In the event that the Premises are partially or totally destroyed as a result of any casualty or peril not covered or required to be covered by Tenant's insurance under Section 9.3 (or any other insurance maintained by Tenant whether or not required under Section 9.3), and the cost to repair exceeds twenty-five percent (25%) of the replacement cost of the Building, Tenant shall, within a period of thirty (30) days after the occurrence of such destruction (a) commence reconstruction and restoration of the Premises and prosecute the same diligently to completion in the manner provided in Section 17.1, in which event this Lease shall continue in full force and effect; or (b) notify Landlord, in writing, that it elects not to so reconstruct or restore the Premises, in which event this Lease shall cease and terminate as of the date of service of such notice, unless Landlord, within thirty (30) days of such notice, notifies Tenant that Landlord shall fund the uninsured amounts exceeding twenty-five percent (25%) of the replacement cost of the Building. If Landlord makes such an election, or if Tenant fails to timely give Landlord notice under subsection (b), Tenant shall thereafter proceed diligently to complete the reconstruction, and the Lease shall not be terminated.

The procedures for payment of the Tenant Allowance under Exhibit "C" shall apply to Landlord's reimbursement to Tenant of reconstruction costs to be paid by Landlord under this section. In the event of such reconstruction, Tenant shall be obligated for the restoration of the Premises in accordance with the approved Final Plans, with any material deviation therefrom subject to Landlord's consent, in accordance with the same procedures for Landlord's review under Exhibit "C," as well as Tenant's other leasehold improvements, trade fixtures and other personal property on the Premises.

   17.3 DAMAGE TO OTHER PORTIONS OF THE DEVELOPMENT. If during the term hereof any of the buildings and improvements located on the Development are damaged or destroyed by fire or other casualty or any cause whatsoever, either in whole or in part, Landlord shall either (a) repair and rebuild the same promptly to its previous condition or better, or (b) promptly remove all debris, demolish such building and improvements and clear the site so that it has a neat and clean appearance. The election of Landlord to proceed pursuant to clause (b) shall not impair Landlord's right to construct new improvements on the Parcels then owned by Landlord.

   17.4 DAMAGE TO COMMON AREAS. If the Common Areas are damaged or destroyed by a casualty, Landlord shall with due diligence, remove any resulting debris and repair from the Common Areas and/or rebuild the damaged Common Areas to substantially the same function and appearance as existing prior to the casualty.

   17.5 RIGHT TO PROCEEDS. If this Lease is terminated pursuant to any of the provisions of this Article 17, Landlord shall be entitled to one hundred percent (100%) of the insurance proceeds from the Insurance required to be maintained by Tenant under Section 9.3 (and Tenant shall pay to Landlord the amount of any deductible on such policy applicable to such casualty), or from any other casualty/ property policy maintained by Tenant pertaining to Tenant's Building (other than for Tenant's personal property, the proceeds for which shall be solely payable to Tenant).

   17.6  CASUALTY TO PARKING AREAS.

               (a) If all or a portion of the Parking Areas shall either be rendered unusable because of fire or other casualty in accordance with the terms so that less than the number of Parking Spaces specified in Section 1.3(d) remain useable and available for non- exclusive use by Tenant and its Permittees; and

               (b) Landlord has not provided Tenant with substitute Parking Spaces within one (1) year after such fire or other casualty, or unavailability of use, at a location reasonably approved by Tenant so that at least the number of Parking Spaces specified in Section 1.3(d) are useable and available for non-exclusive use by Tenant and its customers, invitees and employees (which approval Tenant will not unreasonably withhold or delay), then, if such unavailability of a minimum of the number of Parking Spaces specified in Section 1.3(d) shall continue for more than one (1) year after the date of such fire or other casualty, or unavailability of use, Tenant shall have the right to terminate this Lease by notice to Landlord given within thirty (30) days after the expiration of such one-year period (but prior to restoration of at least the number of Parking Spaces).

   17.7 DAMAGE TO PREMISES NEAR END OF TERM. Notwithstanding the foregoing, in the event that the Premises are partially or totally destroyed during the last three (3) years of the Initial Term, or the last three (3) years of any Extension Term, Landlord and Tenant each shall have the option to terminate this Lease by giving written notice to the other of the exercise of such option within thirty (30) days after such destruction, in which event this Lease shall cease and terminate as of the date of service of such notice. However, if Tenant with Landlord's consent, agrees to exercise a then existing option to extend the Term in advance of the period in which said option would otherwise be exercisable, thereby extending the Term an additional five (5) years, Landlord shall not have the option to terminate the Lease, but rather Tenant shall be obligated to reconstruct the Premises on the same basis as set forth in Section 17.1 above. Tenant's election to exercise said option shall also be deemed to be Tenant's irrevocable agreement to perform its repair and reconstruction obligations set forth in Section 17.1. For the purposes of this Section, partial destruction shall be deemed to be a destruction to an extent of at least one-third (1/3) of the full replacement cost of the Premises as of the date of destruction.

   17.8 RELEASE OF LIABILITY. In the event of any termination of this Lease in accordance with this Article, the parties shall be released thereby without further obligation to the other party coincidental with the surrender of possession of the Premises to Landlord except for matters which have theretofore accrued and are then unpaid or unperformed and except for survival of the covenants and indemnifications provided in Sections 3, 9.1, 25, 29.2(d), 29.12, 29.15 and 29.16.

   17.9 ABATEMENT OF RENT. In the event of reconstruction and restoration as herein provided, and provided Tenant has maintained the business interruption or loss of income insurance required pursuant to Section 9.3(e), to the extent that the proceeds of such business interruption or loss of income insurance may be exhausted during the period of reconstruction and restoration, Minimum Annual Rent and Common Area Expenses payable hereunder shall be thereafter abated proportionately with the degree to which Tenant's use of the Premises is impaired during the remainder of the period of reconstruction and restoration; provided, however, the amount of Minimum Annual Rent and Common Area Expenses abated pursuant to this Section 17.9 shall in no event exceed the amount of loss of rental insurance proceeds actually received by Landlord. Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practicable from the standpoint of





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
prudent business management, and the obligation of Tenant to pay all charges, except the entire Minimum Annual Rent and all Common Area Expenses, shall remain in full force and effect. Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such destruction, reconstruction or restoration. Tenant hereby waives any statutory rights of termination which may arise by reason of any partial or total destruction of the Premises which Landlord is obligated to restore or may restore under any of the provisions of this Lease.

                                   ARTICLE 18

                    COMMON AREAS, PARKING AREAS AND EXPENSES

   18.1 USE OF COMMON AREAS. Those certain areas and facilities of the Development which are intended to be used for the common use, convenience and benefit of the customers and patrons of Tenant and of the other tenants, owners and occupants of the Development such as plaza areas, walkways, driveways, landscaping and lighting, and all common utility lines, service facilities and equipment, are referred to herein as "Common Areas." Except as otherwise specifically provided in this Lease, Tenant and its employees and invitees are authorized, empowered and privileged to use the Common Areas in common with other authorized persons, as determined by Landlord, during the Lease Term. Landlord shall keep or cause to be kept said Common Areas in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof.

   18.2        PARKING AREAS.  [TO BE INSERTED]

   18.3        COMMON AREA EXPENSE.

               (a) TENANT'S PRO RATA SHARE. The expenses incurred by Landlord in connection with the operation, maintenance, insurance, repair and replacement and/or usage of the Common Areas [AND PARKING AREAS] (collectively, the "Common Area Expenses") shall be apportioned among the various occupants and tenants of the Development, and Tenant hereby agrees to pay to Landlord, as Additional Rent, its Proportionate Share (as defined herein) of such Common Area Expenses. Tenant's "Proportionate Share" shall mean Tenant's share based upon a fraction, the numerator of which is the square footage of floor area of the Premises as determined in Section 2.2, and the denominator of which is the total square feet of floor area of all buildings in the Development for the period in question for which certificates of occupancy have been issued. Landlord shall use due diligence and commercially reasonable efforts to complete construction and obtain certificates of occupancy for all buildings Landlord elects to construct in the Development.

               (b) PAYMENT OF COMMON AREA EXPENSES. Commencing on the Rental Commencement Date and thereafter on the first (1st) day of each calendar month of the Lease Term, Tenant shall pay to Landlord one-twelfth (1/12) of an amount estimated by Landlord to be Tenant's share of such total annual Common Area Expenses for the ensuing calendar year or balance thereof. Landlord may adjust the Common Area Expenses charged to Tenant at the end of any calendar year on the basis of Landlord's experience and reasonably anticipated costs and a reasonable reserve for unanticipated expenses. On or before April 1 of each calendar year, Landlord shall furnish Tenant a statement covering the calendar year just expired showing the total Common Area Expenses for the preceding calendar year, the amount of Tenant's share of such Common Area Expenses, and the payments made by Tenant with respect to such calendar year as set forth above. If Tenant's share of such Common Area Expenses exceeds Tenant's payments so made, Tenant shall pay Landlord the deficiency within twenty (20) days after receipt of Landlord's statement. If Tenant's payments exceed Tenant's share of such Common Area Expenses, Landlord shall pay such excess to Tenant within twenty (20) days of Landlord's delivery of such statement. Failure of Tenant to pay any of the charges required by this Article to be paid when due shall constitute a material default under the terms of this Lease. If Tenant fails to give Landlord written notice that Tenant objects to any Common Area Expenses, taxes or insurance within one (1) year after Tenant receives Landlord's annual statement of such expenses, Tenant shall be deemed to have conclusively accepted such statement as correct and to have waived any and all rights at law or in equity to object to the Common Area Expenses, including taxes or insurance, set forth in such statement.

               (c) AUDIT RIGHT. Tenant shall have the right to review, during Landlord's normal business hours, the books and records of Landlord relating to the Common Area Expenses, by providing Landlord with reasonable notice of its request to do so. Such review shall be limited to books and records covering the current and prior Lease Years only, and shall be exercisable no more than once during any Lease Year. All costs related to such review shall be borne by Tenant, unless such audit reveals, to Landlord's reasonable satisfaction, that Landlord has overcharged Tenant with respect to a Lease year of expenses which is considered by Landlord to be settled, by five percent (5%) or more of Common Area Expenses, in which case Landlord shall bear the cost of such audit.

   18.4 EXPENSES INCLUDED. Expenses incurred pursuant to Section 18.3 shall include, but are not limited to, all sums expended in connection with the Common Areas and Parking Areas for all general maintenance, repairs, replacements and restoration, resurfacing, painting, cleaning, sweeping and janitorial services; maintenance and repair of sidewalks, gutters, and curbs; sprinkler systems, planting and landscaping including maintenance and replacement thereof; lighting and other utilities including, without limitation, gas, water, electricity, directional signs and other markers and bumpers;

lighting fixtures and systems (including replacement of tubes and bulbs as necessary), storm drainage systems, irrigation systems and any other utility systems; repair of signs; maintenance, repair and replacement of mechanical equipment including automatic door openers, if any, installation, repair and replacement of all security systems and trash compactors or other similar devices; personnel to implement such services including, if Landlord deems necessary, the cost of security guards or devices; Landlord's share of real and personal property taxes and governmental charges, fees or assessments of any land or nature on the facilities, improvements and land comprising the Common Areas; the cost of any capital improvements made to the Premises or the Common Areas by Landlord that reduce Common Area Expenses or that are required under any governmental law or regulation not applicable to the Development at the time it was constructed; premiums for public liability, property damage, fire and extended coverage insurance (including such other insurance Landlord's Mortgagee deems to be necessary or desirable) together with insurance against sprinkler damage, vandalism, malicious mischief, and any other occurrences on the Common Areas; and an amount equal to seventy-five cents (75c.) per square foot of floor area of the Demised Premises for the right to use the Parking Areas (the "Parking Cost"). The Parking Cost shall be adjusted annually by reference to the increase, if any, in the "Index" (as defined in Section 18.10) from the Rent Commencement Date to the first anniversary of the Rent Commencement Date, and each annual anniversary date thereafter during the term. Landlord shall also be entitled to receive an allowance for Landlord's supervision of said Common Areas and Common Area Expenses in an amount equal to ten percent (10%) of the total of the aforementioned expenses (excluding Real Property Taxes) for each Lease Year (which amount shall be inclusive of any management expenses paid to a third party property manager and charged herein as a Common Area Expense). In the event Landlord shall contest any tax or assessment affecting the Common Areas, the expenses involved in such contest shall be part of the Common Area Expenses, regardless of whether such contest also includes Real Property Taxes on the Building. The preceding list is for definitional purposes only, and shall not impose any obligation upon Landlord to incur such expenses or provide such services.

   18.5 EXPENSES EXCLUDED. The following expenses shall not be included as Common Area Expenses:

               (a) Attorneys' fees and other costs relating to negotiations and disputes with existing tenants or prospective tenants;

               (b) Compensation to principals or affiliates of Landlord for maintenance or repairs to the Common Area in excess of compensation that would be payable to a third party for similar services under a bona fide contract negotiated at arm's length;

               (c) Depreciation, equipment replacements, repairs and other items that constitute capital expenses under generally accepted accounting principles (except to the extent that reasonable amortization of any such item for any year does not exceed the resulting Common Area Expenses savings for such year);

               (d) Costs resulting from violations by Landlord and/or other tenants of laws, or breaches of leases and other contracts;

               (e) Interest, amortization, fees and charges relating to indebtedness of the Landlord, except as provided in subsection (g) below, or which results from the acquisition or leasing of equipment used in the Development;

               (f) Advertising and promotions cost, subject to Article 27 below;

               (g) Rent and other leasing costs for capital items (other than equipment that is used for maintenance, repair, janitorial or similar services in the Development);

               (h)      Losses covered by insurance proceeds paid to Landlord;

               (i) Any expenses in connection with the original construction of the Common Areas, the original installation of equipment or fixtures in the Common Areas, or capital expenditures for improvements or additions to the Common Areas in excess of $10,000.00 per year, other than expenses for replacement of any portion of the Common Areas or any improvements therein;

               (j) Costs relating to artworks, other than reasonable costs incurred for cleaning and minor maintenance, and costs incurred under any governmentally mandated program requiring the placement of artworks in the Common Areas;

               (k) Costs relating to the correction of violations of law relating to the Common Areas, which violations existed prior to the execution of this Lease, and are not conditions which, but for the operations of Tenant, would not be a violation of law;

               (l) Any costs paid or required to be paid directly and exclusively by other tenants, and all costs not reasonably related to or reasonably allocable to the operation, maintenance, repair or usage of the Common Areas and which are not specifically described in Section 18.3 above;

               (m) Any costs related to casualty losses or to repairs on other buildings in the Development which are intended to be used for the exclusive benefit of individual tenants, rather than occupants of the Development as a whole.





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
   18.6 ENLARGEMENT OF COMMON AREAS. Should Landlord acquire or make available additional land not shown as part of the Development Site on Exhibit "A-2" and make the same available as Common Areas, the expenses incurred by Landlord in connection with the operation, maintenance, repair and replacement of Common Areas also shall include all of the aforementioned expenses incurred and paid in connection with said additional land.

   18.7        COMMON AREA RULES AND REGULATIONS.

               (a) Landlord shall at all times have the right and privilege of determining the nature and extent of the Common Areas, and of making such changes therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interests of all persons using such Common Areas, including the location and relocation of driveways, entrances, exits, the direction and flow of traffic, designation of prohibited areas, landscaped areas and all other facilities thereof.

               (b) Nothing contained herein shall be deemed to create any liability upon Landlord for any damage to motor vehicles of customers or employees or for loss of property from within such motor vehicles, unless caused by the gross negligence or willful misconduct of Landlord, its agents, servants or employees.

               (c) Landlord shall have the right to establish reasonable rules and regulations and, from time to time, to change, alter and amend, and to enforce against Tenant and the other users of the Common Areas, such reasonable rules and regulations (including the exclusion of, or designation of area(s) for, employees' parking) as may be deemed necessary or advisable by Landlord for the proper and efficient operation and maintenance of the Common Areas. The rules and regulations herein provided for may include, without limitation, the hours during which the Common Areas shall be open for use. Tenant shall comply with a system or systems of validation or similar operation of the Parking Areas which may be imposed under the Parking Agreement, including a system of charges against non-validated parking checks of users, and Tenant agrees to conform to and abide by all such rules and regulations in its use and the use of its customers and patrons with respect to said Parking Areas; provided, however, that all such rules and regulations and such types of operation or validation of parking checks and other matters affecting the customers and patrons of Tenant shall apply equally and without discrimination to all persons entitled to the use of such Parking Areas, and provided, further, that validations for parking for Tenant's Permittees shall be made available to Tenant at no charge.

   18.8 CONTROL OF COMMON AREA. Landlord shall at all times during the Lease Term have the sole and exclusive control of the driveways, entrances and exits and the sidewalks and pedestrian passageways and other Common Areas and may, at any time and from time to time during the Lease Term, exclude and restrain any person from use or occupancy thereof excepting, however, bona fide customers, patrons and service suppliers of Tenant and other tenants of Landlord who make use of such areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of Landlord, and the other tenants of Landlord, if any, to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of such areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of such areas only for ingress and egress by customers, patrons and service suppliers to and from the Building occupied by Tenant and the other tenants of Landlord. If in the opinion of Landlord unauthorized persons are using any of the Common Areas by reason of the presence of Tenant in the Premises, Tenant, upon demand of Landlord, shall enforce the covenants, rules and regulations provided for herein against and shall cause the removal of, all such unauthorized persons by appropriate proceedings. Nothing herein shall affect the rights of Landlord at any time to remove any such unauthorized persons from the Common Areas or to restrain the use of any of such areas by unauthorized persons.

   18.9 EMPLOYEE PARKING RESTRICTIONS. It is acknowledged and agreed that the employees of Tenant and the other tenants within the Development and employees of other occupants of the Development shall not only be permitted to park their automobiles or other vehicles in the Parking Areas which may from time to time be designated for patrons of the Development. Landlord at all times shall have the right to designate the particular parking area to be used by any or all of such employees and any such designation may be changed by Landlord from time to time at Landlord's sole and absolute discretion. Tenant and its employees shall park their cars only in those portions of the parking area, if any, designated for that purpose by Landlord, and shall attach to their cars any identification stickers or passes required by Landlord. Tenant shall furnish Landlord with its and its employees' license numbers within five (5) days after requested by Landlord, and Tenant shall thereafter notify Landlord of any change within five
(5) days after such change occurs. If Tenant or its employees fail to park their vehicles in designated parking areas, Landlord may charge Tenant Fifteen and 00/100 Dollars ($15.00) per day for each day or partial day per vehicle parked in any areas other than those designated; provided, however, Landlord agrees to give Tenant written notice of the first violation of this provision and Tenant shall have two (2) days thereafter within which to cause the violation to be discontinued and, if not discontinued within said 2-day period, then the Fifteen and 00/100 Dollar ($15.00) per day fine shall commence. After notice of such violation, no prior notice of any subsequent violation shall be required. All amounts due under the provisions of this paragraph shall be payable by Tenant within ten (10) days after demand therefor. Tenant hereby authorized Landlord to tow away from the Development any vehicle or vehicles belonging to Tenant or Tenant's employees which are parked in violation of the foregoing or the rules and regulations issued by Landlord from time to time and/or to attach violations tickers or notices to such vehicles. Tenant shall be entitled to the exclusive use of at least two (2) parking spaces adjacent to the Theater Parcel as may be shown on the Final Plans.

   18.10 INDEX. As used herein, the term "Index" shall mean the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for all urban consumers for the Los Angeles-Anaheim-Riverside Statistical Area, on the basis of 1982-1984 = 100. In the event the Index is no longer published by the Bureau of Labor Statistics, Landlord shall substitute an index published by an agency of the United States government which is most nearly equivalent to the Index at such time.


                                   ARTICLE 19

                          TENANT'S DEFAULTS; REMEDIES

   19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default and material breach of this Lease by Tenant:

               (a) Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, for a period of ten (10) days after written notice from Landlord to Tenant (provided, however, any notice shall be in lieu of, and not in addition to, any notice required under Section 1161 of the Code of Civil Procedure of California or any similar, superseding statute); or

               (b) The failure to timely commence, pursue and complete Tenant's Work in accordance with Exhibit "C," where such failure continues for a ten (10) day period after written notice thereof from Landlord to Tenant; or the failure to open for business or the cessation of Tenant's business from the Premises or closure of the Premises following the initial construction of Tenant's Work as provided in Section 7.1(b) and Section 15.4(b); or

               (c) Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it shall commence such cure within such thirty (30) day period and thereafter diligently pursue such cure to completion (provided, however, any notice shall be in lieu of, and not in addition to, any notice required under Section 1161 of the Code of Civil Procedure of California or any similar, superseding statute); or

               (d)      Abandonment or vacation of the Premises by Tenant; or

               (e) A general assignment by Tenant of this Lease for the benefit of creditors or the appointment of a receiver to take possession of all or substantially all of the assets of Tenant, unless possession is restored to Tenant within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty (30) days; or

               (f) A general assignment by any Guarantor of this Lease for the benefit of creditors, or the filing by or against any Guarantor of any proceeding under insolvency or bankruptcy law, unless in the case of a proceeding filed against any Guarantor the same is dismissed within ninety (90) days, or the appointment of a receiver or trustee to take possession of all or substantially all of the assets of any Guarantor, unless possession is restored to such Guarantor within thirty (30) days, provided, however, that no such event shall be an event of default hereunder if, at the time of such event and at all times thereafter, the other Guarantors who are not subject to such assignment, filing, or appointment maintain a combined net worth of $5,000,000 (measured in accordance with generally accepted accounting principles).

   19.2 REMEDIES. In the event of an uncured default by Tenant, Landlord, in addition to any other remedies available to it at law or in equity, including injunction and/or draw down of the First LC and Second LC, at its option, and without further notice or demand of any kind to Tenant or any other person may:

               (a) TERMINATION. Terminate this Lease and declare the Lease Term ended and re-enter the Premises and take possession thereof and remove all persons and property therefrom, and Tenant shall have no further claim thereon or hereunder.

               (b) CONTINUE LEASE. Have the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant's breach and recover Rent as it becomes due).

               (c) TERMINATION AFTER RE-ENTRY. Even though Landlord may have re-entered the Premises, thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

               (d) BANKRUPTCY. In addition to any rights or remedies hereinbefore or hereafter conferred upon Landlord under the terms of this Lease, the following remedies and provisions shall specifically apply in the event a bankruptcy proceeding is filed by or against Tenant.

                        (i) Any receiver or trustee in bankruptcy shall either expressly assume or reject this Lease within sixty (60) days following the entry of an "Order for Relief" or within such earlier time as may be provided by applicable law;

                        (ii) In the event of an assumption of this Lease by a debtor or by a trustee, such debtor or trustee shall, within fifteen (15) days after such assumption (A) cure any default or provide adequate assurance that defaults will be promptly cured; (B) compensate Landlord for actual pecuniary loss or provide adequate assurance that compensation will be made for actual pecuniary loss including, but not limited to, all attorneys' fees and costs incurred by Landlord resulting from any such proceedings; and (C) provide adequate assurance of future performance;

                        (iii) Where a default exists in this Lease, the trustee or debtor assuming this Lease may not require Landlord to provide services or supplies incidental to this Lease before its assumption by such trustee or debtor, unless Landlord is compensated for such services and supplies provided and the default cured before the assumption of such Lease;

                        (iv) The debtor or trustee may assign this Lease only if each of the following conditions is satisfied: (A) the Lease is assumed; (B) adequate assurance of future performance by the assignee is provided, whether or not the Lease is then under default; and (C) any consideration paid by any assignee in excess of the rental reserved in this Lease shall be the sole property of, and paid to, Landlord.

                        (v) Landlord shall be entitled to the fair market value for occupancy of the Premises and the services provided by Landlord (but in no event less than the rental reserved in this Lease) subsequent to the commencement of a bankruptcy event;

                        (vi) Any security deposit given by Tenant to Landlord to secure the future performance by Tenant of all or any of the terms and conditions of this Lease, shall be automatically transferred to Landlord upon the entry of an "Order of Relief;"

                        (vii) The parties agree that Landlord is entitled to adequate assurance of further performance of the terms and provisions of this Lease in the event of any assumption and assignment of the Lease under the provisions of the Bankruptcy Code. For purposes of any such assumption or assignment, the parties agree that the term "adequate assurance" shall include, without rotation, the following:

                                 A.      Any proposed assignee must have
demonstrated to Landlord's satisfaction a net worth (as defined in accordance with generally accepted accounting principles consistently applied) of, an amount sufficient to assure that the proposed assignee will have the resources with which to conduct the business to be operated in the Premises, including the payment of all rent and other charges hereunder, for the balance of the Lease Term. The financial condition and resources of Tenant are material inducements to Landlord entering into this Lease.

                                 B.        Any proposed assignee must have
engaged in the permitted use described in Section 1.1(l) hereof for at least five (5) consecutive years prior to the proposed assignment.

                                 C.      Any proposed assignee must have had
minimum sales at each location at which it operated such a business equal to at least seventy-five percent (75%) of Tenant's average monthly sales per screen at the Premises for the eighteen (18) month period preceding initiation of a proceeding under the Bankruptcy Code.

                                 D.      In entering into this Lease, Landlord
considered extensively Tenant's permitted use and determined that such permitted business would add substantially to the tenant mix in the Development, and were it not for the Tenant's agreement to operate only Tenant's permitted business on the Premises, Landlord would not have entered into this Lease. Landlord's operation of the Development will be materially impaired if a trustee in bankruptcy or any assignee of this Lease operates any business other than Tenant's permitted business.

                                 E.      The provisions of Sections 7.1 and
29.19 of this Lease regarding permitted uses and competing locations, respectively, were a material inducement to Landlord to enter into this Lease. Any individual or entity proposed by a trustee in bankruptcy to be an assignee of this Lease shall comply with the provisions of such Sections of this Lease, and must assume and agree to be personally bound by each term, provision and covenant of this Lease.

                                 F.      Any assumption of this Lease by a
proposed assignee shall not adversely affect Landlord's relationship with any of the remaining tenants in the Development, taking into consideration any and all other "use" clauses and/or "exclusivity" clauses which may then exist under such tenants' leases with Landlord.

               (e) NO LEASE TERMINATION. Should Landlord have re-entered the Premises under the provisions of subparagraph (b) above, Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any rental or other charges thereafter accruing, or to have terminated Tenant's liability for damages under any of the provisions hereby by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease, and Tenant further covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the serving of such notice and such election is evidenced by a written notice to Tenant) be deemed to be termination of this Lease. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

               (f) LEASE TERMINATION. Should Landlord elect to terminate this Lease pursuant to the provisions of subparagraphs (a) or (c) above, Landlord may recover from Tenant as damages the following:

                        (i) The worth at the time of the award of any unpaid rent and other charges which had been earned at the time of termination; plus

                        (ii) The worth at the time of the award of the amount by which the unpaid rent and other charges which would have been earned after termination until the time of the award exceeds the amount of the loss of such rental and other charges that Tenant proves could have been reasonably avoided; plus

                        (iii) The worth at the time of the award of the amount by which the unpaid rent and other charges for the balance of the Lease Term after the time of the award exceeds the amount of the loss of such rental and other charges that Tenant proves could have been reasonably avoided; plus

                        (iv) Any other amount necessary to compensate Landlord for all of the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including, but not limited to, any costs or expenses incurred by Landlord in (A) retaking possession of the Premises, including reasonable attorneys' fees thereof; (B) maintaining or preserving the Premises after such default; (C) preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting; (D) leasing commissions; and (E) any other costs necessary or appropriate to relet the Premises; plus

                        (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

   19.3 COMPUTATIONS. For the purposes of the preceding paragraph, all rental and charges other than Minimum Annual Rent including, but not limited to, Common Area Expenses shall be computed on the basis of the average monthly amount thereof accruing during the twelve (12) month period immediately preceding notice to Tenant of Tenant's default unless a twelve (12) month period of this Lease has not elapsed, in which case the average monthly amount shall be based upon the entire period of Tenant's occupancy of the Premises. In the event of default, all of Tenant's fixtures, furniture, equipment,





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improvements, additions, alterations and other personal property shall remain on the Premises and, during the period of such default, Landlord shall have the right to require Tenant to remove the same forthwith.

   19.4 DEFINITION OF WORTH AT THE TIME OF AWARD. As used in subsections (i) and (ii) of Section 19.2(f) above, the "worth at the time of the award" shall be computed by allowing interest at the rate of ten percent (10%) per annum or the maximum interest rate permitted by law, whichever is less. As used in subsection (iii) of Section 19.2(f) above, the "worth at the time of the award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

   19.5 EFFORTS TO RELET. For the purposes of this Article, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

   19.6 NO WAIVER. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and executed by Landlord.


                                   ARTICLE 20

                              DEFAULT BY LANDLORD

   Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and, following Landlord's failure to act within such thirty (30) day notice period, to each Mortgagee whose name and address shall have theretofore been furnished to Tenant in writing specifying wherein Landlord has failed to perform such obligation; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences





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
performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In the case of a default by Landlord, prior to Tenant's exercise of any remedy, the holder of any mortgage or deed of trust encumbering the Premises shall have the right, but not the obligation, to cure such a default. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default, and Tenant's remedies shall be limited to an action at law for monetary damages. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by Landlord.


                                   ARTICLE 21

                                ATTORNEYS' FEES

   21.1 LEGAL ACTIONS BETWEEN LANDLORD AND TENANT. In the event that either party shall institute any legal action or proceeding against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to pay to the prevailing party the reasonable attorneys' fees and costs actually incurred by the prevailing party.


                                   ARTICLE 22

                                 EMINENT DOMAIN

   22.1 TAKING RESULTING IN TERMINATION. In the event that all or substantially all of the Premises shall be taken under the power of eminent domain, or that any portion of the Common Areas shall be so taken so as to render the Premises not reasonably suitable for continuation of business in Landlord's or Landlord's Mortgagees' absolute discretion, this Lease shall thereupon terminate as of the date possession shall be so taken. In the event that a portion of the floor area of the Premises shall be taken under the power of eminent domain and the portion not so taken will not be reasonably adequate for the operation of Tenant's business, notwithstanding Landlord's performance of restoration as hereinafter provided, this Lease shall terminate as of the date possession of such portion is taken. If this Lease is terminated, all Rent shall be paid up to the date that actual possession of the Premises, or a portion thereof, is taken by public authority, and Landlord shall make an equitable refund of any Rent paid by Tenant in advance and not yet earned.

   22.2 PARTIAL TAKING. In the event of any taking under the power of eminent domain which does not terminate this Lease as aforesaid, any obligation of Tenant under this Lease to pay Rent and all of the provisions of this Lease shall remain in full force and effect, except that the Minimum Annual Rent only shall be reduced in the same proportion that the amount of floor area of the Premises taken bears to the floor area of the Premises immediately prior to such taking,





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
and Landlord shall, to the extent of the condemnation award made available to Landlord by Mortgagees, at Landlord's own cost and expense, restore such part of Landlord's Work in the Premises described in Exhibit "C" as is not taken to as near its former condition as the circumstances will permit, and Tenant shall do likewise with respect to such part of Tenant's Work as is not taken.

   22.3 AWARD. All damages awarded for any such taking under the power of eminent domain, whether for the whole or a part of the Premises or Common Area, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or for the fee of the Premises; provided, however, that nothing herein contained shall prevent Tenant from making claim for loss or damage to Tenant's trade fixtures and removable personal property.

   22.4 TRANSFER UNDER THREAT OF TAKING. A voluntary sale by Landlord of all or any portion of the Premises or Common Area to a public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking by eminent domain covered by this Article 22.

   22.5 REQUISITIONING. Notwithstanding anything to the contrary in the foregoing provisions, the requisitioning of the Premises or any part thereof by military or other public authority for purposes arising out of a temporary emergency or other temporary situation or circumstances shall constitute a taking of the Premises by eminent domain only when the use and occupancy by the requisitioning authority has continued for one hundred eighty (180) days. During such one hundred eighty (180) consecutive day period, and if this Lease is not terminated under the foregoing provisions, then for the duration of the use and occupancy of the Premises by the requisitioning authority, any obligation of Tenant under this Lease to pay rent and all of the other provisions of this Lease shall remain in full force and effect, except that Minimum Annual Rent shall be reduced in the same proportion that the amount of the floor area of the Premises requisitioned bears to the total floor area of the Premises, and Landlord shall be entitled to whatever compensation may be payable from the requisitioning authority for the use and occupation of the Premises for the period involved.


                                   ARTICLE 23

                           SUBORDINATION; ATTORNMENT

   23.1 SUBORDINATION. This Lease is subject and subordinate to all ground and/or other underlying leases including sale and leaseback leases, and all Mortgages, together with all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, if the lessor under any such lease or the Mortgage





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
of any such Mortgage, shall advise Landlord that it or they desire to require this Lease to be prior and superior hereto, upon written request of Landlord to Tenant, Tenant agrees to promptly execute, acknowledge and deliver any and all documents or instruments which Landlord or such lessor, or Mortgagee deems necessary or desirable for purposes therefor. As used herein, a "Mortgage" shall mean any mortgage or deed of trust or other instrument in the nature thereof evidencing a security interest in the Premises and/or Common Area, or any part thereof, or the Development Site, including but not limited to, the following:

               (a) That certain deed of trust encumbering the Theater Parcel and Common Area, securing a loan in the approximate amount of $3,600,000, the proceeds of which shall be used for the construction and/or permanent financing of the Development ("Development Loan");

               (b) That certain deed of trust encumbering the Theater Parcel and the Common Area, securing a loan made to Landlord by Agency in an approximate amount of $7,000,000, which loan is funded by the proceeds of a HUD
Section 108 loan to the Agency ("HUD Loan");

               (c) That certain deed of trust encumbering the Theater Parcel and Common Area, securing a loan made by the Agency to Landlord in an approximate amount of $1,324,575 ("Agency Loan").

"Mortgagee" shall mean the mortgagee, beneficiary under a deed of trust, the secured party under any such instrument which secures its position by a deed of trust encumbering Landlord's interest in the Development Site or portion thereof. This Lease is further subject and subordinate to (i) the REA and all covenants, conditions, restrictions, easements and any other matters or documents of record, together with all renewals, modifications, consolidations, replacements and extensions thereof; and (ii) any zoning laws of the city, county and state where the Development is situated. Tenant hereby covenants that Tenant, and all persons in possession or holding under Tenant, will conform to and will not violate the terms of said matters of record.

   23.2 FUTURE ENCUMBRANCE. Landlord shall have the right to cause this Lease to be and become and remain subject and subordinate to any and all ground and/or other underlying leases, including the sale and leaseback leases, to any and all Mortgages which may hereafter be executed covering the Development, the Premises, the real property thereunder or any portion thereof, for the full amount of all advances made or to be made thereunder and without regard to the time or character of such advance, together with interest thereon, and subject to all of the terms and provisions thereof, and Tenant agrees, within ten (10) days after Landlord's written request therefor, to execute, acknowledge and deliver upon request any and all documents or instruments requested by Landlord or necessary or proper to assure the subordination of this Lease to any such Mortgages, or leasehold estates.





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
   23.3 ATTORNMENT. Notwithstanding anything to the contrary set forth in this Article, Tenant hereby attorns and agrees to attorn to any person, firm or corporation purchasing or otherwise acquiring Landlord's interest in the Development, the Premises, or the real property thereunder or any portion thereof, at any sale or other proceeding or pursuant to the exercise of any rights, powers, or remedies under such Mortgages or ground or underlying leases as if such person, firm or corporation had been named as Landlord herein, it being intended hereby that, if this Lease shall be terminated, cut off, or otherwise defeated by reason of any act or actions by the Mortgagee of any such Mortgage, or the lessor under any such leasehold estate, then at the option of any such person, firm or corporation so purchasing or otherwise acquiring Landlord's interest in the Development, the Premises, or the real property thereunder or any portion thereof, this Lease shall continue in full force and effect. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver any documents provided herein for and in the name of Tenant, and such power, being coupled with any interest, is irrevocable.

   23.4 ESTOPPEL CERTIFICATE. If, upon any sale, assignment or hypothecation of the Premises, the Development, or the land thereunder by Landlord, an estoppel statement shall be required from Tenant, Tenant agrees to deliver in recordable form within ten (10) days after written request therefor by Landlord, an estoppel statement substantially in the form attached hereto as Exhibit "E." Tenant's failure or refusal to timely execute such certificate, or such other certificate shall in addition to being a material breach of this Lease, constitute an acknowledgment by Tenant that the statements in such certificate are true and correct without exception.

                                   ARTICLE 24

                          SALE OF PREMISES BY LANDLORD

   In the event of any sale, exchange or other conveyance of Landlord's interest in the Development or any portion or portions thereof by Landlord and an assignment by Landlord of this Lease, Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission relating to the Premises or this Lease occurring after the consummation of such sale, exchange or conveyance and assignment.


                                   ARTICLE 25

                               HOLDOVER BY TENANT

   25.1 HOLDOVER TENANCY. In the event that Tenant shall hold the Premises after the expiration of the Lease Term hereof with the





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consent of Landlord, express or implied, such holding over, in the absence of written agreement on the subject, shall be deemed to have created a tenancy from month-to-month, terminable on thirty (30) days' written notice by either party to the other, upon a monthly rental hereinafter stated, but otherwise subject to all of the terms and provisions of this Lease. Such monthly rental shall equal one hundred fifty percent (150%) of the monthly rental payable by Tenant to Landlord for the preceding twelve (12) month period including, but not limited to, Minimum Annual Rent and any other charges payable by Tenant under this Lease.

   25.2 FAILURE TO SURRENDER. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant hereby agrees to indemnify and hold Landlord harmless from loss or liability resulting from such failure including, but not limited to, damages for the loss of a reasonably ascertainable successor tenant, and any claims made by any succeeding tenant based upon Tenant's failure to surrender.


                                   ARTICLE 26

                                    NOTICES

   26.1 NOTICES. Wherever in this Lease it shall be required or permitted that notice, approval, advice, consent or demand be given or served by either party to this Lease to or on the other, such notice, approval, advice, consent or demand shall be given or served, and shall not be deemed to have been duly given or served unless in writing and forwarded by a recognized overnight courier (such as Federal Express) or by certified or registered U.S. mail, or by facsimile transmission (provided a copy thereof is sent within twenty-four (24) hours by any other permitted method for notices hereunder) addressed to the parties at the addresses listed in Section 1.1(g) hereof. Either party may change such address by written notice sent in accordance with the above procedures to the other.

   26.2 DEFAULT NOTICES. Notwithstanding anything to the contrary contained herein, any notices Landlord is required or authorized to serve upon Tenant in order to advise Tenant of alleged violations of Tenant's covenants contained in Article 7 (improper advertising medium/sights), Article 16 (failure of Tenant to properly repair and/or maintain the Premises), or Article 18 (improper parking of automobiles), must be in writing but shall be deemed to have been duly given or served upon Tenant by delivery of a copy of such notice to one of Tenant's managing or responsible employees at the Premises or by mailing a copy of such notice to Tenant in the manner specified above.





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                                   ARTICLE 27

                               CAPTIONS AND TERMS

   27.1 REFERENCE ONLY. The captions of Articles and Sections of this Lease are for convenience only and do not in any way limit or amplify the terms and provisions of this Lease. Except as otherwise specifically stated in this Lease, the "Lease Term" shall include the Initial Term and any Extension Term.

   27.2 PARTIES. If more than one (1) person or corporation is named as Tenant in this Lease and executes the same as such, the word "Tenant," wherever used in this Lease, is intended to refer to all such persons or corporations, and the liability of such persons or corporations for compliance with the performance of all of the terms, covenants and provisions of this Lease shall be joint and several. The masculine pronoun used herein shall include the feminine or the neuter as the case may be, and the use of the singular shall include the plural, as the context may require.


                                   ARTICLE 28

                           OBLIGATIONS OF SUCCESSORS

   Each and all of the provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, and except as otherwise specifically provided in this Lease, their respective heirs, executors, administrators, successors and assigns, subject, however, to all agreements, covenants, and restrictions contained elsewhere in this Lease with respect to the assignment, transfer, encumbering or subletting of all or any part of Tenant's interest in this Lease or the Premises.


                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

   29.1 SEPARABILITY. It is agreed that, if any, provision of this Lease shall be determined to be void by a court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, and all such other provisions shall remain in full force and effect.

   29.2        TENANT WARRANTIES.

               (a) CORPORATE. The persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly formed corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State of California; that all franchise and corporate taxes have been paid to date; and that all





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forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due, and that they are authorized and directed to execute this Lease, and to bind Tenant to it. Tenant shall supply Landlord with an original certificate of the duly elected Corporate Secretary of Tenant certifying to the matters set forth in this Section 29.2 and containing a copy of the resolution authorizing the entering into of this Lease, and the authority of the persons executing it.

               (b) DUE AUTHORIZATION; BINDING. This Lease and all documents executed by Tenant or its assignee which are to be delivered to Landlord are and will be duly authorized, executed, and delivered by Tenant, and are and will be legal, valid, and binding obligations of Tenant, and do not and will not violate any provisions of any agreement or judicial order to which Tenant is a party or to which it is subject.

               (c) CONSENTS; COMPLIANCE. Neither the execution nor delivery of this Lease, nor the consummation of the transactions covered hereby, nor the fulfillment of the terms hereof, nor compliance with the terms and provisions hereof, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument to which Tenant is a party, or, to Tenant's knowledge, constitute a violation of any applicable statute, regulation, rule, judgment, decree or order.

               (d) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of Tenant contained in this Section 29.2 or elsewhere in this Lease shall survive for the term of this Lease, and Tenant indemnifies Landlord for, and holds Landlord harmless from and against, any and all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees) arising out of or in connection with the inaccuracy or breach of Tenant's representations or warranties.

   29.3 MERGER. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease, and this Lease entirely supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease contains all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises and shall be considered to be the only agreement between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Lease may be modified, deleted or added to except by written Lease amendment signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the





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parties, and all reliance with respect to representations is totally upon the representations and agreements contained in this Lease.

   29.4 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Development as Landlord in the exercise of its sole business judgment shall determined Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants fall, during the Lease Term, occupy any space in the Development.

   29.5 GOVERNING LAW. The laws of the State of California shall govern the validity, construction, performance and enforcement of this Lease. Should either party institute legal action to enforce any obligation contained herein, it is agreed that the proper venue of such suit or action shall be the county and judicial district in which the Development is located. This Lease is a joint product of Landlord and Tenant and shall not be construed either for or against Landlord or Tenant but shall be interpreted in accordance with the general tenor of its language.

   29.6 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental actions, civil commotion, fire or other casualty, and other non-financial causes beyond the reasonable control of the party obligated to perform (a "Force Majeure" event), shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage. This provision shall not apply to the obligations, once accrued, imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease or to any financial incapacity of Tenant.

   29.7 CUMULATIVE RIGHTS. The various rights, options, elections, powers and remedies contained in this Lease shall be construed as cumulative, and no one remedy shall be exclusive of any other remedy, or of any other legal or equitable remedy which either party might otherwise have in the event of breach or default in the terms hereof, and the exercise of one right or remedy by such party shall not impair its right to any other right or remedy until all obligations imposed upon the other party have been fully performed.

   29.8 TIME. Time is of the essence with respect to the performance of each of the covenants and agreements contained in this Lease.

   29.9 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of Rent nor any other provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between





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Landlord and Tenant other than the relationship of landlord and tenant.

   29.10 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, then Tenant shall pay to Landlord a late charge equal to One Hundred and 00/100 Dollars ($100.00) or two percent (2%) of the amount due, whichever is higher, and provided that such amount will not exceed the maximum rate permitted by law, plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charge represents a fair and reasonable estimate of the administrative costs that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Tenant hereby agrees that, if Tenant is subject to a late charge for three (3) consecutive months, Minimum Annual Rent for the following twelve (12) months shall automatically be adjusted to be payable quarterly, in advance, commencing upon the first day of the month following such consecutive late month and continuing for the next twelve (12) months on a quarterly basis in advance.

   29.11 FINANCIAL STATEMENTS. At any time during the Lease Term, Tenant shall, upon ten (10) days' prior written notice from Landlord, provide Landlord or any Mortgagee which is negotiating with Landlord for interim, construction or permanent financing, with a confidential current financial statement (dated within ninety (90) days of the date Tenant receives Landlord's notice) and financial statements for each of the two (2) years prior to the then current fiscal statement year for Tenant and, if requested, for each Guarantor, and/or Tenant's assignees, subtenants and concessionaires. Such current statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, Guarantor, and/or Tenant's assignees, subtenants and concessionaires, shall be audited by an independent certified public accountant. Tenant represents and warrants to Landlord that each such financial statement shall be true and accurate as of the date of such statement and shall be certified by an officer of Tenant.

   29.12 REAL ESTATE BROKERS. The parties acknowledge that George Medak of Affiliated Development Group, Inc. ("Broker") represents both Landlord and Tenant in this transaction. Landlord and Tenant each represent and warrant to the other that, except for Broker, it

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has not dealt with any other broker or finder in connection with the Lease or the Premises and there are no claims (except for Broker) for brokerage commissions or finder's fees in connection with the execution of this Lease. Landlord and Tenant each agree to indemnify the other against, and hold the other harmless from, all liability, costs, expenses and fees arising from any such claim, including, without limitation, the cost of attorneys' fees in connection therewith arising out of or resulting from the acts and omissions of the indemnifying party. The fees and commissions to Broker shall be governed by a separate commission agreement between Landlord and Broker.

   29.13 DEFAULT RATE. Tenant shall pay to Landlord when due all sums of money required to be paid pursuant to this Lease. If such amounts or charges are not paid at the time provided in this Lease, such unpaid amounts shall bear interest at the lesser of ten percent (10%) or the maximum lawful rate ("Default Rate") from the date due to the date of payment.

   29.14 NO OFFER TO LEASE. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, occupancy of the Premises; and this document shall become effective and binding only upon execution and delivery hereof by Tenant and by Landlord (or, when duly authorized, by Landlord's agent or employee). No act or omission of any agent of Landlord or Landlord's broker, if any, shall alter, change or modify any of the provisions hereof.

   29.15 EXCULPATION. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the then right, title and interest of Landlord in the Premises and out of rents or other income from the Premises, or out of the consideration receivable by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises, subject to the rights of Landlord's Mortgagee, and neither Landlord nor any of its constituent partners or members, or their employees, officers, directors, shareholders or affiliates, shall be liable for any deficiency.

   29.16  HAZARDOUS MATERIALS.  Tenant covenants as follows:

               (a) Except for usual and customary quantities of ordinary and general office supplies typically used in the ordinary course of business, such as copier toner, liquid paper, glue and ink and common household cleaning materials (some or all of which may constitute "Hazardous Materials" as herein defined), Tenant agrees not to cause or permit any Hazardous Materials to be brought, incorporated, stored, used, handled, generated, released or disposed of, on, in, under or about the Building, the Premises, the Common Areas or any portion of the Development by Tenant, its agents, employees, subtenants, assignees, contractors or invitees (collectively, "Tenant Parties"), without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. At all times and in all respects, Tenant and the other Tenant Parties shall comply with all federal, state and local laws, statutes, ordinances and regulations including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. Section 16901 et seq.), Safe Drinking Water Act [42 U.S.C. Section 3000(f) et seq.], Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response of Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), California Health & Safety Code (Section 25100 et seq. and 39000 et seq.), California Water Code (Section 13000 et seq.) and other comparable state laws (collectively, "Hazardous Materials Laws"), relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, disposal or transportation of any oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances", "hazardous wastes", hazards, federal, state or local laws, statutes, ordinances or regulations (collectively, "Hazardous Materials").

               (b) At Tenant's own expense, Tenant shall procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory including, without limitation, discharge of (appropriately treated) materials or wastes into and through any sanitary sewer serving the Development or sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall not cause any and all Hazardous transported, except solely by duly licensed haulers to duly licensed facilities for disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Development in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon transfer of possession of the Premises, such transferor shall cause all Hazardous Materials to be removed from the Premises, transferred and transported for use, storage or disposal in accordance with and in compliance with all applicable Hazardous Materials Laws. Upon the expiration or sooner termination of this Lease, Tenant agrees to remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought, incorporated, stored, used, generated or released upon, in or under the Premises or any portion of the Development by Tenant or any of the Tenant Parties.

               (c)      Tenant shall immediately notify Landlord in writing of
(i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant, any of the Tenant Parties, the Premises, or any portions of the Development including, without limitation, any buildings located thereon, relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises or any portions of the Development, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after any Tenant Party first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations, relating in any way to the Premises, any portions of the Development or Tenant's or any Tenant Party's use thereof.

               (d) Tenant shall immediately indemnify, defend, protect, and hold Landlord and each of its constituent partners, members, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses and expenses (including attorneys' fees), as well as the death of or injury to any person and damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by Tenant's or any Tenant Party's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises or any portion of the Development including, without limitation, any building located thereon. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, clean-up or detoxification or decontamination of the Premises or Development or any building thereon, or the preparation and implementation of any closure, remedial action or other required plans in connection therewith. For purposes of the release and indemnity provisions hereof, any acts or omissions of Tenant or any Tenant Party, or anyone holding under Tenant or any Tenant Party, or by any of their employees, agents, assignees, contractors or subcontractors or others acting for or on behalf of Tenant or any Tenant Party (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant. The terms of the indemnification by Tenant set forth in this Section 29.16 shall survive the expiration or earlier termination of this Lease.

   29.17 NONDISCRIMINATION. Tenant herein covenants by and for itself, its heirs, executors, administrators, successors and assigns, and all persons claiming under or through them and this Lease is made and accepted upon and subject to the following conditions:

               That there shall be no discrimination against or segregation of any person, or group of persons, on account of race, color, creed, religion, sex, marital status, age, physical or mental disability, ancestry or national origin, in the leasing, renting, subleasing, transferring, use, occupancy, tenure or enjoyment of the land herein leased, nor shall the lessee itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, sublessees, subtenants or vendees in the land herein leased.

   29.18 TITLE OF LANDLORD. Landlord covenants that, as of the Effective Date hereof, there are no liens upon its estate in the Premises and Common Area other than (a) the effect of covenants, conditions, restrictions, easements, mortgages or deeds of trust, any ground lease(s), if any, of record, any rights of way of record, and any other matters or documents of record; (b) the effect of any zoning laws of the city, county and state where the Development is situated; and (c) general and special taxes and assessments not delinquent. Tenant agrees that (i) as to its leasehold estate it, and all persons in possession or holding under it, will conform to and will not violate the terms of said matters of record, and (ii) this Lease is subordinate to the REA and/or any Declaration of Restrictions, Grant of Easements or Reciprocal Easement Agreement (the "Declaration") and any amendments or modifications thereto; provided, however, if the REA and/or Declaration is not of record as of the Effective Date hereof, then this Lease shall automatically become subordinate thereto upon recordation thereof, and Tenant further agrees to execute and return to Landlord within ten (10) days after written demand therefor by Landlord, an agreement in recordable form (substantially in the form of Exhibit "H") subordinating this Lease to the REA and/or Declaration and/or any amendment or modification thereof (it being understood that the Declaration, REA and/or any amendment or modification thereto shall not prevent Tenant from using the Premises for the purpose set forth in Section 1.1(l) hereof).

   29.19 RESTRICTION ON SIMILAR BUSINESSES. Notwithstanding anything to the contrary herein, if Tenant or any Transferee, or any officer, director or manager of Tenant or a Transferee, or any entity owned or controlled by, or owning or controlling, Tenant or any Transferee (each of which is herein referred to as a "Tenant Affiliate") shall own, operate or become financially interested in a motion picture theater or theaters or a similar competing business within the radius of three (3) miles of the Development, Tenant covenants that the pattern of films exhibited in the movie screens operated on the Premises shall not be changed from the pattern of films exhibited prior to the time such competing theater or theaters opened and that the films selected for exhibition on the movie screens operated on the Premises shall be selected in such a manner as to reasonably assure that the per screen revenues from the Premises shall not be less than Gross Sales from Box Office Sales prior to the time that such competing theater or theaters commenced operation (after taking into account any decline or increase in average national box office revenues). In addition to Rent, and any other rights and remedies available to Landlord herein or under law or in equity in the event this covenant is breached, Landlord shall be entitled to damages in an amount equal to the highest Percentage Rent paid by Tenant prior to opening such competing use, for the balance of the term of this Lease, or any Extension hereof, so long as such competing use remains in effect.

   29.20 AGENCY. The parties acknowledge and agree that the addition of new provisions to this Lease may be required by the Agency, or by other governmental entities. The parties agree to execute such modifications of this Lease as may be reasonably necessary to incorporate such required terms or conditions, provided that such modifications do not have a material adverse effect on the intended use of the Premises by the Tenant.

   29.21 TIME. Time is of the essence in the performance of each provision of this Lease.

   29.22 WAIVER. The waiver of performance of any covenant, term or condition of this Lease by Landlord or Tenant shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The various rights, options, elections, powers and remedies of the parties contained in this Lease shall be construed as cumulative and no one of them exclusive of any other or of any legal or equitable remedy which either party might otherwise have in the event of a breach by the other, and the exercise of one right or remedy by a party shall not in any way impair its right to any other right or remedy. The acceptance of Rent by Landlord shall not be deemed a waiver of Landlord's right to enforce any term or provision hereof.

   29.23 COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one Lease.

   29.24 LEASE NOT TO BE RECORDED. The parties hereto shall promptly execute and deliver a Memorandum of this Lease for recording purposes in the form attached hereto as Exhibit "K," but recording shall not take place without Landlord's prior written consent until the Conditions Precedent referred to in
Article 4 have been satisfied or waived. Landlord shall cause the same to be recorded, at Landlord's expense, provided that Tenant shall pay all documentary and transfer taxes.

   29.25 MORTGAGEE REQUIREMENTS. Tenant acknowledges that a portion of the financing for the development of the Development Site may be conditioned upon Tenant's compliance with various antidiscrimination and other requirements for employment of low and moderate income persons, all of which are set forth on Exhibit "L" hereto. Tenant agrees to comply with all such requirements, and shall make such modifications to this Lease as may be requested by Mortgagees so long as Tenant's rights are not materially impaired and Tenant's obligations are not materially altered.

   29.26 TENANT ACKNOWLEDGMENT. Except as expressly provided in this Lease, Tenant agrees that Tenant shall accept the Premises in its condition as of the Delivery Date, on an "AS-IS WITH ALL FAULTS BASIS" and is relying solely upon Tenant's own independent factual, physical and legal investigations, examinations and inquiries and the materials and information prepared by Tenant or by third parties at Tenant's request in determining that the Premises are suitable and adequate in all respects for Tenant's use and any and all other activities and uses which Tenant may conduct thereon. Landlord is not making, has not made, and expressly disclaims any representation, warranty or other assurance whatsoever with respect to the Premises, the Development, and any condition or feature thereof, other than the representations or warranties expressly provided herein.

   IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Lease as of the day and year first above written.

                                 LANDLORD

                                 MDA-San Bernardino Associates,
                                 L.L.C., a Delaware limited
                                 liability company

                                 By:  SK Metro Development, L.P.,
                                         a California limited
                                         partnership, its managing member

                                         By:  SK Metro Corp., a California
                                                  corporation, its general
                                                  partner


                                                  By: /s/ REX SWANSON
                                                  Rex Swanson
                                                  Title: President

                                 TENANT

                                 CINEMASTAR LUXURY THEATERS, INC.,
                                 a California Corporation



                                 By: /s/ ALAN GROSSBERG
                                 Alan Grossberg
                                 Title: Executive Vice President/CFO

                                 EXHIBIT "A-1"

                      LEGAL DESCRIPTION TO THEATER PARCEL
                                [to be attached]

                  DOWNTOWN SAN BERNARDINO - MULTIPLEX THEATER
                              CONCEPTUAL SITE PLAN

                                   [DIAGRAM]

                                  EXHIBIT A-2

                                 EXHIBIT "A-3"

                    LEGAL DESCRIPTION OF DEVELOPMENT PARCELS
                                [to be attached]

                                  EXHIBIT "B"

                       ELEVATION DRAWINGS OF THE PREMISES
                                [to be attached]

                                   EXHIBIT "C"

                        CONSTRUCTION PROVISIONS AGREEMENT

         This Construction Provisions Agreement ("Agreement") dated as of December ___, 1996, shall set forth the terms and conditions relating to the construction of the Premises described in that certain Lease Agreement (the "Lease") of even date herewith between MDA-San Bernardino Associates L.L.C., a Delaware limited liability company, as Landlord, and Cinemastar Luxury Theaters, Inc., a California corporation, as Tenant. All references in this Agreement to Paragraphs or Subparagraphs of this Lease shall mean the relevant portions of the Lease, to which this Agreement is attached as Exhibit C, and all references in this Agreement to Sections of this Agreement shall mean the relevant portions hereof. All defined terms used herein shall be given the meaning ascribed to them in the Lease, unless a contrary indication is specifically made.

                                    SECTION 1

                          DELIVERY OF THE BUILDING PAD

         1.1 Building Pad as Constructed by Landlord Upon the full execution and delivery of this Lease by Landlord and Tenant, and subject to the terms and conditions thereof, Landlord shall deliver the Building Pad, as that term is defined below, to Tenant, and provided that the Building Pad conforms to descriptions set forth in subparagraph 1.2.1, below, Tenant shall accept the Building Pad from Landlord in its then existing, as-is condition.

         1.2 Landlord's Work. Landlord shall cause the construction or installation of, or supply, the following items at its sole cost and expense (collectively, the "Landlord's Work"), which Tenant may not change or alter, except as provided in the Lease, or this Agreement:

                  1.2.1 Landlord shall do all required on-site work for the Building, which site work shall include the creation of a finished, certified, compacted, and appropriately sloped buildable pad (the "Building Pad") which conforms to the Construction Drawings, as defined below, which pad shall be located as shown on Exhibit 1 to this Agreement. The Building Pad shall be built in conformity with all applicable governmental regulations, and pursuant to plans and specifications mutually agreed to by Landlord and Tenant.

                1.2.2 Landlord shall provide normal utility lines (electrical, gas, telephone, water and sewer) stubbed to within five feet (5') of the Building footprint line, as shown on the approved Construction Drawings.

                1.2.3 Landlord shall enter into Parking Agreements with third parties to provide off-site nonexclusive parking spaces during the hours and in the number specified in the Lease, for use by Permittees within walking proximity of the Building, which parking may be at one or more locations.

                1.2.4 Landlord shall be responsible for the construction and installation of curbs and gutters, sidewalks surrounding the Building, which shall be designed to conform to the hardscape plans shown in the Construction Drawings which are part of Tenant's Work. In addition, all landscaping, irrigation systems, and lighting in the Common Area, shall be supplied by Landlord.

         1.3 Once the Construction Drawings are approved by Landlord and Tenant, any changes thereto which are the result of Tenant's requests or requirements, or which become necessary in order to conform to Tenant's Final Plans are referred to herein as a "Change". All costs, expenses and fees incurred as a result of Changes shall be charged to Tenant and payable by Tenant within five
(5) days after written invoice from Landlord and, if not paid when due, may be deducted from the Tenant Improvement Allowance.

                                    SECTION 2

                                  TENANT'S WORK

         2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount of One Hundred and Fifteen Dollars ($115.00) per square foot of actual floor area of the Building (excluding surrounding sidewalks, walkways, and mezzanine) measured in accordance with Section 2.2 of the Lease (but in no event shall the Tenant Improvement Allowance exceed $9,200,000 regardless if the Building, as constructed, is over 80,000 square feet of floor area). The Tenant Improvement Allowance shall be used solely for the costs of the initial design and construction of the Building (the "Tenant's Work"), as more particularly described below. Subject to its obligation to deliver the Building Pad in the condition described above, and to complete the balance of Landlord's Work, described in paragraph 1.2, in no event shall Landlord be obligated to make disbursements pursuant to this Agreement or the Lease in a total amount which exceeds the Tenant Improvement Allowance. All other costs of constructing the Building and improving the Premises, including Changes, shall be born by Tenant. The Building shall be a first-class, state of the art motion picture theater building, which may include a second floor mezzanine structure, and shall include concrete floors, both sloped and flat, auditorium dividing walls which are adequate to prevent the intrusion into, or the- diversion out of, each. individual auditorium, of all sounds and vibrations generated within the Premises, and exterior walls, roof and other structural elements which are suitable to prevent the release or disbursement of any sound or vibration generated within the Building or the Premises outside of such walls or roof; a long span roof structure and all related roof materials; complete fire sprinkler system as required by law, throughout the Building, interior stairways and elevators as required by the design of the Building on the Premises, finished dropped ceiling, completed electrical system, (but excluding sound system); finished plumbing, including full, finished, and fixturized restroom facilities; all emergency exit ways, exit doors, ramps, and other facilities required by all building, health and safety laws, and the Americans with Disabilities Act; all HVAC systems and equipment; store front, including exit doors; all interior and exterior hardware, carpeting, tile, all wall coverings, and each and every other item related to the Building structure or Building systems. The items described below as Tenant's furniture, fixture and equipment ("FF&E") are included within the definition of Tenant's Work for all purposes of this Agreement, except that no reimbursement shall be made from the Tenant Improvement Allowance for said items, as Tenant shall bear all costs related to the furniture, fixture and equipment, except as expressly described below as Tenant's furniture, fixture and equipment ("FF&E"). The Building shall conform to the general architectural design plan and standards of the Development, and Landlord's architect and Tenant's architect shall work together to achieve this result.

           2.2      Disbursement of the Tenant Improvement Allowance.

                2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Agreement, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                           2.2.1.1  Payment of the fees of, and costs incurred
by, the "Architect" and the "Engineers" as those terms are defined in Section
3.1 of this Agreement, including all plans, drawings and specifications;

                           2.2.1.2  All items described in paragraph 2.1, above,
as being part of the Building (except the FF&E);

                           2.2.1.3  Other hard costs of construction of the
Tenant's Work, including, without limitation tes ting and inspection costs, freight elevator usage, if any, hoisting and trash removal costs, and contractors' fees and general conditions;

                           2.2.1.4  The cost of all signs, and fees for
Conditional Use Permits, utility hookups, sewer charges, and building plan check and permit fees (including but not limited to seismic review), and other governmental fees and charges (including but not limited to traffic systems, cultural and school fees) payable in connection with construction of the Tenant Improvements, except as specifically set forth in the Lease or this Agreement. Tenant shall not be responsible for traffic studies, environmental impact reviews or other required studies or governmental approvals regarding the Development in general. Rather, Tenant's liability for governmental approvals shall be limited to plan review, and other fees and costs imposed in connection with obtaining the building permit for the Demised Premises.

                           2.2.1.5  Sales and use taxes and Title 24 fees
related to the Tenant Improvements; and

                           2.2.1.6  All other hard costs expended by Te nant in
connection with the construction of the Tenant Improvements, except as specifically set forth in the Lease or this Agreement.

         Landlord, upon Tenants request, will provide Tenant with reasonable evidence of Landlord's ability to fund all improvements which are the responsibility of Landlord pursuant to this Lease, and Tenant shall similarly supply Landlord of Tenant's financial ability to meet its construction obligations hereunder.

                  2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items, and shall authorize the release of monies as follows:

                           2.2.2.1  Monthly Disbursements.  On or before a day
to be specified by Landlord of each calendar month during the construction of the Tenant's Work (the "Request Date"), Tenant shall deliver to Landlord ("Payment Request"): (i) a request for payment of the "Contractor," (as that term is defined in this Agreement) approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant's Work in the Premises, and detailing the portion of the work completed and the portion not completed; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of this Agreement, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); and (iv) all other information reasonably requested by Landlord or Landlord's Mortgagee, if any, on or before the twenty-fifth (25th) day after each such Request Date (the "Payment Date"), and assuming Landlord timely receives the applicable information described in items (i) through (iv), above, and unconditional lien releases, as applicable, for all work included in the Payment Request for the previous month, Landlord shall deliver a check to Tenant, made jointly payable to Contractor and Tenant, in payment of the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, multiplied by the "Draw

Multiplier" (defined in Section 2.2.2.2 below), less a ten percent (10%) retention (the aggregate amount of such retentions to be known a the "Final Retention"), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Final Plans," as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's Payment Request.

                           2.2.2.2  Draw Multiplier.  As used herein, the Draw
Multiplier shall mean a fraction, the numerator of which is the aggregate Tenant Improvement Allowance and the denominator of which is the total cost of construction of Tenant's Work ("Tenant Work Cost") as determined in accordance with Section 4.2.1 below and may be adjusted as provided therein.

                           2.2.2.3  Final Retention.  Subject to the provisions
of this Agreement, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant within thirty (30) days following the completion of construction of the Building and the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with both California Civil Code Section 3262 (d) (2) and either Section 3262(d)(3) or Section 3262(d)(4); (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating or air conditioning, life-safety or other systems of the Building, any curtain walls of the Building, the structure or exterior appearance of the Building, or the Premises; (iii) Architect delivers to Landlord a certificate, in a form reasonably acceptable to Landlord, certifying that the construction of the Building and the Premises has been completed in accordance with the Final Plans; (iv) Tenant delivers to Landlord a certificate of occupancy for the Premises from all applicable governmental agencies; (v) all "punch list" items reasonably effecting the construction, use, and operation of the Building have been completed; (vi) Tenant has delivered a detailed breakdown of Tenant's final and total Tenant Work Costs; (vii) Tenant has delivered to Landlord all items returned under Section 4.3 below; (viii) Tenant has opened for business at the Premises as required in this Lease; and
(ix) Tenant has delivered the Estoppel Certificate.

                           2.2.2.4  Other Terms.  Landlord shall only be
obligated to make disbursements from the Tenant Improvement Allowance only to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items. All Tenant Improvement Allowance Items for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of this Lease.

                           2.2.2.5  Landlord's Mortgagee.  In the event that any
construction or other Mortgagee of Landlord requires any further or different procedure for the disbursement of the Tenant Improvement Allowance, Tenant agrees to comply with same, so long as the general timing and terms for payment are reasonably consistent with Section 2.2.2.1.

           2.3      Tenant's Furniture, Fixture and Equipment.

           Tenant shall also be required, at Tenant's sole cost. and expense, to complete all interior finish improvements (FF&E) for a first-class, state of the art motion picture theater, which FF&E shall include, but not be limited to, state of the art screens, speakers, sound system, projection equipment, concession equipment, seating, furniture, all decorative items not described elsewhere in this Agreement communication systems, security systems, and any other fixturization of any other type which is required in order to render the theater fully operational and open to the public for business. The FF&E shall be shown on the fully detailed Final Working Drawings and be subject to all of the requirements set forth herein with respect to FF&E. Tenant shall provide the First LC, Second LC and evidence of FF&E financing as and when required under the Lease.

                                    SECTION 3

                              CONSTRUCTION DRAWINGS

         3.1 Selection of Architect/Construction Drawincgs. Tenant shall retain a qualified, licensed architect, reasonably approved by Landlord, as its architect (the "Architect") to prepare the Construction Drawings, as that term is defined in this Section 3.1. Tenant shall retain engineering consultants, reasonably approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the Tenant's Work, including without limitation, structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work, exterior elevations, and all of Tenant's other improvements and FF&E in the Building and Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the Construction Drawings. All Construction Drawings shall comply with the drawing format and specifications reasonably designated by Landlord or Landlord's Architect prior to Tenant's preparation of such drawings, and shall be subject to Landlord's reasonable approval. Tenant and Architect shall verify, in the field, all relevant dimensions and conditions of the Building Pad, and following Tenant's approval of same, Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, compliance with applicable laws or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, Architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and counselor in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in this Lease shall specifically apply to the Construction Drawings.

         3.2 Plan. Tenant shall supply Landlord with four (4) copies signed by Tenant of its plan for the Building and Premises before any architectural working drawings or engineering drawings have been commenced. The plan (the "Plan") shall include a layout and designation of all auditoriums, lobbies, offices, rooms and other partitioning, their intended use, and equipment to be contained therein, as well as exterior elevations, which shall conform to the architectural design of the Development. Landlord may request clarification or more specific drawings for special use items not included in the Plan. Landlord shall advise Tenant within thirty (30) business days after Landlord's receipt of the Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require and which are consistent with the Lease and this Agreement. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of any revised draft if the same is unsatisfactory or incomplete in any respect.

         3.3 Final Working Drawings. After the Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard, structural elements, systems, equipment and specifications! including, without limitation, BTU calculations, electrical requirements and special electrical receptacle requirements for the Building and Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Building and Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in conformance with the approved Plan and in a form which is complete to allow contractors and subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings"), together with a proposed time schedule for commencement, progress and completion of Tenant's Work, and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings and one (1) copy of the time schedule. Landlord shall advise Tenant within

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
thirty (30) business days after Landlord's receipt of the Final Working Drawings for the Premises and time schedule if the same is unsatisfactory or incomplete in any material respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings and adjust the time schedule in accordance with such review and any reasonable disapproval of Landlord in connection therewith. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of any revised draft if the same is unsatisfactory or incomplete in any material respect.

         3.4 Approved Final Plan. The Plan and Final Working Drawings, including the time schedule for performance of Tenant's work (collectively the "Final Plan"), shall be approved by Landlord prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Plan, Tenant shall submit the same to the appropriate municipal authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility, but subject to Landlord's responsibility for obtaining permits related to Landlord's Work; provided, however, that in all events Landlord shall cooperate with Tenant in executing permit applications and performing other acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No material changes, modifications or alterations in the Final Plan may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

         3.5 Review Costs. Tenant shall reimburse to Landlord its actual, reasonable and documented costs incurred in approving the Tenant's Conceptual Design Plans and Tenant's Working Drawings within ten (10) days after Tenant's receipt of an itemized statement from Landlord therefor if the work submitted by Tenant is substandard in Landlord's architects' reasonable opinion.

                                    SECTION 4

                        CONSTRUCTION OF THE IMPROVEMENTS

         4.1 Tenant's Selection of Contractors.

                  4.1.1 The Contractor. A general contractor shall be retained by Tenant to construct Tenant's Work. Such general contractor ("Contractor") shall be selected by Tenant, and subject to approval by Landlord, and Tenant shall deliver to Landlord notice of its selection of the Contractor upon such selection. Landlord shall have the right to designate general contractors to be included in Tenant's bidding process for the selection of the Contractor. By its execution hereof, Landlord approves any of the contractors described on Exhibit 4 hereto as the Contractor.

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
                  4.1.2 Tenant Is Agents. All subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval.

           4.2      Construction of Tenant's Work by Tenant's Agents.

                  4.2.1 Construction Contract: Cost Budget. Prior to the commencement of the construction of Tenant's Work, and after Tenant has accepted all bids for Tenant's Work, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred, in connection with the design and construction of Tenant's Work to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Tenant Work Costs"). Tenant shall also provide Landlord with a copy of its final draft of the construction contract, which shall be subject to Landlord's written approval, which shall not be unreasonably withheld or delayed. If Landlord objects to any term or condition thereof, Landlord and Tenant, and Contractor, if necessary, shall meet and confer to resolve Landlord's objection. Tenant shall submit to Landlord detailed information regarding anticipated increases or decreases, if any, in the Tenant Final Costs with each submittal of a Payment Request, together with documentation supporting such change; provided, however, in no event shall Tenant's cash contribution (i.e., amounts contributed by Tenant which are not secured by any lien on Tenant's Work, Tenant's interest in this Lease or FF&E) towards Tenant's Work Costs be less than $1 million (excluding the Tenant Improvement Allowance).
The Draw Multiplier shall be adjusted from time to time to account for such changes.

                  4.2.2 Tenant's Agents.

                            4.2.2.1 Landlord's General Conditions for Tenant's
Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of Tenant's Work shall comply with the following: (i) Tenant's Work shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to Tenant's Work to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary therein and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all reasonable rules made by Landlord's architect or property manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other

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
tenants, and any other matter in connection with this Agreement, including without limitation, the construction of the Tenant's Work.

                  4.2.2.2 Indemnity. Tenant's indemnity of Landlord as set forth in this Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of or related to Tenant's Work and/or Tenant's disapproval of all or any portion of any request for payment.

                  4.2.2.3 Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of Tenant's Work for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of Tenant's Work, and/or the Building and/or common or parking areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to Tenant' Work shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be reasonably necessary to effect such right of direct enforcement.

                  4.2.2.4 Insurance Requirements.

                                 4.2.2.4.1   General Coverages.  All of Tenant's
Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in this Lease.

                                 4.2.2.4.2    Special Coverages.  Tenant shall
carry Builder's All Risk insurance in an amount approved by Landlord covering the construction of Tenant's Work, and such other insurance reasonably required by Landlord or Landlord's lender, if any, it being understood and agreed that Tenant's Work shall be

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
insured in accordance with this Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that Contractor shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $1,000,000 per incident, $5,000,000 in aggregate, and in form and with companies as are required by Landlord.

                                 4.2.2.4.3       General Terms.  Certificates
for all insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of Tenant's Work and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord and Landlord's lender, if any, thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts -of such insurance. In the event that Tenant's Work is damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. Tenant's Agents shall maintain all of the foregoing insurance coverage in force until Tenant's Work is fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Section 4.2.2.4 shall insure Landlord, Landlord's lender, if any, and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents. All insurance, except Workers' compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects Landlord and that any other insurance maintained by Landlord is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.2 of this Agreement.

                  4.2.3 Governmental Compliance. Tenant's Work shall comply in all respects with the following: (i) all building codes and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the -National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                  4.2.4 Inspection by Landlord. Landlord shall have the right to inspect Tenant's Work at all times, provided however, that Landlord's failure to inspect Tenant's Work shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall

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
Landlord's inspection of Tenant's Work constitute Landlord's approval of the same. Landlord shall endeavor to inspect Tenant's Work during construction at reasonable intervals and shall present any objections thereto as soon as possible after discovering same, in order to avoid, to the extent reasonably possible, Tenant's incurring of correction costs in excess of those which would have been incurred had the inspection and notification taken place in a timely fashion. Should Landlord disapprove any portion of Tenant's Work, Landlord shall notify Tenant in writing' of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or proper disapproval by Landlord of, Tenant's Work shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of Tenant's Work and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, the common area, or the parking areas, Landlord may, following reasonable notice to Tenant and an opportunity for Tenant to cure same within a reasonable time after receipt of the notice of the alleged defect, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability to Tenant on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant's Work until such time as the defect, deviation and/or matter is corrected to Landlord's reasonable satisfaction.

                  4.2.5 Meetings. Commencing upon the execution of this Lease, Tenant shall hold weekly (or, with the consent of Landlord, less frequent, but regularly scheduled) meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of Tenant's Work, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

                  4.2.6 Work Schedule. Concurrently with approval of the Final Plans Landlord and Tenant shall agree upon a Tenant Work time schedule so as to enable Tenant to timely complete Tenant's Work and open for business at the Premises no later than the Rental Commencement Date. Tenant's failure to strictly adhere to such time schedule (plus any extensions provided for in the Lease) shall be deemed a material default under the Lease.

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
         4.3 Notice of Completion: Copy of Record Set of Plans. Within ten (10) days after completion of construction of Tenant's Work, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Project is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction, (i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of this Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises., and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements., equipment, and systems in the Building and the Premises.

         4.4 Bonds. Prior to the commencement of construction of the Tenant Improvements" Tenant shall obtain a performance and completion bond and a labor and materials payment bond, satisfactory to Landlord for all of the Tenant Improvements (the cost of which bonds may be submitted by Tenant for reimbursement under Section 2.2.2.1 above).

                                    SECTION 5

                                  MISCELLANEOUS

         5.1 Tenant's Representative. Tenant has designated Alan Grossberg as its sole representative with respect to the matters set forth in this Agreement, who shall, until further notice to Landlord, have full authority and responsibility to act on behalf of the Tenant as required in this Agreement.

         5.2 Landlord's Representative. Landlord has designated Rex Swanson as its sole representative with respect to the matters set forth in this Agreement, who, until further notice to Tenant, shall have all authority and responsibility to act on behalf of the Landlord as required in this Agreement.

         5.3 Clean Work Area. Tenant will provide for and pay all costs and expenses of cleaning the construction area and for any cleanup required in adjacent areas as a result of the Tenant Improvements.

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
         5.4 Debris. All construction materials! supplies and equipment shall be stored in the Premises unless Landlord shall consent in writing to a contrary arrangement. All rubbish and debris resulting from performance of the Tenant Improvements shall be removed from the Premises and the Shopping Center no less often than weekly. Upon completion of the Tenant Improvements, Tenant shall promptly remove from the Shopping Center and dispose of all remaining rubbish and debris resulting from the construction and performance of the Tenant Improvements.

         5.5 Time of the Essence in This Agreement. Unless otherwise indicated, all references herein to a number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

         5.6 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of 'material default as described in the Lease or this Agreement has occurred at any time on or before the substantial completion of Tenant's Work, then (i) in addition to all other rights and remedies granted to Landlord pursuant to this Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Tenant Work (in which case, Tenant shall be responsible for any delay in the substantial completion of the Building and Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Agreement shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Building and Premises caused by such inaction by Landlord).

         5.7 Davis-Bacon Act. Tenant shall comply with the DavisBacon Act, as amended (40 U.S.C. 276a-276a-5) respecting wages to be paid by contractors and subcontractors to laborers and mechanics employed by such contractors or subcontractors in connection with Tenant's Work, and Tenant shall comply with the requirements of the Contract Work Hours and Safety Standards Act (40 U.S.C. 327 et sea.) respecting work performed by contractors, subcontractors, laborers and mechanics.

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
                                  EXHIBIT "D"

                                GUARANTY OF LEASE

         This Guaranty of Lease (the "Guaranty") is attached to and made part of that certain real estate Lease (the "Lease") dated December ____, 1996 between MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company, as Landlord, and CINEMASTAR LUXURY THEATERS, INC., a California corporation, as Tenant, covering the certain real property described in Exhibit "All thereto and referred to as the "Theater Parcel." The terms used in this Guaranty shall have the same definitions as set forth in the Lease. In order to induce Landlord to enter into the Lease with Tenant, JOHN ELLISON, JR., ALAN GROSSBERG, JERRY WILLITS and RUSSELL SEHEULT (individually, a "Guarantor" and collectively, the "Guarantors"), have agreed to execute and deliver this Guaranty to Landlord. Each Guarantor acknowledges that Landlord would not enter into the Lease if each Guarantor did not execute and deliver this Guaranty to Landlord.

         1. GUARANTY. In consideration of the execution of the Lease by Landlord and as a material inducement to Landlord to execute the Lease, each Guarantor hereby irrevocably, unconditionally, jointly and severally guarantees the full, timely and complete (a) payment of all rent and other sums payable by Tenant to Landlord under the Lease, and any amendments or modifications thereto by agreement or course of conduct, and (b) performance of all covenants, representations and warranties made by Tenant and all obligations to be performed by Tenant pursuant to the Lease (including but not limited to, the timely commencement, performance and completion of Tenant's Work), and any amendments or modifications thereto by agreement or course of conduct. The payment of those amounts and performance of those obligations shall be conducted in accordance with all terms, covenants and conditions set forth in the Lease, without deduction, offset or excuse of any nature and without regard to the enforceability or validity of the Lease, or any part thereof, or any disability of Tenant.

         2. LANDLORD'S RIGHTS. Landlord may perform any of the following acts at any time during the Lease Term, without notice to or assent of any Guarantor and without in any way releasing, affecting or impairing any of Guarantor's obligations or liabilities under this Guaranty:

                  (a) alter, modify or amend the Lease by agreement or course of conduct;

                  (b) grant extensions or renewals of the Lease;

                  (c) assign or otherwise transfer its interest in the Lease, the Theater Parcel, or this Guaranty;

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
                  (d) consent to any transfer or assignment of Tenant's or any future tenant's interest under the Lease;

                  (e) release one or more Guarantor, or amend or modify this Guaranty with respect to any Guarantor, without releasing or discharging any other Guarantor from any of such Guarantor's obligations or liabilities under this Guaranty;

                  (f) receive and hold security for the payment of this Guaranty and exchange, enforce, waive and release any such security;

                  (g) apply such security and direct the order or manner of sale thereof as Landlord, in its sole discretion, deems appropriate; and

                  (h) foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor under this Guaranty, except to the extent the indebtedness has been paid.

         3. TENANT'S DEFAULT. This Guaranty is a guaranty of payment and performance, and not of collection. Upon any breach or default by Tenant under the Lease, Landlord may proceed immediately against Tenant and/or any Guarantor to enforce any of Landlord's rights or remedies against Tenant or any Guarantor pursuant to this Guaranty, the Lease, or at law or in equity without notice to or demand upon either Tenant or any Guarantor. This Guaranty shall not be released, modified or affected by any failure or delay by Landlord to enforce any of its rights or remedies under the Lease or this Guaranty, or at law or in equity.

         4.     GUARANTOR'S WAIVERS.  Each Guarantor hereby waives:

                  (a) presentment, demand for payment and protest of non-performance under the Lease;

                  (b) notice of any kind including, without limitation, notice of acceptance of this Guaranty, protest, presentment, demand for payment, default, nonpayment, or the creation or incurring of new or additional obligations of Tenant to Landlord;

                  (c) any right to require Landlord to enforce its rights or remedies against Tenant under the Lease, or otherwise, or against any other Guarantor;

                  (d) any right to require Landlord to proceed against any security held from Tenant or any other party, including but not limited to, the First LC and Second LC;

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
                  (e) any right of subrogation; and

                  (f) any defense arising out of the absence, impairment or loss of any right of reimbursement or subrogation or other right or remedy of Guarantors against Landlord or any such security, whether resulting from an election by Landlord, or otherwise. Any part payment by Tenant or other circumstance which operates to toll any statute of limitations as to Tenant shall operate to toll the statute of limitations as to Guarantor.

         5. SEPARATE AND DISTINCT OBLIGATIONS. Each Guarantor acknowledges and agrees that such Guarantor's obligations to Landlord under this Guaranty are separate and distinct from Tenant's obligations to Landlord under the Lease. The occurrence of any of the following events shall not have any effect whatsoever on any Guarantor's obligations to Landlord hereunder, each of which obligations shall continue in full force or effect as though such event had not occurred:

                  (a) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended or replaced, or any other applicable federal or state bankruptcy, insolvency or other similar law (collectively, the "Bankruptcy Laws");

                  (b) the consent by Tenant to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of Tenant or for any substantial part of its property;

                  (c) any assignment by Tenant for the benefit of creditors;

                  (d) the failure of Tenant generally to pay its debts as such debts become due;

                  (e) the taking of corporate action by Tenant in the furtherance of any of the foregoing; or

                  (f) the entry of a decree or order for relief by a court having jurisdiction in respect of Tenant in any involuntary case under the Bankruptcy Laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of its property, or ordering the winding-up or liquidation of any of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

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
The liability of Guarantors under this Guaranty is not and shall not be affected or impaired by any payment made to Landlord under or related to the Lease f or which Landlord is required to reimburse Tenant pursuant to any court order or in settlement of any dispute, controversy or litigation in any bankruptcy, reorganization, arrangement, moratorium or other federal or state debtor relief proceeding. If, during any such proceeding, the Lease is assumed by Tenant or any trustee, or thereafter assigned by Tenant or any trustee to a third party, this Guaranty shall remain in full force and effect with respect to the full performance of Tenant, any such trustee or any such third party's obligations under the Lease. If the Lease is terminated or rejected during any such proceeding, or if any of the events described in Subparagraphs (a) through (f) of this Paragraph 5 occur, as between Landlord and each Guarantor, Landlord shall have the right to accelerate all of Tenant's obligations under the Lease and each Guarantor's obligations under this Guaranty. In such event, all such obligations shall become immediately due and payable by Guarantors to Landlord. Guarantors waive any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause whatsoever of the liability of Tenant.

         6. SUBORDINATION. All existing and future advances by Guarantor to Tenant, and all existing and future debts of Tenant to any Guarantor, shall be subordinated to all obligations owed to Landlord under the Lease and this Guaranty.

         7. SUCCESSORS AND ASSIGNS. This Guaranty binds each Guarantor's personal representatives, successors and assigns. By execution below, each married Guarantor represents and warrants that he is managing his spouse's community property interest, if any, in all community assets.

         8. ENCUMBRANCES. If Landlord's interest in the Theater Parcel or the Lease, or the rents, issues or prof its therefrom, are subject to any deed of trust, mortgage or assignment for security, any Guarantor's acquisition of Landlord's interest in the Theater Parcel or Lease shall not affect any of Guarantor's obligations under this Guaranty. In such event, this Guaranty shall nevertheless continue in full force and effect for the benefit of any mortgagee, beneficiary, trustee or assignee or any purchaser at any sale by judicial foreclosure or under any private power of sale, and their successors and assigns. Any married Guarantor expressly agrees that Landlord has recourse against any Guarantor's separate property for all of such Guarantor's obligations hereunder.

         9. GUARANTOR'S DUTY. Guarantors assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant's default, which reasonable inquiry would reveal, and agree that Landlord

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
shall have no duty to advise Guarantors of information known to it regarding such condition or any such circumstance.

        10. LANDLORD'S RELIANCE. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         11. INCORPORATION OF CERTAIN LEASE PROVISIONS Each Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease, and understands the terms of the Lease. Each Guarantor shall be jointly and severally liable under this Guaranty. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease, delivery of financial statements and the authority of the Tenant to execute the Lease are incorporated herein in their entirety by this reference and made a part hereof. Any reference in those provisions to "Tenant" shall mean each Guarantor and any reference in those provisions to the "Lease" shall mean this Guaranty, except that (a) any notice which any Guarantor desires or is required to provide to Landlord shall be effective only if signed by all Guarantors and (b) any notice which Landlord desires or is required to provide to any Guarantor shall be sent to such Guarantor at such Guarantor's address indicated below, or if no address is indicated below, at the address for notices to be sent to Tenant under the Lease.

Signed on December 20, 1996            JOHN ELLISON, JR.
                                       -----------------------------------
                                       JOHN ELLISON, JR.


431 College Blvd.
Oceanside, CA  92507
---------------------------
        Address



Signed on December 20, 1996            ALAN GROSSBERG
                                       -----------------------------------
                                       ALAN GROSSBERG


431 College Blvd.
Oceanside, CA  92507
---------------------------
        Address

                      (signatures) continued on next page)

                                                            Initials ___________

                   (signatures) continued from previous page)

Signed on December 20, 1996            JERRY WILLITS
                                       -----------------------------------
                                       JERRY WILLITS


4784 Terracina
Oceanside, CA  92506
---------------------------
        Address


Signed on December 20, 1996            RUSSELL SEHEULT
                                       -----------------------------------
                                       RUSSELL SEHEULT


1184 Nevada Street
Redlands, CA
---------------------------
        Address

                                   EXHIBIT "E"

                              TENANT'S CERTIFICATE

        Cinemaster Luxury Theaters, Inc., a California corporation ("Tenant") hereby certifies the following with respect to that certain Multi-plex Theater Lease ("Lease"), dated December ___, 1996, between MDA-San Bernardino Associates, L.C.C., a Delaware limited liability company ("Landlord") and
Tenant:

1.       The date of Substantial Completion of Landlord's Work is _________.

2. The date of issuance by the City of San Bernardino of permits for Tenant's Work is _________.

3. The Rent Commencement Date is _____________. Minimum Annual Rent is currently payable at $_______ per month and has been paid through
         ___________.

4.       The Initial Term commences [commenced]: _____________.

5.       Landlord's Work is complete except for the following items:___________.

6. To Tenant's knowledge, Landlord is not in default of any of Landlord's obligations under the Lease, and no event has occurred which with the passage of time or the giving of notice would constitute such a default (except as follows:_____________.

7. The Lease is in full force and effect and has not been modified in any manner [except as follows: ______________.

8. Tenant has (not] exercised any right to an Extended Term granted in the Lease.

9.       Tenant's address for notice purposes is:

         ---------------------------------
         ---------------------------------
         ---------------------------------

         Tenant acknowledges that Landlord and/or Landlord's Mortgagees and/or prospective purchasers and tenants of the Development are relying on the certifications made by Tenant herein, all of which are true and correct to Tenant's knowledge as of the date of execution hereof.

         This Tenant's Certificate is executed this ___ day of __________,19__.


                                   CINEMASTER LUXURY THEATERS,
                                   INC., a California corporation


                                   By ________________________________
                                      Its_____________________________

                                   EXHIBIT "F"


                                 SIGN CRITERIA
                                [to be attached]

                                   EXHIBIT "G"


                              RULES AND REGULATIONS
                                [to be attached]

RECORDING REQUESTED BY, AND
WHEN RECORDED MAIL TO:

Greenberg Glusker Fields
  Claman & Machtinger LLP
1900 Avenue of the Stars
Suite 2100
Los Angeles, CA 90067-4590
Attn:      Debby R. Zurzolo, Esq.

--------------------------------------------------------------------------------

               SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT is made this 14th day of October, 1996, by and between (1) ____________________, a
______________________, hereinafter referred to as "Lender;" (2) CINEMASTAR LUXURY THEATERS, INC., a California corporation, hereinafter referred to as "Tenant;" and (3) MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company, hereinafter referred to as "Landlord."

                              W I T N E S S E T H:

         WHEREAS, Lender is the holder of a deed of trust (hereinafter the "Deed of Trust") encumbering the real property described in Exhibit "All hereto, which Deed of Trust is dated _____________________ and recorded as Instrument No. ________________________in the Official Records of the County Recorder of the County of San Bernardino, California ("Official Records"), and that certain UCC-1 filed with the California Secretary of State as File No. (collectively the "Security Documents"). The Security Documents encumber the real property described in Exhibit "All hereto;

         WHEREAS, Tenant is a tenant under a lease dated as of ___________________, 1996 by and between Landlord and Tenant (the "Premises Lease"). The Lease demises certain premises in the City of San Bernardino, San Bernardino County, California; and such premises (the "Leased Premises") are encumbered by the Security Documents;

         WHEREAS, Tenant is the beneficiary of certain parking rights and easements under that certain Parking Agreement dated _______________, 1996, recorded __________ as Instrument No. ________ in Official Records, which agreement and Premises Lease are collectively referred to herein as the "Lease"); and

         WHEREAS, Lender and Tenant desire to enter into this agreement to establish certain rights, safeguards and obligations

                                   EXHIBIT H
with respect to their interests, and to further provide for various contingencies as herein set forth.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual agreement of the parties hereto to the terms and conditions hereinafter contained, the parties hereto agree as follows:

         1. The Lender hereby consents to the Lease and agrees that no action taken by Lender under the Deed of Trust or the Security Documents to enforce the rights of Lender thereunder shall disturb or affect the Lease or Tenant's rights thereunder, unless and until Tenant is in default under the Lease and Landlord or Lender is entitled to take action under the Lease in accordance with the terms thereof.

         2. Tenant hereby agrees that no action taken by Lender to enforce any rights under the Deed of Trust or the Security Documents, by reason of any default thereunder (including, without limitation, the appointment of a receiver, taking of possession by Lender as Trustor under the Deed of Trust, foreclosure of the Deed of Trust, transfer of title in lieu of foreclosure or demand for rent under any assignment of rents or leases) shall give rise to any right of Tenant to terminate the Lease or shall invalidate or constitute a breach by Landlord of any of the terms thereof.

         3. The Lease and any amendment, renewal, modification or extension of the Lease, and all right, title and interest of Tenant in and to the Leased Premises, are and shall be subject and subordinate in all respects to the Security Documents.

         4. Tenant shall attorn to Lender, its successors and assigns, to a receiver for the Leased Premises appointed by a court of competent jurisdiction or to a purchaser at any sheriff's or foreclosure sale of the Leased Premises or its successors and assigns whenever said party (i) is in possession of the Leased Premises, (ii) is exercising the right to collect rent pursuant to the Deed of Trust, any assignment of rents and leases granted in connection therewith or as otherwise provided in the Security Documents, (iii) has commenced foreclosure of the Deed of Trust in any manner permitted by the laws of the state in which the Leased Premises are located, (iv) has caused a receiver to be appointed for the Leased Premises by a court of competent jurisdiction, or (v) has acquired or succeeded to Landlord's interest in the Leased Premises by deed in lieu of foreclosure or any other method. In such event, Tenant shall be bound to Lender or said party under all of the terms, covenants and conditions of the Lease for the balance of the term of the Lease then remaining and any extensions or renewals thereof which may be exercised in accordance with the terms thereof, with the same force and effect as if Lender or said party were the Landlord under the Lease. Said attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto upon occurrence of an event described above; however, upon request, Tenant will execute and deliver to Lender or said party any instrument which is necessary or desirable to evidence such attornment. Tenant shall be under no obligation to pay rent to Lender or said party until Tenant receives written notice that Lender or said party is exercising its rights under any assignment of rents and leases contained in the Security Documents or that it has succeeded to the interest of Landlord under the Lease. If the Lease is terminated as a result of Landlord's bankruptcy or reorganization, and Lender subsequently obtains fee title to the Leased Premises, so long as Tenant is not then in default Lender agrees to reinstate the Lease as between Lender (as Landlord) and Tenant.


         5. Tenant agrees that Lender shall not (i) be liable for any act, omission or default on the part of Landlord arising or accruing prior to Lender succeeding to the pos ition of the named Landlord under the Lease or for any indemnification obligation of Landlord to Tenant under the Lease arising or accruing prior to Lender succeeding to the position of the named Landlord under the Lease, (ii) be subject to any offset which shall have accrued to Tenant against Landlord, (iii) be liable for any security deposit, rental prepayment for more than one month in advance, or other deposit (including, but not limited to tax and insurance deposits, if any) unless and until such funds have been transferred to Lender, (iv) be bound by any modification renewal, extension or amendment of the Lease to which Lender has not consented, (v) be bound by any collateral agreement, or by any waiver or forbearance suffered, entered into or granted by Landlord unless Lender has consented to the same in writing, (vi) be bound by or incur any liability under any provision in the Lease pursuant to which the Landlord agrees to indemnify Tenant in connection with hazardous or toxic substances, or (vii) be liable for any obligations or covenants which arise and are to be performed before Lender becomes owner of the Leased Premises or after it is no longer owner.

         6. The agreements made herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns. Tenant agrees that Lender may assign its note and Security Documents. The rights and obligations of Lender under this Agreement shall be assignable by Lender to such an assignee, to a purchaser at a foreclosure sale of Landlord's interest in the Leased Premises or to a purchaser of the Leased Premises from Lender. As used herein, the words "foreclosure" and "foreclosure sale" shall be deemed to include the acquisition of Landlord's estate in the Leased Premises by voluntary deed (or assignment) in lieu of foreclosure; and the word "Lender" shall include Lender herein specifically named and any of its successors and assigns, including anyone who shall have succeeded to Landlord's interest in the Leased Premises by, through or under foreclosure of the Deed of Trust, and/or action under the other Security Documents.

         7. All notices required or permitted to be given by this Agreement shall be sent or delivered to the parties addressed as follows:

               Lender:         _______________________________________
                               _______________________________________
                               _______________________________________
                               _______________________________________
                               Attn:__________________________________

               Tenant:         CinemaStar Luxury Theaters, Inc.
                               431 College Boulevard
                               Oceanside, CA 92057
                               Attn: John Ellison Jr., President

             Landlord:         MDA-San Bernardino Associates, L.L.C.
                               c/o Metropolitan Development
                               300 Continental Boulevard
                               Suite 360
                               El Segundo, CA 90245
                               Attn: Rex Swanson

         With copy to:         Greenberg Glusker Fields
                               Claman & Machtinger LLP
                               1900 Avenue of the Stars
                               Suite 2100
                               Los Angeles, CA 90067-4590
                               Attn: Debby R. Zurzolo, Esq.


                  The parties hereto may change such addresses at any time by written notice thereof to the other parties in accordance with the provisions hereof. All notices shall be either (i) personally delivered to the addresses set forth above, in which case it shall be deemed given on the date of delivery to said address, or (ii) sent by registered or certified mail, return receipt requested, in which case it shall be deemed given three (3) business days after deposit in the U.S. mail postage prepaid, or (iii) sent by a nationally recognized overnight courier, in which case it shall be deemed given upon receipt.

         8. For so long as Lender has a security interest in the Leased Premises, as a condition of Tenant declaring the Lease in default, it must provide written notice of such violation to Lender. Such notice shall state the nature of default. In addition to any cure rights afforded Landlord in the Lease, Lender shall be afforded an additional 60-day period to cure any default, provided, however, that (i) with respect to nonmonetary defaults Lender shall be provided extensions of such 60-day period for so long as Lender is diligently attempting to cure the default, and (ii) after the expiration of the 60-day period, as the same may be extended as provided herein, unless the default shall have been cured, Tenant may proceed with the remedies for default as contained within the Lease.

         9. This Agreement shall inure to the benefit of, and be binding upon the parties hereto and their permitted successors and assigns.


         10. This Agreement may be executed in counterparts and each copy of this Agreement to which is attached counterpart signature pages containing the signatures of each of the parties hereto shall be deemed for all purposes to be an executed original of this Agreement.

         11. This Agreement shall be effective as of the "Rent Commencement Date" (as defined in the Lease).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first hereinabove set forth.

                                    "LENDER"

                                    -----------------------------------------
                                    a
                                      ---------------------------------------



                                    By:
                                       --------------------------------------

                                    Name:
                                         ------------------------------------

                                    Title:
                                          -----------------------------------

                                    "TENANT"

                                    CINEMASTAR LUXURY THEATERS, a
                                    California corporation


                                    By:
                                       --------------------------------------
                                       Alan Grossberg, Executive
                                       Vice President/CFO


                      (signatures) continued on next page)

                   (signatures) continued from previous page)

                                   "LANDLORD"
                                   MDA-SAN BERNARDINO ASSOCIATES,
                                   L.L.C., a Delaware limited
                                   liability company


                                   By:  SK Metro Development, L.P.,
                                        a California limited
                                        partnership, its managing
                                        member

                                        By:  SK Metro Corp., a
                                             California corporation,
                                             its general partner

                                             By:
                                                 ----------------------------
                                                 Rex Swanson,
                                                 President

STATE OF CALIFORNIA           )
                              )  SS:
COUNTY OF                     )

         On ________________________, 1996, before me, _________________________

a Notary Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                       WITNESS my hand and official seal.

Signature_____________________________

(Seal)

STATE OF CALIFORNIA           )
                              )  SS:
COUNTY OF                     )

         On __________________________________________, 1996, before me,
______________________________________ , a Notary Public, personally appeared
__________________________________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

Signature ___________________________

(Seal)

STATE OF CALIFORNIA           )
                              )  SS:
COUNTY OF __________________  )


         On _________________________________________ 1996, before me,
 ___________________________________________ a Notary Public, personally appeared ___________________________________________, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

Signature ______________________________

(Seal)

                                   EXHIBIT "I"


                               PARKING AGREEMENT
                                [to be attached]

                                   EXHIBIT "J"


                           PERMITTED TITLE EXCEPTIONS
                                [to be attached)

                                   EXHIBIT "K"


RECORDING REQUESTED BY AND
WHEN RECORDED, MAIL TO:

GREENBERG GLUSKER FIELDS
CLAMAN & MACHTINGER LLP
1900 Avenue of the Stars
Suite 2100
Los Angeles, CA 90067-4590
Attn:  Debby R. Zurzolo, Esq.

--------------------------------------------------------------------------------

                               SHORT FORK OF LEASE

1.       Parties.

         This Short Form of Lease ("Memorandum"), dated for identification purposes only _______________________, 1996, is entered into by and between MDA-SAN BERNARDINO ASSOCIATES, L.L.C., a Delaware limited liability company ("Landlord"), and CINEMASTAR LUXURY THEATERS, INC., a California corporation ("Tenant").

2.       Recitals.

         a. Landlord is the fee owner of that certain real property more particularly described on Exhibit "All attached hereto ("Theater Parcel").

         b. The Theater Parcel is Part of a larger project which may be developed. by Landlord on adjacent real property (collectively with the Theater Parcel, the "Development Site"), described on Exhibit "B" attached hereto. The Development Site is part of a larger tract of land that is subject to the Redevelopment Plan of the Redevelopment Agency of the City of San Bernardino for Project Area No. __________________

         C. Pursuant to the Lease, Tenant shall design and construct an approximately 80,000-foot building on the Theater Parcel for use as a first-class, state of the art, movie theater.

         d. In order to accommodate Tenant's parking requirements, Landlord has or will enter into certain parking agreements more particularly described in the Lease.

         e. In consideration of the Recitals contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

  3.     Grant of Leases.

         Landlord leases to Tenant, and Tenant leases from Landlord the Theater Parcel, together with all improvements constructed thereon, subject to the provisions of that certain unrecorded Lease dated , 1996, between Landlord and Tenant ("Lease") .

  4.     Term of Lease.

         The initial term of the Lease commences on the "RentCommencement Date" as defined in Section 1.1(b) of the Lease, and, unless sooner terminated pursuant to the terms thereof, shall expire twenty-five (25) years from' the date thereof, unless extended as provided therein.

  5.     Option to Renew.

  Section 3.7 of the Lease provides that Tenant shall have the option to extend the initial term of the Lease for two (2) additional periods of five (5) years each, subject to the terms and conditions set forth therein.

  6.     Tenant's Exclusive Use.

         Section 7.3 of the Lease provides as follows:

         "So long as Tenant continuously operates the Premises for the use specified in Section 1.1(1), Landlord shall not lease space within the Development to anyone for the purpose of operating within the Development a movie theater, or conducting a business requiring the use of auditoriums exceeding 10, 000 square feet for meetings and conventions at the Development, without Tenant's prior written approval. This restriction shall not apply to the operation of restaurant or banquet facilities."

  7.     Purpose of Short Form of Lease.

         This Memorandum is prepared for the purpose of recordation only, and in no way modifies the terms and provisions of the Lease. In the event of any inconsistency between the terms and provisions of this Memorandum and the terms and provisions of the Lease, the terms and provisions of the Lease shall prevail.

  8.     Successors and Assigns.

         This Memorandum shall be binding upon and inured to the benefits of the parties hereto and their respective permitted successors and assigns.

  9,     Exhibits.


         All exhibits attached hereto are incorporated herein by this reference.

         The parties have executed this Memorandum as of the date first set forth opposite their signatures below.

Executed this   20    day             "LANDLORD"
             -------
of      December        , 1996,
  ---------------------
at      Oceanside      .
  ---------------------          MDA-San Bernardino Associates
                                 L.L.C., a Delaware limited
                                 liability company

                                 By:   SK Metro Development, L.P.,
                                       a California limited
                                       partnership, its managing member

                                       By:  SK Metro Corp., a
                                            California corporation,
                                            its general partner

                                            By: \s|Rex Swanson
                                               ----------------------
                                                   Rex Swanson
                                            Title: President






Executed this   20    day                   "TENANT"
             -------
of      December        , 1996,             CINEMASTAR LUXURY THEATERS,
  ---------------------                     INC., a California Corporation
at      Oceanside      .
  ---------------------                     By: \s\Alan Grossberg
                                               ----------------------
                                                   Alan Grossberg
                                            Title: Executive Vice President/CFO

STATE OF CALIFORNIA           )
                              )  SS:
COUNTY OF     Los Angeles     )
          -------------------


          On                December 24                  , 1996, before me,
             -------------------------------------------
      Colleen M. Rafferty            , a Notary Public, personally appeared
------------------------------------          Rex Swanson           , personally
                                     -------------------------------
known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                    Signature   \s\Colleen M. Rafferty
                                              ---------------------------
                                                                   (Seal)



STATE OF CALIFORNIA           )
                              )  SS:
COUNTY OF      San Diego      )
          -------------------



          On                December 20                  , 1996, before me,
             -------------------------------------------
      Dana R. Carter                , a Notary Public, personally appeared
------------------------------------          Alan Grossberg        , personally
                                     -------------------------------
known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

                                    Signature   \s\Dana R. Carter
                                              ---------------------------
                                                                   (Seal)

                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF THEATER PARCEL

                                   EXHIBIT "B"

                      LEGAL DESCRIPTION OF DEVELOPMENT SITE

                                   EXHIBIT "L"


                              ADDITIONAL COVENANTS
                                (to be attached]